UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22393

Blackstone / GSO Senior Floating Rate Term Fund

(exact name of registrant as specified in charter)

345 Park Avenue, 31st Floor

New York, New York 10154

(Address of principal executive offices) (Zip code)

Marisa Beeney

345 Park Avenue, 31st Floor

New York, New York 10154

Registrant’s telephone number, including area code: (212) 503-2100

Date of fiscal year end:    December 31

Date of reporting period:  January 1, 2014 – December 31, 2014

Item 1.  Report to Stockholders.

Blackstone / GSO
Senior Floating Rate Term Fund (NYSE: BSL)

Long-Short Credit Income Fund (NYSE: BGX)

Strategic Credit Fund (NYSE: BGB)

1.877.876.1121 | WWW.BLACKSTONE-GSO.COM

Blackstone / GSO Funds	Manager Commentary
December 31, 2014 (Unaudited)

To Our Shareholders:

As we look back on 2014, it is striking how the year was filled with contradictions of consensus thought and unanticipated outcomes. From the “high” vantage-point of December 31, 2013, already caught in the grips of an icy winter that would weaken US GDP, the market expected interest rates to rise, European and Japanese economies to recover, and the price of energy to follow its then upward trajectory. Instead, the 10-year benchmark US Treasury, which was yielding over 3% on New Years’ Eve 2013 and expected to go higher, traded to a twelve-month low of 2.06% on December 16, 2014 and closed the year yielding 2.17%. The 10-year was a top performer in 2014, returning 10.72%.

Market consensus had the energy story wrong as well. With geopolitical risks rising for most of the year in oil producing regions from Nigeria across the Maghreb, Mesopotamia through the Gulf States, nearly no one imagined any significant down-leg in oil; but it happened! Oil, which started 2014 at just over $90/bbl for WTI and $110/bbl for Brent tumbled almost 50% by year-end 2014, closing at $53.70/bbl on WTI and $57.33/bbl on Brent. Driven by the slow-down in Europe, emerging markets, the North American fracking revolution, and OPEC battling for control of market share, oil markets are now nearly 2 million barrels per day over-supplied and it will take either time or a market event to bring back equilibrium.

Finally, the US dollar, which on New Year’s Eve of 2013 closed $1.37 to the Euro, is once again “King” as it regained the throne at $1.14 to the Euro by year-end 2014 and continues to strengthen, with a total gain of 14% over 2014. Much of the forgoing has benefited US equities as the US has “decoupled” from other developed economies, as the S&P 500 index returned 13.97% during the year. For leverage finance, however, all of this did not translate well into performance as both loans and high yield bonds did not return their respective average coupons for 2014.

The decline in rates contributed to the “about-face” seen in the bank loan mutual fund flows during 2014; after taking in $62.8 billion of inflows during 2013, bank loan mutual funds saw $23.8 billion of net outflows during 2014. Coincidentally, high yield mutual funds saw the same amount of 2014 net outflows ($23.8 billion), though the majority of high yield outflows occurred during 3Q while loan outflows increased each quarter-over-quarter. Continued CLO demand did help offset retail outflows as 234 US CLOs totaling $131.9 billion came to market, surpassing the previous record of $94.1 billion set in 2006.1 However, strong demand from the CLO market wasn’t enough to support bank loan pricing. Average loan prices dropped almost 2.5% throughout 2014, falling from 98.29 on December 31, 2013 to 95.92 on December 31, 2014.2 High yield prices fell even further over the same period, dropping 4.42 points.2

Total YTD Returns as of December 31, 2014
US Senior Loans (S&P/LSTA Leveraged Loan Index)	1.60%
US High Yield Bonds (Barclays High Yield Index)	2.45%
3-month Treasury Bills (BofA Merrill Lynch US 3-Month Treasury Bill Index)	0.04%
10-Year Treasuries (BofA Merrill Lynch 10-Year US Treasury Index)	10.72%
US Aggregate Bonds (Barclays US Aggregate Bond Index)	5.97%
US Investment Grade Bonds (Barclays US Corporate Investment Grade Index)	7.46%
Emerging Markets (Barclays EM USD Aggregate Index)	4.76%
US Large Cap Equities (S&P 500® Index)	13.66%

Sources: Barclays, Bloomberg, S&P/LCD

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

The market was correct in its expectation of a strengthening US economic recovery, although not about the magnitude of the improvement or about the low level of defaults for 2014. A total of 28 companies representing $70.2 billion in high yield bonds and leveraged loans defaulted during the year, which marked the second highest year on record. We feel it is important to note that 77% of this amount is composed of just two borrowers. Excluding these issuers, total 2014 defaults were $16.0 billion, the lowest total volume since 2007. Loan and high yield bond default rates, excluding TXU’s April default, ended 2014 at 1.70% and 1.63%, respectively, compared to year-end 2013 default rates of 1.67% and 0.63%, and respectively.

So what might be in store for loans and bonds next year? With the recent revision of US Q3 GDP to 5%, as well as the increase in US real GDP based on the “advance” estimate, and the likelihood that lower energy costs will lead to further gains in consumer spending and corporate profits (at least outside of the energy sector), the Federal Reserve’s resolve to begin raising interest rates by mid-year would seem to be strengthened. Further, it appears as though the US economy has further “decoupled” from the rest of the world, as many economists have pointed out. While many concerns regarding the US economy remain, particularly around structural employment issues and wage growth, there are many signs that further improvements are coming. We look forward to continuing improvements broadly in the US and some recovery of energy prices, which would indicate to us that the recent sell-off, particularly in high yield, was overdone. Over the course of the year as market participants begin to focus in on the nearer-term reality of Fed action on rates, we would expect returns on loans to make their move, driven by positive flows back to the asset class and away from core fixed income that had an unexpectedly strong 2014.

At GSO / Blackstone, we value your continued investment and confidence in us and in our family of funds. Additional information about our funds is available on our website at www.blackstone-gso.com.

Sincerely,

GSO / Blackstone Debt Funds Management LLC

1 JP Morgan, February 2, 2015

2 S&P/LSTA Leveraged Loan Index, Barclays U.S. Corporate High Yield Index

Annual Report | December 31, 2014	1

Blackstone / GSO Senior Floating Rate Term Fund	Fund Summary
December 31, 2014 (Unaudited)

Fund Overview

Blackstone / GSO Senior Floating Rate Term Fund (“BSL” or herein, the “Fund”) is a closed-end fund that trades on the New York Stock Exchange under the symbol “BSL”. BSL’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. Under normal market conditions, the fund invests at least 80% of its total assets in senior, secured floating rate loans (“Senior Loans”). BSL may also invest in second-lien loans and high yield bonds and employs financial leverage, which may increase risk to the fund.

Portfolio Management Commentary

Fund Performance

BSL outperformed its key benchmark, the S&P LLI, on a Net Asset Value (“NAV”) per share basis for the periods of three years and the life of the Fund since inception, though it underperformed for the periods of three months, six months, and one year. The share price of BSL also underperformed its benchmark over all of those periods due to market value fluctuations. The shares of the Fund traded at an average discount to NAV of -5.23% for the last twelve months ending December 31.

NAV Performance Factors1

The Fund’s over-allocation to both Commercial Services (15.0% versus the benchmark of 8.6%) and Technology Hardware & Equipment (11.1% versus the benchmark of 7.5%) and under-allocation to Electric Utilities (4.2% versus the benchmark of 5.2%) were the top contributors to performance throughout 2014. Conversely, the Fund’s over-allocation to both Retailing (9.0% versus the benchmark of 8.5%) and Energy (5.6% versus the benchmark of 4.1%) and under-allocation to Financials (0.5% versus the benchmark of 4.0%) weakened investment performance for the full year. Energy, which comprised 5.6% of the portfolio versus a benchmark weighting of 4.1%, was lackluster when compared to other sectors as oil prices declined by over 50% during the second-half of 2014. Notable contributors to performance, by issuer, included the Fund’s “0%” weighting in TXU, Seadrill, and Education Management Holdings, as well as an overweight to RBS and Vertafore. Key detractors to investment performance were concentrated in three Energy-related names, including Sheridan Production Partners, Swift Energy, and Templar Energy.

In October, BSL refinanced its existing leverage through a repayment of its Senior Secured Notes (the “Notes”) and Preferred Shares (the “Preferred Shares”) with borrowings under a new 364-day revolving credit facility. This refinancing plan modestly reduced the Fund’s leverage but significantly reduced the Fund’s cost of borrowing. The accelerated amortization of the deferred financing cost (a non-cash expense) associated with the original issuance of the Notes and Preferred Shares resulted in an $0.08 per share reduction of the Fund’s NAV in October. However, the cost savings associated with the reduced cost of borrowing are expected to offset this one-time expense.

Portfolio Activity and Positioning

Over the past year, BSL reduced its exposure to Healthcare and Pharmaceuticals and Telecommunications, and increased its exposure to Retail and Energy, Oil and Gas companies. The Fund maintained a lower cash balance throughout the year and shifted some of its Senior Loan allocation into high yield bonds. BSL also increased its second lien loan allocation. BSL increased its overall exposure to credits rated B1, though the Fund did selectively increase its Caa-rated assets. BSL was successful in recovering some of the portfolio loan spread lost during 2014, increasing the average loan spread 31 basis points since June 30.

As of December 31, 2014, the Fund held just over 92% of its Managed Assets in bank loans, just under 6% in high yield bonds, and the balance held in cash and other assets. BSL’s investments represented the obligations of 178 companies diversified across 28 distinct industries, with an average position size representing 0.49% of Managed Assets and the top five industry groups representing 45% of total holdings of the Fund. High Tech Industries and Healthcare and Business Services represent the Fund’s top industry weightings.

1 Industries per the Global Industry Classification Standard

2	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund	Fund Summary
December 31, 2014 (Unaudited)

BSL’s Portfolio Composition

BSL’s Moody’s Rating Distribution**

**	For more information on Moody’s ratings and descriptions refer to www.moodys.com.

Portfolio Characteristics

Weighted Average Loan Spread^	5.16%
Weighted Average Bond Coupon	7.70%
Current Dividend Yield†	6.45%
Weighted Average Days to Reset	68
Average Position*	0.49%
Leverage*	32.58%

^	Spread over LIBOR inclusive of LIBOR floors.

†	Using current dividend rate of $0.090/share and market price/share as of December 31, 2014.

*	As a percentage of Managed Assets.

Top 10 Holdings*

US Foods Inc, Senior Secured First Lien Incremental Term Loan	1.50%
Avaya Inc, Senior Secured First Lien Extended Term B-3 Loan	1.25%
Compuware Corporation, Senior Secured Second Lien Term Loan	1.13%
Onex Carestream Finance LP, Senior Secured Second Lien Term Loan	1.13%
Sensus USA Inc, Senior Secured Second Lien Term Loan	1.11%
Sheridan Production Partners I-M LP, Senior Secured First Lien Tranche B-2 Term Loan	1.10%
Truven Health Analytics Inc, Senior Secured First Lien New Tranche B Term Loan	1.09%
Aspect Software Inc, Senior Secured First Lien Tranche B Term Loan	1.06%
Kronos Incorporated, Senior Secured First Lien Incremental Term Loan	1.06%
Sandy Creek Energy Associates LP, Senior Secured First Lien Term Loan	1.06%
Top 10 Holdings	11.49%

Portfolio holdings and distributions are subject to change and are not recommendations to buy or sell any security.

Top 5 Industries*^
High Tech Industries	13.00%
Services - Business	10.22%
Retail	8.59%
Healthcare and Pharmaceuticals	7.90%
Energy, Oil and Gas	5.40%

BSL Total Return

	3 Month	6 Month	1 Year	3 Year†	Since Inception†
NAV	-1.24%	-1.96%	0.38%	5.66%	5.73%
Market Price	-0.83%	-3.30%	-4.99%	3.80%	2.94%
S&P/LSTA Leveraged Loan Index	-0.51%	-0.98%	1.60%	5.46%	5.25%

* As a percentage of Managed Assets.

† Annualized.

^ Industries per S&P

Annual Report | December 31, 2014	3

Blackstone / GSO Long-Short Credit Income Fund	Fund Summary
December 31, 2014 (Unaudited)

Fund Overview

Blackstone / GSO Long Short Credit Income Fund (“BGX” or herein, the “Fund”) is a closed-end fund that trades on the New York Stock Exchange under the symbol “BGX”. BGX’s primary investment objective is to provide current income, with a secondary objective of capital appreciation. BGX will take long positions in investments which we believe offer the potential for attractive returns under various economic and interest rate environments. BGX may also take short positions in investments which we believe will under-perform due to a greater sensitivity to earnings growth of the issuer, default risk or the general level and direction of interest rates. BGX must hold no less than 70% of its Managed Assets in first-and second-lien secured floating rate loans (“Secured Loans”), but may also invest in unsecured loans and high yield bonds. BGX may use financial leverage and derivatives in employing its long strategy for up to a total of 150% of net assets.

Portfolio Management Commentary

Fund Performance

BGX outperformed a composite weighting of the S&P LLI and the Barclays HYI (70% loans, 30% high yield bonds) on a NAV per share basis for the periods of three years and the life of the Fund since inception, though it underperformed for the periods of three months, six months, and one year. The share price of BGX also underperformed its benchmark over all of those periods due to market value fluctuations. The shares of the Fund traded at an average discount to NAV of -8.43% for the last twelve months ending December 31.

NAV Performance Factors1

The Fund’s under-allocation in Materials (5.6% versus the benchmark of 9.2%) and over-allocation to both Retailing (10.9% versus the benchmark of 7.1%) and Technology Hardware and Equipment (8.9% versus the benchmark of 7.2%) were the top contributors to performance throughout 2014. Conversely, the Fund’s over-allocation to Energy (11.8% versus the benchmark of 6.8%) and under-allocation to both Media (5.5% versus the benchmark of 9.6%) and Financials (0.0% versus the benchmark of 1.0%) weakened investment performance for the full year. Energy, which comprised 11.8% of the portfolio versus a benchmark weighting of 6.8%, was lackluster when compared to other sectors as oil prices declined by over 50% during the second-half of 2014. Notable contributors to performance, by issuer, included the Fund’s “0%” weighting in TXU as well as an overweight to RBS, Palace Entertainment, and Fibertech Networks. Key detractors to investment performance were, again, concentrated in a few Energy-related names, including Resolute Energy, Comstock Resources, and EXPRO.

At the end of July, BGX entered into a 364-day revolving credit facility, replacing its existing leverage of securities lending arrangements and swap arrangements. In preparation for this transition, the Fund’s leverage decreased significantly to 11.9% of Managed Assets in June before increasing to 24.4% of Managed Assets through borrowings under the credit facility.

Portfolio Activity and Positioning

Over the past year, BGX reduced its exposure to Healthcare and Pharmaceuticals, Business Services, and Telecommunications, and increased its exposure to Retail and Energy, Oil and Gas companies. The Fund’s cash balance fluctuated throughout the year depending on current market views, and BGX selectively allocated more of its portfolio to high yield bonds through a reduction of its holdings of Secured Loans. Similar to BSL, BGX increased its overall exposure to credits rated B1, though the Fund did selectively increase its Caa-rated assets. The portfolio was able to increase its spread 17 basis points from the end of 2013. In December, BGX amended its investment guidelines to allow the Fund to invest up to 150% of net assets in long positions, which as a result allows for additional leverage to be taken. This change became effective in January 2015.

As of December 31, 2014, over 78% of BGX’s assets were invested in Secured Loans, 19% were invested in high yield bonds, and the balance held in cash and other assets. The Fund held a small position of 0.35% in the Ba3 rated tranche of a collateralized loan obligation. There were two short positions in the Fund as of December 31, both US Treasury futures. In the aggregate, BGX’s positions represent the direct obligations of 181 companies diversified across 29 distinct industries, with an average position representing 0.47% of Managed Assets. The top five industry groups represented 45% of total holdings of the Fund.

[1]	Industries per the Global Industry Classification Standard

4	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund	Fund Summary
December 31, 2014 (Unaudited)

BGX’s Portfolio Composition

BGX’s Moody’s Rating Distribution**

**	For more information on Moody’s ratings and descriptions refer to www.moodys.com.

Portfolio Characteristics

Weighted Average Loan Spread^	5.30%
Weighted Average Bond Coupon	8.30%
Current Dividend Yield†	7.57%
Weighted Average Days to Reset	61
Average Position*	0.47%
Long Positions**	129.33%
Short Positions **	-0.01%
Net Positions**	129.32%
Leverage*	24.39%

^	Spread over LIBOR inclusive of LIBOR floors
†	Using current dividend rate of $0.098/share and market price/share as of December 31, 2014.
*	As a percentage of Managed Assets.
**	As a percentage of Net Assets.

Top 10 Holdings*
Big Heart Pet Brands, Senior Unsecured Bond	1.64%
Onex Carestream Finance LP, Senior Secured Second Lien Term Loan	1.62%
Armored AutoGroup Inc, Senior Secured First Lien New Term Loan	1.54%
Kronos Incorporated, Senior Secured First Lien Incremental Term Loan	1.52%
US Foods Inc, Senior Secured First Lien Incremental Term Loan	1.46%
Monitronics International Inc, Senior Unsecured Bond	1.35%
Lineage Logistics LLC, Senior Secured First Lien Term Loan	1.33%
Expro Finservices SARL, Senior Secured First Lien Initial Term Loan	1.29%
Caesars Entertainment Resort Properties, Senior Secured First Lien Term B Loan	1.28%
Sensus USA Inc, Senior Secured Second Lien Term Loan	1.19%
Top 10 Holdings	14.22%

Portfolio holdings and distributions are subject to change and are not recommendations to buy or sell any security.

Top 5 Industries*^
High Tech Industries	11.92%
Retail	9.92%
Energy, Oil and Gas	9.21%
Banking, Finance, Insurance and Real Estate	6.61%
Healthcare and Pharmaceuticals	6.51%

BGX Total Return

	3 Month	6 Month	1 Year	3 Years†	Since Inception†
NAV	-2.43%	-2.98%	-0.06%	6.78%	5.27%
Market Price	-5.30%	-9.25%	-6.86%	4.03%	0.48%
70% S&P/LSTA Leveraged Loan Index & 30% Barclays US High Yield Index	-0.65%	-1.53%	1.86%	6.35%	4.98%

*	As a percentage of Managed Assets.
†	Annualized.
^	Industries per S&P

Annual Report | December 31, 2014	5

Blackstone / GSO Strategic Credit Fund	Fund Summary
December 31, 2014 (Unaudited)

Fund Overview

Blackstone / GSO Strategic Credit Fund (“BGB” or herein, the “Fund”) is a closed-end fund that trades on the New York Stock Exchange under the symbol “BGB”. BGB’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. BGB invests primarily in a diversified portfolios or loans and other fixed income instruments of predominantly US Corporate issuers, including first-and second-lien loans (“Senior Secured Loans”) and high yield corporate bonds of varying maturities. BGB must hold no less than 80% of its Managed Assets in credit investments comprised of corporate fixed income instruments and other investments (including derivatives) with similar economic characteristics.

Portfolio Management Commentary

Fund Performance

BGB outperformed a composite weighting of the S&P LLI and the Barclays HYI (75% loans, 25% high yield bonds) on a NAV per share basis for the life of the Fund since inception though it underperformed for the periods of three months, six months, and one year. On a share price basis, the Fund also outperformed its benchmark over the past three months, though it underperformed over the periods of six months, one year, and the life of the fund since inception due to market value fluctuations. The shares of the Fund traded at an average discount to NAV of -8.71% for the last twelve months ending December 31.

NAV Performance Factors1

The Fund’s over-allocation to both Technology Hardware and Equipment (11.6% versus the benchmark of 7.1%) and Insurance (3.3% versus the benchmark of 1.7%) and under-allocation to Materials (6.4% versus the benchmark of 9.3%) were the top contributors to performance throughout 2014. Conversely, the Fund’s over-allocation to Energy (10.0% versus the benchmark of 7.3%) and under-allocation to both Media (6.7% versus the benchmark of 9.6%) and Banks (0.0% versus the benchmark of 1.2%) weakened investment performance for the full year. Energy, which comprised 10.0% of the portfolio versus a benchmark weighting of 7.3%, was lackluster when compared to other sectors as oil prices declined by over 50% during the second-half of 2014. Notable contributors to performance, by issuer, included the Fund’s “0%” weighting in TXU, Education Management, and Seadrill Holdings, as well as an overweight to Sorenson Holdings and Vertafore. Consistent with the other funds, key detractors to investment performance were concentrated in a handful of Energy-related names, including Templar Energy, Resolute Energy, and Energy XXI.

Portfolio Activity and Positioning

Over the past six months, BGB continued to decrease its exposure to Business Services and Telecommunications and increased its exposure to Retail and Banking/Finance companies. The Fund maintained a lower cash balance throughout the year. BGB increased its exposure to B1-rated credits, and transitioned some of its B2/B3-rated assets to Caa credits, which we believe present attractive relative value on a risk-adjusted basis. The portfolio increased its average loan spread by 9 bps and its average high yield bond coupon 39 bps from the end of 2013.

As of December 31, 2014, approximately 70% of BGB’s assets were invested in Senior Secured Loans, 26% were invested in high yield bonds, and the remainder was held in cash and other assets. In the aggregate, BGB’s investments represent the direct obligations of 310 companies diversified across 31 distinct industries, with an average position representing 0.28% of Managed Assets. The top five industry groups represented 43% of total holdings of the Fund.

1 Industries per the Global Industry Classification Standard

6	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Fund Summary
December 31, 2014 (Unaudited)

BGB’s Portfolio Composition

BGB’s Moody’s Rating Distribution**

**	For more information on Moody’s ratings and descriptions refer to www.moodys.com.

Portfolio Characteristics
Weighted Average Loan Spread^	5.33%
Weighted Average Bond Coupon	7.83%
Current Dividend Yield†	7.65%
Weighted Average Days to Reset on Loans	66
Average Position*	0.29%
Leverage*	32.66%

^	Spread over LIBOR inclusive of LIBOR floors.
†	Using current dividend rate of $0.105/share and market price/share as of December 31, 2014.
*	As a percentage of Managed Assets.

Top 10 Holdings*
Smart & Final Stores LLC, Senior Secured First Lien Term Loan	1.06%
Viasystems Inc, Senior Unsecured Bond	0.98%
Pinnacle Operating Corporation, Senior Secured First Lien Term B Refinancing Loan	0.92%
Blackboard Inc, Senior Secured First Lien Term B-3 Loan	0.86%
Multi Packaging Solutions Inc, Senior Secured First Lien Initial Dollar Tranche B Term Loan,	0.84%
Caesars Entertainment Resort Properties LLC, Senior Secured First Lien Term B Loan	0.82%
CEC Entertainment Inc, Senior Secured First Lien Term B Loan	0.80%
Alliant Holdings I Inc, Senior Secured First Lien Term B Loan	0.79%
Onex Carestream Finance LP, Senior Secured Second Lien Term Loan	0.79%
Vertafore Inc, Senior Secured Second Lien Term Loan	0.78%
Top 10 Holdings	8.64%

Portfolio holdings and distributions are subject to change and are not recommendations to buy or sell any security.

Top 5 Industries*^
High Tech Industries	12.17%
Energy, Oil and Gas	9.26%
Retail	8.20%
Healthcare and Pharmaceuticals	7.04%
Banking, Finance, Insurance and Real Estate	6.19%

BGB Total Return

	3 Month	6 Month	1 Year	Since Inception†
NAV	-2.08%	-2.71%	1.27%	4.60%
Market Price	0.12%	-3.70%	-0.29%	-1.37%
75% S&P/LSTA Leveraged Loan Index & 25% Barclays US High Yield Index	-0.63%	-1.44%	1.82%	4.24%

*	As a percentage of Managed Assets.
†	Annualized
^	Industries per S&P

Annual Report | December 31, 2014	7

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments
December 31, 2014

	Principal Amount	Market Value

FLOATING RATE LOAN INTERESTS(a) - 136.58%
Aerospace and Defense - 2.48%
DAE Aviation Holdings Inc, Senior Secured First Lien Replacement Tranche B-1 Term Loan, 5.000%, 11/02/2018	$1,070,049	$1,070,054
Landmark Aviation FBO Canada Inc, Senior Secured First Lien 2013 Specified Refinancing Canadian Term Loan, 4.750%, 10/25/2019	93,771	93,068
LM US Member LLC, Senior Secured First Lien 2013 Specified Refinancing US Term Loan, 4.750%, 10/25/2019	2,362,548	2,344,829
LM US Member LLC, Senior Secured Second Lien 2014 Specified Refinancing Term Loan, 8.250%, 01/25/2021	1,021,739	1,006,413
Standard Aero Limited, Senior Secured First Lien Replacement Tranche B-2 Term Loan, 5.000%, 11/02/2018	485,081	485,084
TurboCombustor Technology Inc, Senior Secured First Lien Initial Term Loan, 5.500%, 12/02/2020	1,856,250	1,839,228

		6,838,676

Automotive - 2.35%
Affinia Group Inc, Senior Secured First Lien Tranche B-2 Term Loan, 4.750%, 04/27/2020	1,868,797	1,853,623
Dealer Tire LLC, Senior Secured First Lien Term Loan, L+4.50%, 12/22/2021(b)	691,244	688,652
Mitchell International Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 10/13/2020	3,970,000	3,924,186

		6,466,461

Banking, Finance, Insurance and Real Estate - 6.77%
Alliant Holdings I Inc, Senior Secured First Lien Term B Loan, 4.250%, 12/20/2019	2,857,420	2,821,702
AmWins Group LLC, Senior Secured First Lien New Term Loan, 5.000%, 09/06/2019	2,667,054	2,652,612
AssuredPartners Capital Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 04/02/2021	1,569,836	1,558,063
Asurion LLC, Senior Secured First Lien Tranche B-1 Incremental Term Loan, 5.000%, 05/24/2019	2,161,078	2,137,544
Asurion LLC, Senior Secured Second Lien Term Loan, 8.500%, 03/03/2021	2,425,532	2,417,443
Cunningham Lindsey US Inc, Senior Secured First Lien Initial Term Loan, 5.000%, 12/10/2019	2,940,000	2,873,850
HUB International Ltd, Senior Secured First Lien Initial Term Loan, 4.250%, 10/02/2020	1,394,171	1,356,702
Interactive Data Corporation, Senior Secured First Lien Term Loan, 4.750%, 05/02/2021	1,260,772	1,254,783
Opal Acquisition Inc, Senior Secured First Lien Term B Loan, 5.000%, 11/27/2020	1,564,835	1,553,098

		18,625,797

Beverage, Food and Tobacco - 5.92%
Brasa (Holdings) Inc, Senior Secured First Lien Term B Loan, 5.000%, 07/19/2019	2,117,917	2,103,790
CEC Entertainment Inc, Senior Secured First Lien Term B Loan, 4.000%, 02/12/2021	2,718,587	2,648,366
Dole Food Company Inc, Senior Secured First Lien Tranche B Term Loan, 4.500%, 11/01/2018	1,706,387	1,690,032
Fairway Group Acquisition Company, Senior Secured First Lien Term Loan, 5.000%, 08/17/2018	971,742	835,698
Supervalu Inc, Senior Secured First Lien New Term Loan, 4.500%, 03/21/2019	2,918,523	2,876,175
US Foods Inc, Senior Secured First Lien Incremental Term Loan, 4.500%, 03/31/2019	6,155,199	6,124,423

		16,278,484

Capital Equipment - 2.91%
Delachaux SA, Senior Secured First Lien Term B USD Loan, 5.250%, 10/28/2021	990,099	991,089
Sensus USA Inc, Senior Secured First Lien Term Loan, Series 3, 4.500%, 05/09/2017	880,252	859,891
Sensus USA Inc, Senior Secured Second Lien Term Loan, 8.500%, 05/09/2018	4,714,286	4,513,929
STS Operating Inc, Senior Secured First Lien Term Loan, 4.750%, 02/12/2021	1,384,884	1,364,110
Unifrax I LLC, Senior Secured First Lien New Term Dollar Loan, 4.250%, 11/28/2018	294,026	290,076

		8,019,095

Chemicals, Plastics and Rubber - 6.29%
Albaugh LLC, Senior Secured First Lien Initial Term Loan, 6.000%, 05/31/2021	2,925,000	2,881,125

8	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments
December 31, 2014

	Principal Amount	Market Value

Chemicals, Plastics and Rubber (continued)
Axalta Coating Systems US Holdings Inc, Senior Secured First Lien Refinanced Term B Loan, 3.750%, 02/01/2020	$2,370,265	$2,315,085
Emerald Performance Materials LLC, Senior Secured First Lien Initial Term Loan, 4.500%, 07/30/2021	3,083,182	3,020,562
EWT Holdings III Corp, Senior Secured First Lien Term Loan, L+3.75%, 01/15/2021(b)	1,139,553	1,121,035
Nexeo Solutions LLC, Senior Secured First Lien Initial Term Loan, 5.000%, 09/08/2017	3,208,333	3,096,058
Pinnacle Operating Corporation, Senior Secured First Lien Term B Refinancing Loan, 4.750%, 11/15/2018	3,027,986	3,005,277
PQ Corporation, Senior Secured First Lien 2014 Term Loan, 4.000%, 08/07/2017	1,463,797	1,440,011
Solenis International LP, Senior Secured First Lien Initial Dollar Term Loan, 4.250%, 07/31/2021	437,500	427,656

		17,306,809

Construction and Building - 2.81%
Jeld-Wen Inc, Senior Secured First Lien Initial Term Loan, 5.250%, 10/15/2021	2,666,667	2,650,000
Quikrete Holdings Inc, Senior Secured First Lien Initial Term Loan, 4.000%, 09/28/2020	3,005,183	2,969,872
SRS Distribution Inc, Senior Secured First Lien Term Loan, 4.750%, 09/01/2019	2,125,526	2,107,821

		7,727,693

Consumer Goods Durable - 3.94%
Apex Tool Group LLC, Senior Secured First Lien Term Loan, 4.500%, 01/31/2020	1,049,272	1,022,164
Capital Safety North America Holdings Inc, Senior Secured First Lien Initial Term Loan, 3.750%, 03/29/2021	3,494,308	3,398,214
Fender Musical Instruments Corporation, Senior Secured First Lien Initial Term Loan, 5.750%, 04/03/2019	1,190	1,185
MModal LLC, Senior Secured First Lien Term B Loan, 9.000%, 01/31/2020	2,141,732	2,101,574
Serta Simmons Holdings LLC, Senior Secured First Lien Term Loan, 4.250%, 10/01/2019	2,479,843	2,445,745
Varsity Brands Holding Co Inc, Senior Secured First Lien Initial Term Loan, L+5.00%, 12/10/2021(b)	1,875,000	1,876,172

		10,845,054

Consumer Goods Non Durable - 2.82%
Armored AutoGroup Inc, Senior Secured First Lien New Term Loan, 6.000%, 11/05/2016	1,658,132	1,645,000
Auris Luxembourg III Sarl, Senior Secured First Lien Term B-2 Loan, L+4.50%, 12/10/2021(b)	1,791,045	1,789,182
Inmar Inc, Senior Secured First Lien Initial Term Loan, 8.000%, 01/27/2021	4,432,273	4,316,147

		7,750,329

Containers, Packaging and Glass - 3.83%
Berlin Packaging LLC, Senior Secured First Lien Initial Term Loan, 4.500%, 10/01/2021	590,237	588,392
Exopack Holdings SA, Senior Secured First Lien USD Term Loan, 5.250%, 05/08/2019	742,500	742,734
Husky Injection Molding Systems Ltd, Senior Secured First Lien Initial Term Loan, 4.250%, 06/30/2021	422,914	415,689
Multi Packaging Solutions Inc, Senior Secured First Lien Initial Dollar Tranche B Term Loan, 4.250%, 09/30/2020	3,067,422	3,013,742
Pelican Products Inc, Senior Secured First Lien Term Loan, 5.250%, 04/10/2020	448,762	446,519
Polarpak Inc, Senior Secured First Lien Canadian Borrower USD Term Loan, 4.500%, 06/07/2020	2,377,426	2,347,708
Reynolds Group Holdings Inc, Senior Secured First Lien Incremental US Term Loan, 4.000%, 12/01/2018	1,500,024	1,477,111
WNA Holdings Inc, Senior Secured First Lien USD Term Loan US Borrower, 4.500%, 06/07/2020	1,516,052	1,497,101

		10,528,996

Energy Electricity - 1.72%
La Frontera Generation LLC, Senior Secured First Lien Term Loan, 4.500%, 09/30/2020	2,825,579	2,790,259

Annual Report | December 31, 2014	9

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments
December 31, 2014

	Principal Amount	Market Value

Energy Electricity (continued)
Star West Generation LLC, Senior Secured First Lien Term B Advance Loan, 4.250%, 03/13/2020	$1,973,856	$1,954,117

		4,744,376

Energy, Oil and Gas - 6.26%
American Energy Marcellus LLC, Senior Secured First Lien Term Loan, 5.250%, 08/04/2020	1,481,481	1,308,637
Crestwood Holdings LLC, Senior Secured First Lien Tranche B-1 Term Loan, 7.000%, 06/19/2019	2,544,333	2,415,539
Drillships Ocean Ventures Inc, Senior Secured First Lien Term Loan, 5.500%, 07/25/2021	1,004,944	814,005
Jonah Energy Inc, Senior Secured Second Lien Initial Term Loan, 7.500%, 05/12/2021	2,000,000	1,730,000
Sheridan Production Partners I-A LP, Senior Secured First Lien Tranche B-2 Term Loan, 4.250%, 10/01/2019	680,741	593,378
Sheridan Production Partners I-M LP, Senior Secured First Lien Tranche B-2 Term Loan:
4.250%, 10/01/2019	415,801	362,439
4.250%, 10/01/2019	5,137,353	4,478,051
Templar Energy LLC, Senior Secured Second Lien Term Loan, 8.500%, 11/25/2020	3,000,000	2,169,000
Utex Industries Inc, Senior Secured First Lien Initial Term Loan, 5.000%, 05/21/2021	1,913,462	1,769,952
W3 Co, Senior Secured First Lien Term Loan, 5.750%, 03/13/2020	1,641,568	1,584,113

		17,225,114

Environmental Industries - 0.79%
Energy Solutions LLC, Senior Secured First Lien Advance Term Loan, 6.750%, 05/29/2020	2,170,909	2,170,225

Forest Products and Paper - 0.15%
W/S Packaging Group Inc, Senior Secured First Lien Term Loan, 5.000%, 08/09/2019	424,457	417,559

Healthcare and Pharmaceuticals - 11.56%
Accellent Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 03/12/2021	2,420,732	2,374,326
Alvogen Pharma US Inc, Senior Secured First Lien Term Loan, 7.000%, 05/23/2018	2,742,983	2,765,832
CT Technologies Intermediate Holdings Inc, Senior Secured First Lien Initial Term Loan, 6.000%, 12/01/2021	252,809	251,861
Curo Health Services LLC, Senior Secured First Lien Initial Term Loan, 5.750%, 06/08/2020	748,120	748,120
Devix Topco - Prescrix Inc, Senior Secured First Lien Term B Loan, 4.250%, 05/03/2021	265,333	262,514
Envision Acquisition Company LLC, Senior Secured First Lien Initial Term Loan, 5.750%, 11/04/2020	4,086,211	4,081,103
Ikaria Acquisition Inc, Senior Secured First Lien Term Loan, 5.000%, 02/12/2021	2,000,059	1,995,559
Medpace Holdings Inc, Senior Secured First Lien Initial Term Loan, 4.750%, 04/01/2021	1,120,219	1,110,417
National Mentor Holdings Inc, Senior Secured First Lien Initial Tranche B Term Loan, 4.250%, 01/31/2021	1,079,922	1,061,024
Onex Carestream Finance LP, Senior Secured Second Lien Term Loan, L+8.50%, 12/07/2019(b)	4,628,218	4,611,834
Pharmaceutical Product Development Inc., Senior Secured First Lien 2013 Term Loan, 4.000%, 12/05/2018	2,154,420	2,142,754
Phillips-Medisize Corporation, Senior Secured First Lien Initial Term Loan, 4.750%, 06/16/2021	343,103	338,815
PRA Holdings Inc, Senior Secured First Lien Tranche B-1 Term Loan, 4.500%, 09/23/2020	3,093,441	3,058,640
Progressive Solutions LLC, Senior Secured First Lien Initial Term Loan, 5.500%, 10/22/2020	1,637,755	1,621,378
QoL Meds LLC, Senior Secured First Lien Term Loan, 5.500%, 07/15/2020	886,667	880,017
Smile Brands Group Inc, Senior Secured First Lien Term B Loan, 7.500%, 08/16/2019	4,005,629	3,835,390
Surgery Center Holdings Inc, Senior Secured First Lien Term Loan, 5.250%, 11/03/2020	681,818	665,625

		31,805,209

High Tech Industries - 18.51%
Applied Systems Inc, Senior Secured First Lien Initial Term Loan, 4.250%, 01/25/2021	1,237,500	1,221,264
Ascend Learning LLC, Senior Secured First Lien Term Loan, 6.000%, 07/31/2019	392,425	390,659

10	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments
December 31, 2014

	Principal Amount	Market Value

High Tech Industries (continued)
Aspect Software Inc, Senior Secured First Lien Tranche B Term Loan, Series 28, 7.250%, 05/07/2016	$4,421,109	$4,332,686
BMC Software Finance Inc, Senior Secured First Lien Initial US Term Loan, L+4.00%, 09/10/2020(b)	3,912,808	3,818,666
Compuware Corporation, Senior Secured Second Lien Term Loan, L+8.25%, 12/09/2022(b)	5,000,000	4,625,000
Flexera Software LLC, Senior Secured First Lien Term Loan, 4.500%, 04/02/2020	1,932,029	1,900,633
Freescale Semiconductor Inc, Senior Secured First Lien Tranche B-4 Term Loan, 4.250%, 02/28/2020	985,037	964,415
Go Daddy Operating Company LLC, Senior Secured First Lien Initial Term Loan, 4.750%, 05/13/2021	1,923,667	1,913,250
Kronos Incorporated, Senior Secured First Lien Incremental Term Loan, 4.500%, 10/30/2019	4,352,229	4,327,944
Micro Focus International PLC, Senior Secured First Lien Term B Loan, 5.250%, 11/19/2021	3,988,142	3,869,754
MMI International Ltd, Senior Secured First Lien Term Loan, L+6.00%, 11/20/2018(b)	1,000,000	988,100
P2 Upstream Acquisition Co, Senior Secured First Lien Term Loan, 5.000%, 10/30/2020	2,828,571	2,747,250
Peak 10 Inc, Senior Secured First Lien Term Loan, 5.000%, 06/17/2021	2,713,636	2,681,480
ProQuest LLC, Senior Secured First Lien Term Loan, 5.250%, 10/24/2021	1,800,000	1,788,750
Ship Luxco 3 Sarl - WorldPay US Finance LLC, Senior Secured First Lien Facility B2A-II Term Loan, 5.250%, 11/29/2019	1,522,144	1,525,950
Sophia LP, Senior Secured First Lien Term B-1 Loan, 4.000%, 07/19/2018	1,878,655	1,860,648
Tech Finance & Co SCA, Senior Secured First Lien US Term Loan, 5.500%, 07/11/2020	3,238,529	3,246,626
Telx Group Inc (The), Senior Secured First Lien Initial Term Loan, 4.500%, 04/09/2020	1,990,000	1,940,250
Vertafore Inc, Senior Secured First Lien Term Loan, 4.250%, 10/03/2019	3,800,711	3,769,355
Vertafore Inc, Senior Secured Second Lien Term Loan, 9.750%, 10/27/2017	3,000,000	3,022,515

		50,935,195

Hotels, Gaming and Leisure - 6.25%
Alpha Topco Limited - Delta 2 (Lux) Sarl, Senior Secured Second Lien Term Loan, L+6.75%, 07/29/2022(b)	3,812,600	3,726,816
Caesars Entertainment Operating Company, Senior Secured First Lien Term B-5-B Loan, 5.985%, 03/01/2017	2,619,508	2,298,357
Caesars Entertainment Operating Company, Senior Secured First Lien Term B-6-B Loan, 6.985%, 03/01/2017	867,795	762,675
Caesars Entertainment Resort Properties LLC, Senior Secured First Lien Term B Loan, 7.000%, 10/11/2020	4,098,140	3,845,428
Corner Investment Propco LLC, Senior Secured First Lien Term B Loan, 11.000%, 11/02/2019	1,998,802	1,988,808
SGMS Escrow Corp, Senior Secured First Lien B-2 Term Loan, 6.000%, 10/01/2021	2,773,109	2,740,179
SMG, Senior Secured First Lien Term Loan, 4.500%, 02/27/2020	1,867,944	1,846,929

		17,209,192

Media Advertising, Printing and Publishing - 1.90%
Penton Media Inc, Senior Secured First Lien Term B Loan, 5.500%, 10/03/2019	2,370,000	2,359,643
Southern Graphics Inc, Senior Secured First Lien New Term Loan, 4.250%, 10/17/2019	2,890,625	2,858,106

		5,217,749

Media Broadcasting and Subscription - 1.71%
Sable International Finance Ltd, Senior Secured First Lien Term Loan, L+4.50%, 04/28/2017(b)	1,724,138	1,721,983
Sable International Finance Ltd, Senior Unsecured First Lien Term Loan, L+5.50%, 04/28/2016(b)	1,666,667	1,662,500
Univision Communications Inc., Senior Secured First Lien 2013 Incremental Term Loan, 4.000%, 03/01/2020	1,349,203	1,322,219

		4,706,702

Media Diversified and Production - 0.30%
Lions Gate Entertainment Corp, Senior Secured Second Lien Term Loan, 5.000%, 07/19/2020	833,333	826,292

Annual Report | December 31, 2014	11

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments
December 31, 2014

	Principal Amount	Market Value

Metals and Mining - 1.19%
Arch Coal Inc, Senior Secured First Lien Term Loan, 6.250%, 05/16/2018	$2,487,274	$2,067,547
McJunkin Red Man Corporation, Senior Secured First Lien 2013 Term Loan, 5.000%, 11/08/2019	1,297,796	1,203,705

		3,271,252

Retail - 11.09%
Academy Ltd, Senior Secured First Lien Initial Term Loan, 4.500%, 08/03/2018	2,906,841	2,869,139
Albertson’s LLC, Senior Secured First Lien Term B-2 Loan, 4.750%, 03/21/2019	982,074	978,637
Container Store Inc (The), Senior Secured First Lien Term B Loan, 4.250%, 04/06/2019	2,760,512	2,677,696
DBP Holding Corp, Senior Secured First Lien Initial Term Loan, 5.250%, 10/11/2019	3,246,234	3,101,501
J Crew Group Inc, Senior Secured First Lien Initial Term Loan, 4.000%, 03/05/2021	4,165,048	3,935,970
Neiman Marcus Group Ltd LLC, Senior Secured First Lien Other Term Loan, 4.250%, 10/25/2020	1,756,485	1,721,540
New Albertson’s Inc, Senior Secured First Lien Term B Loan, 4.750%, 06/27/2021	3,440,382	3,385,560
Nine West Holdings, Inc, Senior Secured First Lien Initial Term Loan, 4.750%, 10/08/2019	2,189,000	2,053,556
Party City Holdings Inc, Senior Secured First Lien 2014 Replacement Term Loan, 4.000%, 07/27/2019	1,045,002	1,024,624
Payless Inc, Senior Secured First Lien Initial Term Loan, 5.000%, 03/11/2021	1,999,455	1,839,498
Smart & Final Stores LLC, Senior Secured First Lien Term Loan, 4.750%, 11/15/2019	2,867,784	2,839,106
Sports Authority The, Senior Secured First Lien Term B Loan, 7.500%, 11/16/2017	4,611,833	4,093,002

		30,519,829

Services - Business - 15.16%
Advantage Sales & Marketing Inc, Senior Secured First Lien Delayed Draw Term Loan, 4.250%, 07/23/2021	85,725	85,028
Advantage Sales & Marketing Inc, Senior Secured First Lien Initial Term Loan, 4.250%, 07/23/2021	2,571,737	2,550,842
Advantage Sales & Marketing Inc, Senior Secured Second Lien Initial Term Loan, 7.500%, 07/25/2022	4,000,000	3,968,000
BarBri Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 07/17/2019	2,919,777	2,881,819
Carecore National LLC, Senior Secured First Lien Term Loan, L+4.50%, 03/05/2021(b)	3,184,287	3,157,746
Crossmark Holdings Inc, Senior Secured First Lien Term Loan, 4.250%, 12/20/2019	4,232,735	4,151,593
Information Resources Inc, Senior Secured First Lien Term Loan, 4.750%, 09/30/2020	495,097	493,859
MPH Acquisition Holdings LLC, Senior Secured First Lien Tranche B Term Loan, 3.750%, 03/31/2021	1,238,706	1,208,048
PGA Holdings, Inc (Press Ganey), Senior Secured First Lien Term Loan, 4.250%, 04/20/2018	2,699,231	2,676,463
Power Buyer LLC, Senior Secured First Lien Delayed Draw Term Loan, 4.250%, 05/06/2020	146,464	143,047
Power Buyer LLC, Senior Secured First Lien Initial Term Loan, 4.250%, 05/06/2020	2,742,978	2,678,984
Scitor Corporation, Senior Secured First Lien Term Loan, 5.000%, 02/15/2017	584,089	578,249
Sedgwick Claims Management Services Inc, Senior Secured Second Lien Initial Term Loan, 6.750%, 02/28/2022	1,818,182	1,722,727
Sedgwick Claims Management Services Inc, Senior Secured Second Lien New Term Loan, 6.750%, 02/28/2022	2,075,472	1,966,509
SurveyMonkey.com LLC, Senior Secured First Lien Term Loan, 5.500%, 02/07/2019	2,365,424	2,359,510
Trans Union LLC, Senior Secured First Lien 2014 Replacement Term Loan, 4.000%, 04/09/2021	2,271,988	2,246,428
Transaction Network Services, Senior Secured First Lien Initial Term Loan, 5.000%, 02/14/2020	1,979,850	1,966,654
TravelClick Inc, Senior Secured First Lien Initial Term Loan, 5.500%, 05/06/2021	2,487,816	2,459,829
Truven Health Analytics Inc, Senior Secured First Lien New Tranche B Term Loan, 4.500%, 06/06/2019	4,550,680	4,436,913

		41,732,248

Services - Consumer - 3.30%
Learning Care Group (US) No. 2 Inc., Senior Secured First Lien Term Loan, 5.500%, 05/05/2021	1,474,074	1,463,018

12	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments
December 31, 2014

	Principal Amount	Market Value

Services - Consumer (continued)
Monitronics International Inc, Senior Secured First Lien Term B Loan, 4.250%, 03/23/2018	$1,407,868	$1,394,958
NVA Holdings Inc, Senior Secured First Lien Term Loan, 4.750%, 08/14/2021	342,000	339,115
NVA Holdings Inc, Senior Secured Second Lien Term Loan, 8.000%, 08/14/2022	652,088	644,478
Renaissance Learning Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 04/09/2021	1,392,982	1,366,286
ServiceMaster Company LLC (The), Senior Secured First Lien Initial Term Loan, 4.250%, 07/01/2021	1,839,427	1,809,536
Spin Holdco Inc, Senior Secured First Lien Initial Term Loan, 4.250%, 11/14/2019	2,090,573	2,061,838

		9,079,229

Telecommunications - 7.17%
Avaya Inc, Senior Secured First Lien Extended Term B-3 Loan, 4.654%, 10/26/2017	5,312,618	5,108,640
Fairpoint Communications Inc, Senior Secured First Lien Term Loan, 7.500%, 02/14/2019	3,942,437	3,920,280
Fibertech Networks LLC, Senior Secured First Lien Term Loan, 4.000%, 12/18/2019	3,032,005	3,007,415
Nextgen Finance LLC, Senior Secured First Lien Term B Loan, 5.000%, 05/31/2021	1,995,000	1,932,656
Syniverse Holdings Inc, Senior Secured First Lien Term Loan, 4.000%, 04/23/2019	2,879,479	2,803,893
Zayo Group LLC, Senior Secured First Lien Term Loan, 4.000%, 07/02/2019	2,982,528	2,958,787

		19,731,671

Transportation Consumer - 2.00%
Lineage Logistics LLC, Senior Secured First Lien Term Loan, 4.500%, 04/07/2021	4,314,715	4,203,266
Sabre Inc, Senior Secured First Lien Incremental Term Loan, 4.500%, 02/19/2019	1,324,148	1,304,703
Sabre Inc, Senior Secured First Lien Term B Loan, 4.500%, 02/19/2019	2,587	2,547

		5,510,516

Utilities Electric - 7.40%
Atlantic Power Limited Partnership, Senior Secured First Lien Term Loan, L+3.75%, 02/24/2021(b)	1,011,641	997,736
Chief Power Finance LLC, Senior Secured First Lien Term B Loan, L+4.75%, 12/16/2020(b)	2,477,876	2,465,487
Empire Generating Co LLC, Senior Secured First Lien Term B Loan, 5.250%, 03/12/2021	538,613	530,533
Empire Generating Co LLC, Senior Secured First Lien Term C Loan, 5.250%, 03/12/2021	37,862	37,294
Exgen Texas Power LLC, Senior Secured First Lien Term Loan, 5.750%, 09/18/2021	1,452,265	1,437,743
Granite Acquisition Inc, Senior Secured Second Lien Term B Loan, L+7.25%, 12/19/2022(b)	2,030,075	2,050,792
Moxie Liberty LLC, Senior Secured First Lien Construction B-1 Facility Term Loan, L+6.50%, 08/21/2020(b)	2,470,588	2,458,235
Moxie Patriot LLC, Senior Secured First Lien Construction B-1 Facility Term Loan, 6.750%, 12/19/2020	1,481,481	1,474,074
Panda Temple Power II LLC, Senior Secured First Lien Construction Term Loan, L+6.00%, 04/03/2019(b)	1,927,273	1,898,364
Pike Corporation, Senior Secured First Lien Initial Term Loan, L+4.50%, 12/22/2021(b)	1,666,667	1,665,967
Sandy Creek Energy Associates LP, Senior Secured First Lien Term Loan, 5.000%, 11/09/2020	4,405,349	4,327,154
TPF II Power LLC, Senior Secured First Lien Term Loan, 5.500%, 10/02/2021	1,029,963	1,033,181

		20,376,560

TOTAL FLOATING RATE LOAN INTERESTS (Cost $382,757,554)		375,866,312

CORPORATE BONDS - 8.30%
Beverage, Food and Tobacco - 0.77%
Big Heart Pet Brands, Senior Unsecured Bond, 7.625%, 02/15/2019	2,152,000	2,119,720

Consumer Goods Durable - 0.53%
Hillman Group Inc (The), Senior Unsecured Bond, 6.375%, 07/15/2022(c)	1,500,000	1,447,500

Containers, Packaging and Glass - 0.56%
Exopack Holdings SA, Senior Secured Bond, 7.875%, 11/01/2019(c)	500,000	517,500

Annual Report | December 31, 2014	13

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments
December 31, 2014

	Principal Amount	Market Value

Containers, Packaging and Glass (continued)
Reynolds Group Issuer Inc, Senior Unsecured Bond, 5.750%, 10/15/2020	$1,000,000	$1,030,000

		1,547,500

Energy, Oil and Gas - 1.75%
Crownrock LP / Crownrock F, Senior Unsecured Bond, 7.125%, 04/15/2021(c)	3,000,000	2,827,500
Sanchez Energy Corp, Senior Unsecured Bond, 6.125%, 01/15/2023(c)	950,000	800,375
Swift Energy Co, Senior Unsecured Bond, 7.125%, 06/01/2017	2,000,000	1,190,000

		4,817,875

Healthcare and Pharmaceuticals - 0.16%
Aurora Diagnostics Holdings LLC, Senior Unsecured Bond, 10.750%, 01/15/2018	500,000	432,500

High Tech Industries - 0.77%
Viasystems Inc, Senior Unsecured Bond, 7.875%, 05/01/2019(c)	2,000,000	2,120,000

Hotels, Gaming and Leisure - 0.38%
Carlson Wagonlit B V, Senior Unsecured Bond, 6.875%, 06/15/2019(c)	1,000,000	1,050,000

Media Broadcasting and Subscription - 0.51%
Entercom Radio LLC, Senior Unsecured Bond, 10.500%, 12/01/2019	1,300,000	1,417,000

Media Diversified and Production - 0.10%
Live Nation Entertainment Inc, Senior Secured Bond, 7.000%, 09/01/2020(c)	250,000	265,000

Retail - 1.66%
Nine West Holdings Inc, Senior Unsecured Bond, 8.250%, 03/15/2019(c)	1,800,000	1,512,000
Petco Holdings Inc, Senior Unsecured Bond, 8.500%, 10/15/2017(c)(d)	3,000,000	3,052,500

		4,564,500

Services - Consumer - 0.34%
Monitronics International Inc, Senior Unsecured Bond, 9.125%, 04/01/2020	1,000,000	949,375

Telecommunications - 0.77%
Intelsat Jackson Hldg, Senior Unsecured Bond, 7.250%, 10/15/2020	2,000,000	2,117,500

TOTAL CORPORATE BONDS (Cost $23,552,775)		22,848,470

	Shares	Market Value
COMMON STOCK - 0.15%
Consumer Goods Durable - 0.15%
MModal LLC	28,009	$421,297

TOTAL COMMON STOCK (Cost $1,125,088)		421,297

14	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments
December 31, 2014

Total Investments - 145.03% (Cost $407,435,417)	$399,136,079

Assets in Excess of Other Liabilities - 3.30%	9,065,391

Leverage Facility - (48.33)%	(133,000,000)

Net Assets - 100.00%	$275,201,470

Amounts above are shown as a percentage of net assets as of December 31, 2014.

(a)	The interest rate shown represents the rate at period end.
(b)

All or a portion of this position has not settled as of December 31, 2014. The interest rate shown represents the stated spread over the London Interbank Offered Rate (“LIBOR” or “L”) or the applicable LIBOR floor; the Fund will not accrue interest until the settlement date, at which point LIBOR will be established.

(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $13,592,375, which represents approximately 4.94% of net assets as of December 31, 2014.

(d)	Option to convert to pay-in-kind security.

See Notes to Financial Statements.

Annual Report | December 31, 2014	15

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments
December 31, 2014

	Principal Amount	Market Value

FLOATING RATE LOAN INTERESTS(a) - 103.62%
Aerospace and Defense - 2.22%
DAE Aviation Holdings Inc, Senior Secured First Lien Replacement Tranche B-1 Term Loan, 5.000%, 11/02/2018	$1,070,049	$1,070,054
Landmark Aviation FBO Canada Inc, Senior Secured First Lien 2013 Specified Refinancing Canadian Term Loan, 4.750%, 10/25/2019	62,514	62,045
LM US Member LLC, Senior Secured First Lien 2013 Specified Refinancing US Term Loan, 4.750%, 10/25/2019	1,575,032	1,563,219
Standard Aero Limited, Senior Secured First Lien Replacement Tranche B-2 Term Loan, 5.000%, 11/02/2018	485,081	485,084
TurboCombustor Technology Inc, Senior Secured First Lien Initial Term Loan, 5.500%, 12/02/2020	1,856,250	1,839,228

		5,019,630

Automotive - 0.85%
Affinia Group Inc, Senior Secured First Lien Tranche B-2 Term Loan, 4.750%, 04/27/2020	886,592	879,393
Mitchell International Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 10/13/2020	1,050,265	1,038,145

		1,917,538

Banking, Finance, Insurance and Real Estate - 5.80%
AmWins Group LLC, Senior Secured First Lien New Term Loan, 5.000%, 09/06/2019	2,000,290	1,989,459
AssuredPartners Capital Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 04/02/2021	1,046,557	1,038,708
Asurion LLC, Senior Secured Second Lien Term Loan, 8.500%, 03/03/2021	1,550,064	1,544,894
Cunningham Lindsey US Inc, Senior Secured First Lien Initial Term Loan, 5.000%, 12/10/2019	1,837,500	1,796,156
DTZ US Borrower LLC, Senior Secured Second Lien Term Loan, L+8.25%, 11/04/2022(b)	1,956,522	1,941,848
HUB International Ltd, Senior Secured First Lien Initial Term Loan, 4.250%, 10/02/2020	697,085	678,351
Interactive Data Corporation, Senior Secured First Lien Term Loan, 4.750%, 05/02/2021	1,656,463	1,648,595
National Financial Partners Corp, Senior Secured First Lien 2014 Specified Refinancing Term Loan, 4.500%, 07/01/2020	1,596,000	1,584,030
Opal Acquisition Inc, Senior Secured First Lien Term B Loan, 5.000%, 11/27/2020	257,791	255,858
TransFirst Inc, Senior Secured First Lien Term Loan, 5.500%, 11/12/2021	643,514	641,233

		13,119,132

Beverage, Food and Tobacco - 3.66%
CEC Entertainment Inc, Senior Secured First Lien Term B Loan, 4.000%, 02/12/2021	2,038,940	1,986,274
Dole Food Company Inc, Senior Secured First Lien Tranche B Term Loan, 4.500%, 11/01/2018	1,137,592	1,126,688
Stater Bros Markets, Senior Secured First Lien Term B Loan, 4.750%, 05/12/2021	1,230	1,219
US Foods Inc, Senior Secured First Lien Incremental Term Loan, 4.500%, 03/31/2019	4,396,571	4,374,588
Winebow Holdings Inc, Senior Secured First Lien Initial Term Loan, 4.750%, 07/01/2021	113,931	110,798
Winebow Holdings Inc, Senior Secured Second Lien Initial Term Loan, 8.500%, 01/02/2022	693,642	672,832

		8,272,399

Capital Equipment - 2.50%
Delachaux SA, Senior Secured First Lien Term B USD Loan, 5.250%, 10/28/2021	792,079	792,871
Sensus USA Inc, Senior Secured Second Lien Term Loan, 8.500%, 05/09/2018	3,714,286	3,556,429
STS Operating Inc, Senior Secured First Lien Term Loan, 4.750%, 02/12/2021	1,038,663	1,023,083
Unifrax I LLC, Senior Secured First Lien New Term Dollar Loan, 4.250%, 11/28/2018	294,026	290,076

		5,662,459

Chemicals, Plastics and Rubber - 3.09%
Eco Services Operations LLC, Senior Secured First Lien Term Loan, 4.750%, 12/01/2021	727,273	723,636
Emerald Performance Materials LLC, Senior Secured First Lien Initial Term Loan, 4.500%, 07/30/2021	725,455	710,721
EWT Holdings III Corp, Senior Secured First Lien Term Loan, 4.750%, 01/15/2021	421,277	414,431
Nexeo Solutions LLC, Senior Secured First Lien Initial Term Loan, 5.000%, 09/08/2017	1,579,487	1,524,213

16	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments
December 31, 2014

	Principal Amount	Market Value

Chemicals, Plastics and Rubber (continued)
Nexeo Solutions LLC, Senior Secured First Lien Term B-3 Loan, 5.000%, 09/08/2017	$922,591	$905,583
Pinnacle Operating Corporation, Senior Secured First Lien Term B Refinancing Loan, 4.750%, 11/15/2018	2,528,192	2,509,230
Solenis International LP, Senior Secured First Lien Initial Dollar Term Loan, 4.250%, 07/31/2021	218,750	213,828

		7,001,642

Construction and Building - 1.74%
Jeld-Wen Inc, Senior Secured First Lien Initial Term Loan, 5.250%, 10/15/2021	2,000,000	1,987,500
Road Infrastructure Investment LLC, Senior Secured First Lien Term Loan, 4.250%, 03/31/2021	864,435	829,858
SRS Distribution Inc, Senior Secured First Lien Term Loan, 4.750%, 09/01/2019	1,140,526	1,131,026

		3,948,384

Consumer Goods Durable - 4.06%
Apex Tool Group LLC, Senior Secured First Lien Term Loan, 4.500%, 01/31/2020	2,719,457	2,649,200
Capital Safety North America Holdings Inc, Senior Secured First Lien Initial Term Loan, 3.750%, 03/29/2021	2,870,768	2,791,822
Hillman Group Inc (The), Senior Secured First Lien Initial Term Loan, 4.500%, 06/30/2021	343,668	340,231
MModal LLC, Senior Secured First Lien Term B Loan, 9.000%, 01/31/2020	1,566,079	1,536,715
Varsity Brands Holding Co Inc, Senior Secured First Lien Initial Term Loan, L+5.00%, 12/10/2021(b)	1,875,000	1,876,172

		9,194,140

Consumer Goods Non Durable - 2.04%
Armored AutoGroup Inc, Senior Secured First Lien New Term Loan, 6.000%, 11/05/2016	4,642,972	4,606,200

Containers, Packaging and Glass - 1.94%
Berlin Packaging LLC, Senior Secured First Lien Initial Term Loan, 4.500%, 10/01/2021	472,189	470,714
Exopack Holdings SA, Senior Secured First Lien USD Term Loan, 5.250%, 05/08/2019	742,500	742,734
Multi Packaging Solutions Inc, Senior Secured First Lien Initial Dollar Tranche B Term Loan, 4.250%, 09/30/2020	1,395,470	1,371,049
Pelican Products Inc, Senior Secured First Lien Term Loan, 5.250%, 04/10/2020	299,175	297,679
Pelican Products Inc, Senior Secured Second Lien Term Loan, 9.250%, 04/09/2021	562,500	555,469
Signode Industrial Group US Inc, Senior Secured First Lien Initial Term B Loan, 3.750%, 05/01/2021	995,025	954,607

		4,392,252

Energy Electricity - 1.03%
La Frontera Generation LLC, Senior Secured First Lien Term Loan, 4.500%, 09/30/2020	872,005	861,105
Star West Generation LLC, Senior Secured First Lien Term B Advance Loan, 4.250%, 03/13/2020	1,490,606	1,475,700

		2,336,805

Energy, Oil and Gas - 6.36%
Blackbrush Oil & Gas LP, Senior Secured Second Lien Term Loan, 7.500%, 07/30/2021	1,327,434	1,101,770
Chief Exploration & Development LLC, Senior Secured Second Lien Term Loan, 7.500%, 05/16/2021	752,941	681,412
Drillships Ocean Ventures Inc, Senior Secured First Lien Term Loan, 5.500%, 07/25/2021	2,009,888	1,628,009
EMG Utica LLC, Senior Secured First Lien Term Loan, 4.750%, 03/27/2020	2,472,028	2,450,398
Expro Finservices SARL, Senior Secured First Lien Initial Term Loan, 5.750%, 09/2/2021	4,675,781	3,857,519
Sheridan Production Partners I-A LP, Senior Secured First Lien Tranche B-2 Term Loan, 4.250%, 10/01/2019	211,313	184,194
Sheridan Production Partners II LP, Senior Secured First Lien Term Loan, 4.250%, 12/16/2020	831,244	669,151

Annual Report | December 31, 2014	17

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments
December 31, 2014

	Principal Amount	Market Value

Energy, Oil and Gas (continued)
Sheridan Production Partners II-A LP, Senior Secured First Lien Term Loan, 4.250%, 12/16/2020	$115,632	$93,084
Sheridan Production Partners II-M LP, Senior Secured First Lien Term Loan, 4.250%, 12/16/2020	43,124	34,715
Sheridan Production Partners I-M LP, Senior Secured First Lien Tranche B-2 Term Loan:
4.250%, 10/01/2019	129,071	112,507
4.250%, 10/01/2019	1,594,717	1,390,059
Utex Industries Inc, Senior Secured First Lien Initial Term Loan, 5.000%, 05/21/2021	1,913,462	1,769,952
W3 Co, Senior Secured First Lien Term Loan, 5.750%, 03/13/2020	439,379	424,001

		14,396,771

Environmental Industries - 2.02%
ADS Waste Holdings Inc, Senior Secured First Lien Tranche B-2 Term Loan, 3.750%, 10/09/2019	1,244,499	1,211,831
Energy Solutions LLC, Senior Secured First Lien Advance Term Loan, 6.750%, 05/29/2020	2,170,909	2,170,225
Wastequip LLC, Senior Secured First Lien Term Loan, 5.500%, 08/09/2019	1,199,130	1,192,140

		4,574,196

Forest Products and Paper - 0.17%
W/S Packaging Group Inc, Senior Secured First Lien Term Loan, 5.000%, 08/09/2019	385,870	379,599

Healthcare and Pharmaceuticals - 7.99%
Accellent Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 03/12/2021	1,210,366	1,187,163
Alvogen Pharma US Inc, Senior Secured First Lien Term Loan, 7.000%, 05/23/2018	1,678,177	1,692,156
CT Technologies Intermediate Holdings Inc, Senior Secured First Lien Initial Term Loan, 6.000%, 12/01/2021	168,539	167,907
Envision Acquisition Company LLC, Senior Secured First Lien Initial Term Loan, 5.750%, 11/04/2020	2,226,376	2,223,593
Ikaria Acquisition Inc, Senior Secured First Lien Term Loan, 5.000%, 02/12/2021	734,729	733,076
Medpace Holdings Inc, Senior Secured First Lien Initial Term Loan, 4.750%, 04/01/2021	746,813	740,278
Onex Carestream Finance LP, Senior Secured Second Lien Term Loan, L+8.50%, 12/07/2019(b)	4,858,403	4,841,204
Phillips-Medisize Corporation, Senior Secured First Lien Initial Term Loan, 4.750%, 06/16/2021	228,736	225,877
PRA Holdings Inc, Senior Secured First Lien Tranche B-1 Term Loan, 4.500%, 09/23/2020	1,067,500	1,055,491
QoL Meds LLC, Senior Secured First Lien Term Loan, 5.500%, 07/15/2020	443,333	440,008
Sage Products Holdings III LLC, Senior Secured Second Lien Term Loan, 9.250%, 06/13/2020	166,667	165,833
Smile Brands Group Inc, Senior Secured First Lien Term B Loan, 7.500%, 08/16/2019	2,194,939	2,101,654
Surgery Center Holdings Inc, Senior Secured First Lien Term Loan, 5.250%, 11/03/2020	454,545	443,750
United Surgical Partners International Inc, Senior Secured New Tranche B First Lien Term Loan, 4.750%, 04/03/2019	2,078,382	2,069,300

		18,087,290

High Tech Industries - 14.83%
Applied Systems Inc, Senior Secured First Lien Initial Term Loan, 4.250%, 01/25/2021	825,000	814,176
Ascend Learning LLC, Senior Secured First Lien Term Loan, 6.000%, 07/31/2019	392,425	390,659
Ascend Learning LLC, Senior Secured Second Lien Term Loan, 9.500%, 11/30/2020	1,030,303	1,025,152
Aspect Software Inc, Senior Secured First Lien Tranche B Term Loan, Series 28, 7.250%, 05/07/2016	1,947,368	1,908,421
Blackboard Inc, Senior Secured First Lien Term B-3 Loan, 4.750%, 10/04/2018	2,879,876	2,858,277
Blue Coat Systems Inc, Senior Secured First Lien Term Loan, 4.000%, 05/31/2019	3,037,606	2,965,463
Compuware Corporation, Senior Secured First Lien Tranche B-2 Term Loan, 6.250%, 12/15/2021	2,000,000	1,902,920
Flexera Software LLC, Senior Secured First Lien Term Loan, 4.500%, 04/02/2020	1,932,029	1,900,634
Go Daddy Operating Company LLC, Senior Secured First Lien Initial Term Loan, 4.750%, 05/13/2021	961,833	956,625

18	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments
December 31, 2014

	Principal Amount	Market Value

High Tech Industries (continued)
Hyland Software Inc, Senior Secured First Lien Initial Term Loan, 4.750%, 02/19/2021	$1,387,660	$1,378,994
Kronos Incorporated, Senior Secured First Lien Incremental Term Loan, 4.500%, 10/30/2019	4,583,841	4,558,263
Micro Focus International PLC, Senior Secured First Lien Term B Loan, 5.250%, 11/19/2021	2,490,119	2,416,199
MMI International Ltd, Senior Secured First Lien Term Loan, 7.250%, 11/20/2018	908,511	897,699
MSC Software Corporation, Senior Secured Second Lien Term Loan, 8.500%, 05/28/2021	1,095,833	1,073,917
Peak 10 Inc, Senior Secured First Lien Term Loan, 5.000%, 06/17/2021	995,000	983,209
Peak 10 Inc, Senior Secured Second Lien Initial Term Loan, 8.250%, 06/17/2022	1,000,000	970,000
ProQuest LLC, Senior Secured First Lien Term Loan, 5.250%, 10/24/2021	1,800,000	1,788,750
Tech Finance & Co SCA, Senior Secured First Lien US Term Loan, 5.500%, 07/11/2020	2,300,092	2,305,842
Telx Group Inc (The), Senior Secured First Lien Initial Term Loan, 4.500%, 04/09/2020	1,492,500	1,455,187
Vertafore Inc, Senior Secured Second Lien Term Loan, 9.750%, 10/27/2017	1,000,000	1,007,505

		33,557,892

Hotels, Gaming and Leisure - 4.24%
Alpha Topco Limited - Delta 2 (Lux) Sarl, Senior Secured Second Lien Term Loan, L+6.75%, 07/29/2022(b)	2,717,400	2,656,258
Caesars Entertainment Resort Properties, Senior Secured First Lien Term B Loan, 7.000%, 10/11/2020	4,098,140	3,845,428
Mood Media Corporation, Senior Secured First Lien Term Loan, 7.000%, 05/01/2019	1,282,553	1,258,505
SGMS Escrow Corp, Senior Secured First Lien B-2 Term Loan, 6.000%, 10/01/2021	1,848,739	1,826,786

		9,586,977

Media Advertising, Printing and Publishing - 1.21%
Penton Media Inc, Senior Secured First Lien Term B Loan, 5.500%, 10/03/2019	1,580,000	1,573,095
Southern Graphics Inc, Senior Secured First Lien New Term Loan, 4.250%, 10/17/2019	1,171,875	1,158,692

		2,731,787

Media Broadcasting and Subscription - 1.13%
Sable International Finance Ltd, Senior Secured First Lien Term Loan, L+4.50%, 04/28/2017(b)	1,293,103	1,291,487
Yankee Cable Acquisition LLC, Senior Secured First Lien Term Loan, 4.500%, 03/01/2020	1,274,706	1,270,722

		2,562,209

Media Diversified and Production - 0.37%
Lions Gate Entertainment Corp, Senior Secured Second Lien Term Loan, 5.000%, 07/19/2020	833,333	826,292

Metals and Mining - 1.38%
Arch Coal Inc, Senior Secured First Lien Term Loan, 6.250%, 05/16/2018	2,487,274	2,067,546
McJunkin Red Man Corporation, Senior Secured First Lien 2013 Term Loan, 5.000%, 11/08/2019	1,147,635	1,064,432

		3,131,978

Retail - 11.30%
Abercrombie & Fitch Co, Senior Secured First Lien Initial Term Loan, 4.750%, 08/07/2021	2,382,979	2,353,191
Academy Ltd, Senior Secured First Lien Initial Term Loan, 4.500%, 08/03/2018	1,936,672	1,911,553
Albertson’s LLC, Senior Secured First Lien Term B-4-1 Loan, 4.500%, 08/25/2021	1,534,545	1,537,108
BJ’s Wholesale Club Inc, Senior Secured First Lien 2013 (November) Replacement Term Loan, 4.500%, 09/26/2019	2,984,925	2,936,942
Container Store Inc (The), Senior Secured First Lien Term B Loan, 4.250%, 04/06/2019	2,337,676	2,267,546
DBP Holding Corp, Senior Secured First Lien Initial Term Loan, 5.250%, 10/11/2019	1,000,000	955,415
J Crew Group Inc, Senior Secured First Lien Initial Term Loan, 4.000%, 03/05/2021	3,376,175	3,190,486
Men’s Wearhouse Inc (The), Senior Secured First Lien Tranche B Term Loan, 4.500%, 06/18/2021	973,171	970,738
Nine West Holdings, Inc, Senior Secured First Lien Initial Term Loan, 4.750%, 10/08/2019	798,000	748,624
Payless Inc, Senior Secured First Lien Initial Term Loan, 5.000%, 03/11/2021	1,332,970	1,226,332
Payless Inc, Senior Secured Second Lien Initial Term Loan, 8.500%, 03/11/2022	2,000,000	1,800,000

Annual Report | December 31, 2014	19

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments
December 31, 2014

	Principal Amount	Market Value

Retail (continued)
Pier 1 Imports (US) Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 04/30/2021	$2,072,917	$2,062,552
Smart & Final Stores LLC, Senior Secured First Lien Term Loan, 4.750%, 11/15/2019	1,147,113	1,135,642
Sports Authority The, Senior Secured First Lien Term B Loan, 7.500%, 11/16/2017	2,790,357	2,476,442

		25,572,571

Services - Business - 7.58%
Advantage Sales & Marketing Inc, Senior Secured First Lien Delayed Draw Term Loan, 4.250%, 07/23/2021	58,951	58,472
Advantage Sales & Marketing Inc, Senior Secured First Lien Initial Term Loan, 4.250%, 07/23/2021	1,768,530	1,754,161
Carecore National LLC, Senior Secured First Lien Term Loan, 5.500%, 03/05/2021	690,568	684,812
Crossmark Holdings Inc, Senior Secured First Lien Term Loan, 4.250%, 12/20/2019	1,334,055	1,308,482
FHC Health Systems Inc, Senior Secured First Lien Term Loan, L+4.00%, 10/08/2021(b)	1,875,000	1,860,937
Information Resources Inc, Senior Secured First Lien Term Loan, 4.750%, 09/30/2020	330,065	329,239
Neff Rental LLC, Senior Secured Second Lien Closing Date Term Loan, 7.250%, 06/09/2021	1,207,309	1,212,591
Power Buyer LLC, Senior Secured First Lien Delayed Draw Term Loan, 4.250%, 05/06/2020	75,669	73,904
Power Buyer LLC, Senior Secured First Lien Initial Term Loan, 4.250%, 05/06/2020	1,417,137	1,384,075
Project Dwight Holdings Corporation, Senior Secured Second Lien Initial Term Loan, 8.750%, 11/06/2021	2,000,000	1,930,000
Scitor Corporation, Senior Secured First Lien Term Loan, 5.000%, 02/15/2017	551,987	546,467
Sedgwick Claims Management Services Inc, Senior Secured Second Lien New Term Loan, 6.750%, 02/28/2022	1,660,377	1,573,208
SurveyMonkey.com LLC, Senior Secured First Lien Term Loan, 5.500%, 02/07/2019	1,576,949	1,573,007
Transaction Network Services, Senior Secured First Lien Initial Term Loan, 5.000%, 02/14/2020	1,319,900	1,311,103
Truven Health Analytics Inc, Senior Secured First Lien New Tranche B Term Loan, 4.500%, 06/06/2019	1,602,955	1,562,882

		17,163,340

Services - Consumer - 3.66%
California Pizza Kitchen Inc, Senior Secured First Lien Term Loan 5.250%, 03/29/2018	2,211,088	2,131,865
Monitronics International Inc, Senior Secured First Lien Term B Loan, 4.250%, 03/23/2018	2,391,876	2,369,943
NVA Holdings Inc, Senior Secured First Lien Term Loan, 4.750%, 08/14/2021	684,000	678,230
Renaissance Learning Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 04/09/2021	696,491	683,143
Spin Holdco Inc, Senior Secured First Lien Initial Term Loan, 4.250%, 11/14/2019	2,465,242	2,431,357

		8,294,538

Telecommunications - 4.28%
Avaya Inc, Senior Secured First Lien Extended Term B-3 Loan, 4.654%, 10/26/2017	2,869,774	2,759,589
ConvergeOne Holdings Corporation, Senior Secured First Lien Initial Term Loan, 6.000%, 06/17/2020	1,421,429	1,419,652
Fairpoint Communications Inc, Senior Secured First Lien Term Loan, 7.500%, 02/14/2019	1,719,406	1,709,743
Nextgen Finance LLC, Senior Secured First Lien Term B Loan, 5.000%, 05/31/2021	1,995,000	1,932,656
Syniverse Holdings Inc, Senior Secured First Lien Term Loan, 4.000%, 4/23/2019	1,919,653	1,869,262

		9,690,902

Transportation Consumer - 2.48%
Lineage Logistics LLC, Senior Secured First Lien Term Loan, 4.500%, 04/07/2021	4,081,310	3,975,890
Sabre Inc, Senior Secured First Lien Incremental Term Loan, 4.500%, 02/19/2019	1,660,795	1,636,407

		5,612,297

Utilities Electric - 4.05%
Atlantic Power Limited Partnership, Senior Secured First Lien Term Loan, 4.750%, 02/24/2021	431,424	425,494
Empire Generating Co LLC, Senior Secured First Lien Term B Loan, 5.250%, 03/12/2021	538,613	530,534

20	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments
December 31, 2014

	Principal Amount	Market Value

Utilities Electric (continued)
Empire Generating Co LLC, Senior Secured First Lien Term C Loan, 5.250%, 03/12/2021	$37,862	$37,294
Granite Acquisition Inc, Senior Secured Second Lien Term B Loan, L+7.25%, 12/19/2022(b)	1,691,729	1,708,993
Moxie Liberty LLC, Senior Secured First Lien Construction B-1 Facility Term Loan, 7.500%, 08/21/2020	1,470,588	1,463,235
Moxie Patriot LLC, Senior Secured First Lien Construction B-1 Facility Term Loan, 6.750%, 12/19/2020	740,741	737,037
Pike Corporation, Senior Secured First Lien Initial Term Loan, L+4.50%, 12/22/2021(b)	1,250,000	1,249,475
Sandy Creek Energy Associates LP, Senior Secured First Lien Term Loan, 5.000%, 11/09/2020	2,216,528	2,177,184
TPF II Power LLC, Senior Secured First Lien Term Loan, 5.500%, 10/02/2021	823,970	826,545

		9,155,791

Utilities, Oil & Gas - 1.64%
Equipower Resources Holdings LLC, Senior Secured First Lien Advance Term B Loan, 4.250%, 12/21/2018	151,549	150,918
EquiPower Resources Holdings LLC, Senior Secured First Lien Advance Term C Loan, 4.250%, 12/31/2019	953,232	949,261
HFOTCO LLC, Senior Secured First Lien Tranche B Term Loan, 4.250%, 08/19/2021	2,720,455	2,611,637

		3,711,816

TOTAL FLOATING RATE LOAN INTERESTS (Cost $239,368,495)		234,506,827

COLLATERALIZED LOAN OBLIGATION - 0.46%
Banking, Finance, Insurance and Real Estate - 0.46%
SUDSM 2013-1A, Senior Unsecured Collateralized Loan Obligation, Series 2013-1A, 4.978%, 01/17/2026(c)(d)	1,200,000	1,053,807

TOTAL COLLATERALIZED LOAN OBLIGATION (Cost $1,101,316)		1,053,807

CORPORATE BONDS - 25.11%
Banking, Finance, Insurance and Real Estate - 2.48%
Forestar USA Real Estate, Senior Secured Bond, 8.500%, 06/01/2022(c)	2,650,000	2,597,000
Onex York Acquisition Co, Senior Unsecured Bond, 8.500%, 10/01/2022(c)	3,000,000	3,011,250

		5,608,250

Beverage, Food and Tobacco - 2.17%
Big Heart Pet Brands, Senior Unsecured Bond, 7.625%, 02/15/2019	4,998,000	4,923,030

Chemicals, Plastics and Rubber - 0.86%
Sawgrass Merg Sub, Senior Secured Bond, 8.750%, 12/15/2020(c)	2,000,000	1,955,000

Consumer Goods Durable - 0.90%
Hillman Group Inc (The), Senior Unsecured Bond, 6.375%, 07/15/2022(c)	1,000,000	965,000
Serta Simmons Holdings LLC, Senior Unsecured Bond, 8.125%, 10/01/2020(c)	1,000,000	1,062,500

		2,027,500

Consumer Goods Non Durable - 0.15%
Anna Merger Sub Inc, Senior Unsecured Bond, 7.750%, 10/01/2022(c)	345,000	350,175

Containers, Packaging and Glass - 1.03%
Exopack Holdings SA, Senior Secured Bond, 7.875%, 11/01/2019(c)	250,000	258,750

Annual Report | December 31, 2014	21

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments
December 31, 2014

	Principal Amount	Market Value

Containers, Packaging and Glass (continued)
Reynolds Group Issuer Inc, Senior Unsecured Bond, 9.000%, 04/15/2019	$2,000,000	$2,080,000

		2,338,750

Energy Electricity - 0.35%
Calumet Specialty Prod, Senior Unsecured Bond, 9.625%, 08/01/2020	750,000	783,750

Energy, Oil and Gas - 5.82%
Alta Mesa Holdings LP, Senior Unsecured Bond, 9.625%, 10/15/2018	1,900,000	1,596,000
Compressco Partners, Senior Unsecured Bond, 7.250%, 08/15/2022(c)	500,000	435,000
Comstock Resources Inc, Senior Unsecured Bond, 9.500%, 06/15/2020	2,000,000	1,370,000
Crestwood Midstream Partners LP, Senior Unsecured Bond, 7.750%, 04/01/2019	2,000,000	2,060,000
Crownrock LP / Crownrock F, Senior Unsecured Bond, 7.125%, 04/15/2021(c)	2,000,000	1,885,000
PDC Energy Inc, Senior Unsecured Bond, 7.750%, 10/15/2022	3,000,000	2,865,000
Resolute Energy Corp, Senior Unsecured Bond, 8.500%, 05/01/2020	4,750,000	2,416,563
Swift Energy Co, Senior Unsecured Bond:
8.875%, 01/15/2020	500,000	287,500
7.875%, 03/01/2022	500,000	261,250

		13,176,313

Forest Products and Paper - 0.70%
Tembec Industries Inc, Senior Secured Bond, 9.000%, 12/15/2019(c)	1,600,000	1,578,000

Healthcare and Pharmaceuticals - 0.62%
Kindred Escrow Corp II, Senior Secured Bond, 8.000%, 01/15/2020(c)	500,000	533,750
Universal Hospital Svcs, Senior Unsecured Bond, 7.625%, 08/15/2020	1,000,000	865,000

		1,398,750

High Tech Industries - 0.94%
Viasystems Inc, Senior Unsecured Bond, 7.875%, 05/01/2019(c)	2,000,000	2,120,000

Hotels, Gaming and Leisure - 2.65%
Caesars Entertainment Resort Properties LLC, Senior Secured Bond, 8.000%, 10/01/2020(c)	1,000,000	985,000
Palace Entertainment Holdings LLC, Senior Secured Bond, 8.875%, 04/15/2017(c)	2,600,000	2,643,875
Scientific Games International Inc, Senior Secured Bond:
8.125%, 09/15/2018	2,000,000	1,710,000
7.000%, 01/01/2022(c)	650,000	661,375

		6,000,250

Metals and Mining - 0.31%
Penn Virginia Resource Partners LP, Senior Unsecured Bond, 8.375%, 06/01/2020	650,000	697,125

Retail - 1.81%
Logan’s Roadhouse Inc, Senior Unsecured Bond, 10.750%, 10/15/2017	1,300,000	971,750
Pantry, Inc, Senior Unsecured Bond, 8.375%, 08/01/2020	1,000,000	1,100,000
Petco Holdings Inc, Senior Unsecured Bond, 8.500%, 10/15/2017(c)(e)	2,000,000	2,035,000

		4,106,750

Services - Business - 0.66%
Cambium Learning Inc, Senior Secured Bond, 9.750%, 02/15/2017	1,500,000	1,485,000

Services - Consumer - 1.78%
Monitronics International Inc, Senior Unsecured Bond, 9.125%, 04/01/2020	4,250,000	4,034,844

Telecommunications - 1.51%
Avaya Inc, Senior Secured Bond, 7.000%, 04/01/2019(c)	2,450,000	2,401,000

22	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments
December 31, 2014

	Principal Amount	Market Value
Telecommunications (continued)
Fairpoint Communications Inc, Senior Secured Bond, 8.750%, 08/15/2019(c)	$1,000,000	$1,010,000

		3,411,000

Utilities Electric - 0.37%
Dynegy Finance I, Inc. / Dynegy Finance II Inc, Senior Secured Bond:
6.750%, 11/01/2019(c)	650,000	662,187
7.625%, 11/01/2024(c)	170,000	173,613

		835,800

TOTAL CORPORATE BONDS (Cost $61,176,782)		56,830,287

	Shares	Market Value
COMMON STOCK - 0.14%
Consumer Goods Durable - 0.14%
MModal LLC	20,481	$308,065

TOTAL COMMON STOCK (Cost $823,249)		308,065

Total Investments - 129.33% (Cost $302,469,842)		292,698,986

Assets in Excess of Other Liabilities - 2.93%(f)		6,616,551

Leverage Facility - (32.26)%		(73,000,000)

Net Assets - 100.00%		$226,315,537

Amounts above are shown as a percentage of net assets as of December 31, 2014.

(a)	The interest rate shown represents the rate at period end.
(b)

All or a portion of this position has not settled as of December 31, 2014. The interest rate shown represents the stated spread over the London Interbank Offered Rate (“LIBOR” or “L”) or the applicable LIBOR floor; the Fund will not accrue interest until the settlement date, at which point LIBOR will be established.

(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $28,377,282, which represents approximately 12.54% of net assets as of December 31, 2014.

(d)	Floating or variable rate security. Interest rate disclosed is that which is in effect at December 31, 2014.
(e)	Option to convert to pay-in-kind security.
(f)	Includes cash being held as collateral for futures contracts of $131,400, as of December 31, 2014.

    See Notes to Financial Statements

Annual Report | December 31, 2014	23

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments
December 31, 2014

FUTURES CONTRACTS

Description	Position	Contracts	Expiration Date	Value (Note 2)	Unrealized Appreciation
2-Year US Treasury Note Futures	Short	(35)	04/01/2015	$(7,650,783)	$8,080

				$(7,650,783)	$8,080

Description	Position	Contracts	Expiration Date	Value (Note 2)	Unrealized Depreciation
10-Year US Treasury Note Futures	Short	(60)	03/23/2015	$(7,607,814)	$(27,657)

				$(7,607,814)	$(27,657)

See Notes to Financial Statements.
24	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments
December 31, 2014

	Principal Amount	Market Value

FLOATING RATE LOAN INTERESTS(a) - 104.54%
Aerospace and Defense - 3.46%
Camp International Holding Company, Senior Secured First Lien 2013 Replacement Term Loan, 4.750%, 05/31/2019	$5,372,150	$5,385,580
DAE Aviation Holdings Inc, Senior Secured First Lien Replacement Tranche B-1 Term Loan, 5.000%, 11/02/2018	4,020,325	4,020,346
DAE Aviation Holdings Inc, Senior Secured Second Lien Initial Term Loan, 7.750%, 08/05/2019	3,750,000	3,684,375
Landmark Aviation FBO Canada Inc, Senior Secured First Lien 2013 Specified Refinancing Canadian Term Loan, 4.750%, 10/25/2019	236,986	235,209
LM US Member LLC, Senior Secured First Lien 2013 Specified Refinancing US Term Loan, 4.750%, 10/25/2019	5,970,840	5,926,058
LM US Member LLC, Senior Secured Second Lien 2014 Specified Refinancing Term Loan, 8.250%, 01/25/2021	4,000,000	3,940,000
Standard Aero Limited, Senior Secured First Lien Replacement Tranche B-2 Term Loan, 5.000%, 11/02/2018	1,822,520	1,822,529
TurboCombustor Technology Inc, Senior Secured First Lien Initial Term Loan, 5.500%, 12/02/2020	2,784,375	2,758,842

		27,772,939

Automotive - 1.66%
Affinia Group Inc, Senior Secured First Lien Tranche B-2 Term Loan, 4.750%, 04/27/2020	1,781,876	1,767,408
CCC Information Services Inc, Senior Secured First Lien New Term Loan, 4.000%, 12/20/2019	2,962,217	2,932,594
Dealer Tire LLC, Senior Secured First Lien Term Loan, L+4.50%, 12/22/2021(b)	2,488,479	2,479,148
Mitchell International Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 10/13/2020	6,217,566	6,145,815

		13,324,965

Banking, Finance, Insurance and Real Estate - 5.45%
Alliant Holdings I Inc, Senior Secured First Lien Term B Loan, 4.250%, 12/20/2019	9,524,732	9,405,673
AmWins Group LLC, Senior Secured First Lien New Term Loan, 5.000%, 09/06/2019	2,680,456	2,665,941
AssuredPartners Capital Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 04/02/2021	2,616,393	2,596,771
AssuredPartners Capital Inc, Senior Secured Second Lien Initial Term Loan, L+6.75%, 04/02/2022(b)	1,995,000	1,930,163
Asurion LLC, Senior Secured First Lien Tranche B-1 Incremental Term Loan, 5.000%, 05/24/2019	7,669,719	7,586,196
Cunningham Lindsey US Inc, Senior Secured First Lien Initial Term Loan, 5.000%, 12/10/2019	9,187,500	8,980,781
Guggenheim Partners Investment Management Holdings LLC, Senior Secured First Lien Initial Term Loan, 4.250%, 07/22/2020	3,405,172	3,379,634
National Financial Partners Corp, Senior Secured First Lien 2014 Specified Refinancing Term Loan, 4.500%, 07/01/2020	2,994,315	2,971,858
Opal Acquisition Inc, Senior Secured First Lien Term B Loan, 5.000%, 11/27/2020	4,277,778	4,245,694

		43,762,711

Beverage, Food and Tobacco - 3.80%
AdvancePierre Foods Inc, Senior Secured Second Lien Term Loan, 9.500%, 10/10/2017	6,944,444	6,840,278
ARG IH Corp, Senior Secured First Lien Term Loan, 4.750%, 11/15/2020	990,000	988,762
CEC Entertainment Inc, Senior Secured First Lien Term B Loan, 4.000%, 02/12/2021	9,788,930	9,536,082
Fairway Group Acquisition Company, Senior Secured First Lien Term Loan, 5.000%, 08/17/2018	3,421,425	2,942,425
Performance Food Group Inc, Senior Secured First Lien Initial Term Loan, 6.250%, 11/14/2019	2,962,406	2,914,267
RGIS Services LLC, Senior Secured First Lien Extended Maturity Term Loan, 5.500%, 10/18/2017	2,954,430	2,710,690
Stater Bros Markets, Senior Secured First Lien Term B Loan, 4.750%, 05/12/2021	1,230	1,219
Supervalu Inc, Senior Secured First Lien New Term Loan, 4.500%, 03/21/2019	2,918,523	2,876,175
Winebow Holdings Inc, Senior Secured First Lien Initial Term Loan, 4.750%, 07/01/2021	341,794	332,395

Annual Report | December 31, 2014	25

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments
December 31, 2014

	Principal Amount	Market Value

Beverage, Food and Tobacco (continued)
Winebow Holdings Inc, Senior Secured Second Lien Initial Term Loan, 8.500%, 01/02/2022	$1,387,283	$1,345,664

		30,487,957

Capital Equipment - 2.23%
Delachaux SA, Senior Secured First Lien Term B USD Loan, 5.250%, 10/28/2021	2,376,238	2,378,614
Mirror Bidco Corp, Senior Secured First Lien New Incremental Term Loan, 4.250%, 12/28/2019	4,763,407	4,721,727
Sensus USA Inc, Senior Secured Second Lien Term Loan, 8.500%, 05/09/2018	6,450,000	6,175,875
STS Operating Inc, Senior Secured First Lien Term Loan, 4.750%, 02/ 12/2021	2,077,326	2,046,166
Unifrax I LLC, Senior Secured First Lien New Term Dollar Loan, 4.250%, 11/28/2018	294,026	290,076
Virtuoso US LLC, Senior Secured First Lien Initial Term Loan, 4.750%, 02/11/2021	2,300,497	2,286,119

		17,898,577

Chemicals, Plastics and Rubber - 4.70%
Axalta Coating Systems US Holdings Inc, Senior Secured First Lien Refinanced Term B Loan, 3.750%, 02/01/2020	7,900,882	7,716,949
Eco Services Operations LLC, Senior Secured First Lien Term Loan, 4.750%, 12/01/2021	1,454,545	1,447,273
Emerald Performance Materials LLC, Senior Secured First Lien Initial Term Loan, 4.500%, 07/30/2021	1,813,636	1,776,801
EWT Holdings III Corp, Senior Secured First Lien Term Loan, 4.750%, 01/15/2021	1,263,830	1,243,293
Filtration Group Corporation, Senior Secured First Lien Initial Term Loan, 4.500%, 11/20/2020	363,673	362,650
Ineos US Finance LLC, Senior Secured First Lien Dollar Term Loan, 3.750%, 05/04/2018	2,948,778	2,867,023
Pinnacle Operating Corporation, Senior Secured First Lien Term B Refinancing Loan, 4.750%, 11/15/2018	10,997,859	10,915,375
PQ Corporation, Senior Secured First Lien 2014 Term Loan, 4.000%, 08/07/2017	6,807,634	6,697,010
Solenis International LP, Senior Secured First Lien Initial Dollar Term Loan, 4.250%, 07/31/2021	875,000	855,312
Univar Inc, Senior Secured First Lien Term B Loan, 5.000%, 06/30/2017	3,939,701	3,822,593

		37,704,279

Construction and Building - 2.85%
Atkore International, Inc, Senior Secured First Lien Term Loan, 4.500%, 04/09/2021	4,179,000	4,111,091
Interline Brands Inc, Senior Secured First Lien Term Loan, 4.000%, 03/17/2021	698,944	681,470
Jeld-Wen Inc, Senior Secured First Lien Initial Term Loan, 5.250%, 10/15/2021	4,000,000	3,975,000
Quikrete Holdings Inc, Senior Secured First Lien Initial Term Loan, 4.000%, 09/28/2020	4,194,771	4,145,483
Rexnord LLC, Senior Secured First Lien Term B Refinancing Loan, 4.000%, 08/21/2020	5,854,464	5,747,620
Road Infrastructure Investment LLC, Senior Secured First Lien Term Loan, 4.250%, 03/31/2021	1,440,726	1,383,097
SRS Distribution Inc, Senior Secured First Lien Term Loan, 4.750%, 09/01/2019	2,851,316	2,827,564

		22,871,325

Consumer Goods Durable - 2.39%
Apex Tool Group LLC, Senior Secured First Lien Term Loan, 4.500%, 01/31/2020	1,748,786	1,703,607
Capital Safety North America Holdings Inc, Senior Secured First Lien Initial Term Loan, 3.750%, 03/29/2021	3,785,073	3,680,983
Hillman Group Inc (The), Senior Secured First Lien Initial Term Loan, 4.500%, 06/30/2021	1,959,571	1,939,976
Leonardo Acquisition Corp, Senior Secured First Lien Term Loan, 4.250%, 01/29/2021	2,117,718	2,063,451
MModal LLC, Senior Secured First Lien Term B Loan, 9.000%, 01/31/2020	4,883,794	4,792,222
Varsity Brands Holding Co Inc, Senior Secured First Lien Initial Term Loan, L+5.00%, 12/10/2021(b)	5,000,000	5,003,125

		19,183,364

Consumer Goods Non Durable - 2.15%
Acosta Holdco Inc, Senior Secured First Lien Initial Term Loan, 5.000%, 09/26/2021	2,774,566	2,779,020

26	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments
December 31, 2014

	Principal Amount	Market Value

Consumer Goods Non Durable (continued)
Auris Luxembourg III Sarl, Senior Secured First Lien Term B-2 Loan, L+4.50%, 12/10/2021(b)	$5,373,134	$5,367,546
Bauer Performance Sports Ltd, Senior Secured First Lien Initial Term Loan, 4.000%, 04/15/2021	1,652,287	1,634,740
FGI Operating Company LLC, Senior Secured First Lien Term B Loan, 5.500%, 04/19/2019	1,964,844	1,920,635
Inmar Inc, Senior Secured Second Lien Initial Term Loan, 8.000%, 01/27/2022	2,471,698	2,419,051
New HB Acquisition LLC, Senior Secured First Lien Term B Loan, 6.750%, 04/09/2020	1,353,409	1,377,094
Reddy Ice Corporation, Senior Secured First Lien Term B Loan, 6.751%, 05/01/2019	1,969,925	1,738,459

		17,236,545

Containers, Packaging and Glass - 3.77%
Berlin Packaging LLC, Senior Secured First Lien Initial Term Loan, 4.500%, 10/01/2021	1,180,473	1,176,784
Berlin Packaging LLC, Senior Secured Second Lien Initial Term Loan, 7.750%, 09/30/2022	428,571	424,018
Exopack Holdings SA, Senior Secured First Lien USD Term Loan, 5.250%, 05/08/2019	1,485,000	1,485,468
Hilex Poly Co LLC, Senior Secured First Lien Term Loan, L+5.00%, 12/05/2021(b)	5,333,333	5,276,693
Husky Injection Molding Systems Ltd, Senior Secured First Lien Initial Term Loan, 4.250%, 06/30/2021	845,828	831,377
Multi Packaging Solutions Inc, Senior Secured First Lien Initial Dollar Tranche B Term Loan, 4.250%, 09/30/2020	10,216,034	10,037,253
Pelican Products Inc, Senior Secured First Lien Term Loan, 5.250%, 04/10/2020	747,937	744,198
Pelican Products Inc, Senior Secured Second Lien Term Loan, 9.250%, 04/09/2021	1,312,500	1,296,094
Polarpak Inc, Senior Secured First Lien Canadian Borrower USD Term Loan, 4.500%, 06/07/2020	3,977,394	3,927,677
Signode Industrial Group US Inc, Senior Secured First Lien Initial Term B Loan, 3.750%, 05/01/2021	2,487,562	2,386,518
WNA Holdings Inc, Senior Secured First Lien USD Term Loan US Borrower, 4.500%, 06/07/2020	2,725,909	2,691,835

		30,277,915

Energy Electricity - 0.72%
La Frontera Generation LLC, Senior Secured First Lien Term Loan, 4.500%, 09/30/2020	2,906,684	2,870,351
Star West Generation LLC, Senior Secured First Lien Term B Advance Loan, 4.250%, 03/13/2020	2,901,708	2,872,691

		5,743,042

Energy, Oil and Gas - 6.75%
American Energy Marcellus LLC, Senior Secured First Lien Term Loan, 5.250%, 08/04/2020	7,407,407	6,543,185
Atlas Energy LP, Senior Secured First Lien Term Loan, 6.500%, 07/31/2019	2,386,458	2,350,661
Blackbrush Oil & Gas LP, Senior Secured Second Lien Term Loan, 7.500%, 07/30/2021	2,212,389	1,836,283
Brock Holdings III Inc, Senior Secured Second Lien Initial Term Loan, Series 91, 10.000%, 03/16/2018	3,833,333	3,085,833
Chief Exploration & Development LLC, Senior Secured Second Lien Term Loan, 7.500%, 05/16/2021	752,941	681,412
Crestwood Holdings LLC, Senior Secured First Lien Tranche B-1 Term Loan, 7.000%, 06/19/2019	5,452,141	5,176,154
Drillships Ocean Ventures Inc, Senior Secured First Lien Term Loan, 5.500%, 07/25/2021	3,349,813	2,713,349
EMG Utica LLC, Senior Secured First Lien Term Loan, 4.750%, 03/27/2020	1,888,112	1,871,591
Expro Finservices SARL, Senior Secured First Lien Initial Term Loan, 5.750%, 09/2/2021	5,610,938	4,629,023
Jonah Energy Inc, Senior Secured Second Lien Initial Term Loan, 7.500%, 05/12/2021	7,246,575	6,268,288
Sheridan Production Partners I-A LP, Senior Secured First Lien Tranche B-2 Term Loan, 4.250%, 10/01/2019	747,201	651,309
Sheridan Production Partners I-M LP, Senior Secured First Lien Tranche B-2 Term Loan:
4.250%, 10/01/2019	456,395	397,823
4.250%, 10/01/2019	5,638,904	4,915,236
Templar Energy LLC, Senior Secured Second Lien Term Loan, 8.500%, 11/25/2020	8,146,154	5,889,669
Utex Industries Inc, Senior Secured Second Lien New Term Loan, 8.250%, 05/20/2022	3,181,818	2,879,545
W3 Co, Senior Secured First Lien Term Loan, 5.750%, 03/13/2020	1,098,447	1,060,002

Annual Report | December 31, 2014	27

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments
December 31, 2014

	Principal Amount	Market Value

Energy, Oil and Gas (continued)
W3 Co, Senior Secured Second Lien Term Loan, 9.250%, 09/13/2020	$3,385,430	$3,283,867

		54,233,230

Environmental Industries - 1.33%
ADS Waste Holdings Inc, Senior Secured First Lien Tranche B-2 Term Loan, 3.750%, 10/09/2019	6,777,068	6,599,169
Energy Solutions LLC, Senior Secured First Lien Advance Term Loan, 6.750%, 05/29/2020	2,894,545	2,893,634
Wastequip LLC, Senior Secured First Lien Term Loan, 5.500%, 08/09/2019	1,199,130	1,192,140

		10,684,943

Forest Products and Paper - 0.08%
W/S Packaging Group Inc, Senior Secured First Lien Term Loan, 5.000%, 08/09/2019	617,493	607,459

Healthcare and Pharmaceuticals - 9.80%
Accellent Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 03/12/2021	3,025,915	2,967,908
Alvogen Pharma US Inc, Senior Secured First Lien Term Loan, 7.000%, 05/23/2018	5,993,926	6,043,855
CHG Buyer Corporation, Senior Secured Second Lien Term Loan, 9.000%, 11/19/2020	2,517,391	2,523,685
Convatec Inc, Senior Secured First Lien Dollar Term Loan, 4.000%, 12/22/2016	3,752,023	3,747,333
CT Technologies Intermediate Holdings Inc, Senior Secured First Lien Initial Term Loan, L+5.00%, 12/01/2021(b)	505,618	503,722
Curo Health Services LLC, Senior Secured First Lien Initial Term Loan, 5.750%, 06/08/2020	1,393,000	1,393,000
Devix Topco - Prescrix Inc, Senior Secured First Lien Term B Loan, 4.250%, 05/03/2021	442,222	437,524
Devix Topco - Prescrix Inc, Senior Secured Second Lien Term Loan, L+7.00%, 05/02/2022(b)	4,000,000	3,975,000
Envision Acquisition Company LLC, Senior Secured First Lien Initial Term Loan, 5.750%, 11/04/2020	7,004,933	6,996,177
Generic Drug Holdings Inc, Senior Secured First Lien Term B-1 Loan, 5.000%, 08/16/2020	4,365,749	4,358,480
Ikaria Acquisition Inc, Senior Secured First Lien Term Loan, 5.000%, 02/12/2021	2,938,915	2,932,303
Medpace Holdings Inc, Senior Secured First Lien Initial Term Loan, 4.750%, 04/01/2021	1,493,626	1,480,556
National Mentor Holdings Inc, Senior Secured First Lien Initial Tranche B Term Loan, 4.250%, 01/31/2021	3,599,741	3,536,745
Onex Carestream Finance LP, Senior Secured Second Lien Term Loan, L+8.50%, 12/07/2019(b)	9,413,379	9,380,055
Par Pharmaceutical Companies, Inc, Senior Secured First Lien Term B-2 Loan, 4.000%, 09/30/2019	6,867,455	6,695,769
Phillips-Medisize Corporation, Senior Secured First Lien Initial Term Loan, 4.750%, 06/16/2021	800,575	790,568
PRA Holdings Inc, Senior Secured First Lien Tranche B-1 Term Loan, 4.500%, 09/23/2020	3,909,640	3,865,656
Progressive Solutions LLC, Senior Secured First Lien Initial Term Loan, 5.500%, 10/22/2020	2,456,633	2,432,066
Progressive Solutions LLC, Senior Secured Second Lien Initial Term Loan, 9.500%, 10/22/2021	1,937,374	1,879,253
QoL Meds LLC, Senior Secured First Lien Term Loan, 5.500%, 07/15/2020	443,333	440,008
Sage Products Holdings III LLC, Senior Secured Second Lien Term Loan, 9.250%, 06/13/2020	833,333	829,167
Smile Brands Group Inc, Senior Secured First Lien Term B Loan, 7.500%, 08/16/2019	4,108,726	3,934,105
Surgery Center Holdings Inc, Senior Secured First Lien Term Loan, 5.250%, 11/03/2020	3,136,364	3,061,875
Surgical Care Affiliates LLC, Senior Secured First Lien Class C Incremental Term Loan, 4.000%, 06/29/2018	2,457,624	2,433,048
United Surgical Partners International Inc, Senior Secured First Lien New Tranche B Term Loan, 4.750%, 04/03/2019	2,094,830	2,085,676

		78,723,534

High Tech Industries - 15.93%
Applied Systems Inc, Senior Secured First Lien Initial Term Loan, 4.250%, 01/25/2021	2,475,000	2,442,528
Ascend Learning LLC, Senior Secured First Lien Term Loan, 6.000%, 07/31/2019	784,849	781,318
Ascend Learning LLC, Senior Secured Second Lien Term Loan, 9.500%, 11/30/2020	1,030,303	1,025,151
Aspect Software Inc, Senior Secured First Lien Tranche B Term Loan, Series 28, 7.250%, 05/07/2016	6,521,157	6,390,734

28	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments
December 31, 2014

	Principal Amount	Market Value

High Tech Industries (continued)
Blackboard Inc, Senior Secured First Lien Term B-3 Loan, 4.750%, 10/04/2018	$10,381,604	$10,303,742
Blue Coat Systems Inc, Senior Secured First Lien Term Loan, 4.000%, 05/31/2019	6,680,278	6,521,621
BMC Software Finance Inc, Senior Secured First Lien Initial US Term Loan, L+4.00%, 09/10/2020(b)	2,060,527	2,010,951
Compuware Corporation, Senior Secured First Lien Tranche B-2 Term Loan, L+5.25%, 12/15/2021(b)	4,000,000	3,805,840
EZE Software Group LLC, Senior Secured First Lien Term B-1 Loan, 4.000%, 04/06/2020	1,313,408	1,288,782
EZE Software Group LLC, Senior Secured Second Lien Term Loan, 7.250%, 04/05/2021	1,643,057	1,582,806
Flexera Software LLC, Senior Secured First Lien Term Loan, 4.500%, 04/02/2020	1,932,029	1,900,633
Flexera Software LLC, Senior Secured Second Lien Term Loan, 8.000%, 04/02/2021	2,000,000	1,920,000
Freescale Semiconductor Inc, Senior Secured First Lien Tranche B-4 Term Loan, 4.250%, 02/28/2020	8,241,763	8,069,221
Go Daddy Operating Company LLC, Senior Secured First Lien Initial Term Loan, 4.750%, 05/13/2021	5,356,417	5,327,412
Hyland Software Inc, Senior Secured First Lien Initial Term Loan, 4.750%, 02/19/2021	1,246,859	1,239,073
Kronos Incorporated, Senior Secured First Lien Incremental Term Loan, 4.500%, 10/30/2019	7,233,620	7,193,256
Kronos, Incorporated, Senior Secured Second Lien Initial Term Loan, 9.750%, 04/30/2020	3,846,991	3,923,931
Landslide Holdings Inc, Senior Secured First Lien Term Loan, 5.000%, 02/25/2020	5,463,904	5,384,213
Micro Focus International PLC, Senior Secured First Lien Term B Loan, 5.250%, 11/19/2021	5,976,285	5,798,879
Mitel US Holdings Inc, Senior Secured First Lien Term Loan, 5.250%, 01/31/2020	2,336,332	2,343,270
MMI International Ltd, Senior Secured First Lien Term Loan, L+6.00%, 11/20/2018(b)	2,000,000	1,976,200
MSC Software Corporation, Senior Secured Second Lien Term Loan, 8.500%, 05/28/2021	1,095,833	1,073,917
P2 Upstream Acquisition Co, Senior Secured First Lien Term Loan, 5.000%, 10/30/2020	4,242,857	4,120,875
Peak 10 Inc, Senior Secured First Lien Term Loan, 5.000%, 06/17/2021	2,467,600	2,438,359
Peak 10 Inc, Senior Secured Second Lien Initial Term Loan, 8.250%, 06/17/2022	1,500,000	1,455,000
ProQuest LLC, Senior Secured First Lien Term Loan, 5.250%, 10/24/2021	2,400,000	2,385,000
Rocket Software Inc, Senior Secured First Lien Term Loan, 5.750%, 02/08/2018	2,789,456	2,775,509
Serena Software Inc, Senior Secured First Lien Term Loan, 7.500%, 04/14/2020	1,000,000	995,315
Ship Luxco 3 Sarl - WorldPay US Finance LLC, Senior Secured First Lien Facility B2A-II Term Loan, 5.250%, 11/29/2019	1,011,411	1,013,940
Sirius Computer Solutions Inc, Senior Secured First Lien Term Loan, 7.000%, 12/07/2018	4,280,769	4,291,471
Sophia LP, Senior Secured First Lien Term B-1 Loan, 4.000%, 07/19/2018	1,828,514	1,810,988
Tech Finance & Co SCA, Senior Secured First Lien US Term Loan, 5.500%, 07/11/2020	9,200,368	9,223,368
Telx Group Inc (The), Senior Secured First Lien Initial Term Loan, 4.500%, 04/09/2020	5,970,000	5,820,750
Vertafore Inc, Senior Secured Second Lien Term Loan, 9.750%, 10/27/2017	9,250,000	9,319,421

		127,953,474

Hotels, Gaming and Leisure - 3.94%
Alpha Topco Limited - Delta 2 (Lux) Sarl, Senior Secured First Lien Facilitiy B3 (USD) Term Loan, 4.750%, 07/30/2021	2,373,451	2,323,513
Alpha Topco Limited - Delta 2 (Lux) Sarl, Senior Secured Second Lien Term Loan, L+6.75%, 07/29/2022(b)	4,000,000	3,910,000
Caesars Entertainment Operating Company, Senior Secured First Lien Term B-5-B Loan, 5.985%, 03/01/2017	4,331,541	3,800,494
Caesars Entertainment Operating Company, Senior Secured First Lien Term B-6-B Loan, 6.985%, 03/01/2017	1,735,590	1,525,349
Caesars Entertainment Resort Properties LLC, Senior Senior Secured First Lien Term B Loan, 7.000%, 10/11/2020	10,475,581	9,829,605
Corner Investment Propco LLC, Senior Secured First Lien Term B Loan, 11.000%, 11/02/2019	2,998,203	2,983,213
SGMS Escrow Corp, Senior Secured First Lien B-2 Term Loan, 6.000%, 10/01/2021	7,394,958	7,307,143

		31,679,317

Media Advertising, Printing and Publishing - 0.29%
Penton Media Inc, Senior Secured First Lien Term B Loan, 5.500%, 10/03/2019	2,370,000	2,359,643

Annual Report | December 31, 2014	29

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments
December 31, 2014

	Principal Amount	Market Value

Media Broadcasting and Subscription - 2.50%
Clear Channel Communications, Senior Secured First Lien Tranche D Term Loan, 6.919%, 01/30/2019	$7,291,667	$6,891,901
Clear Channel Communications, Senior Secured First Lien Tranche E Term Loan, 7.669%, 07/30/2019	2,708,333	2,595,342
Cumulus Media Holdings Inc, Senior Secured First Lien Term Loan, 4.250%, 12/23/2020	4,304,579	4,187,989
Sable International Finance Ltd, Senior Secured First Lien Term Loan,L+4.50%, 04/28/2017(b)	2,586,207	2,582,974
Univision Communications Inc, Senior Secured First Lien Replacement Term Loan, 4.000%, 03/01/2020	3,929,907	3,851,309

		20,109,515

Media Diversified and Production - 0.21%
Lions Gate Entertainment Corp, Senior Secured Second Lien Term Loan, 5.000%, 07/19/2020	1,666,667	1,652,583

Metals and Mining - 1.21%
Arch Coal Inc, Senior Secured First Lien Term Loan, 6.250%, 05/16/2018	5,969,458	4,962,112
McJunkin Red Man Corporation, Senior Secured First Lien 2013 Term Loan, 5.000%, 11/08/2019	5,164,358	4,789,942

		9,752,054

Retail - 9.11%
Academy Ltd, Senior Secured First Lien Initial Term Loan, 4.500%, 08/03/2018	6,827,764	6,739,208
Albertson’s LLC, Senior Secured First Lien Term B-2 Loan, 4.750%, 03/21/2019	2,700,373	2,690,922
Albertson’s LLC, Senior Secured First Lien Term B-4 Loan, 4.500%, 08/25/2021	4,000,000	4,006,680
BJ’s Wholesale Club Inc, Senior Secured First Lien 2013 (November) Replacement Term Loan, 4.500%, 09/26/2019	2,970,000	2,922,257
Container Store Inc (The), Senior Secured First Lien Term B Loan, 4.250%, 04/06/2019	1,701,798	1,650,744
DBP Holding Corp, Senior Secured First Lien Initial Term Loan, 5.250%, 10/11/2019	6,937,368	6,628,066
J Crew Group Inc, Senior Secured First Lien Initial Term Loan, 4.000%, 03/05/2021	5,609,816	5,301,276
Men’s Wearhouse Inc (The),Senior Secured First Lien Tranche B Term Loan, 4.500%, 06/18/2021	3,406,098	3,397,582
Neiman Marcus Group Ltd LLC, Senior Secured First Lien Other Term Loan, 4.250%, 10/25/2020	3,512,970	3,443,079
New Albertson’s Inc, Senior Secured First Lien Term B Loan, 4.750%, 06/27/2021	6,035,868	5,939,686
Nine West Holdings, Inc, Senior Secured First Lien Initial Term Loan, 4.750%, 10/08/2019	4,982,481	4,674,190
Payless Inc, Senior Secured First Lien Initial Term Loan, 5.000%, 03/11/2021	6,664,849	6,131,661
Payless Inc, Senior Secured Second Lien Initial Term Loan, 8.500%, 03/11/2022	1,845,543	1,660,989
Pier 1 Imports (US) Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 04/30/2021	2,072,917	2,062,552
Smart & Final Stores LLC, Senior Secured First Lien Term Loan, 4.750%, 11/15/2019	12,727,804	12,600,526
Sports Authority (The), Senior Secured First Lien Term B Loan, 7.500%, 11/16/2017	3,755,182	3,332,725

		73,182,143

Services - Business - 7.76%
Alix Partners LLP, Senior Secured First Lien 2014 January Replacement Term B-2 Loan, 4.000%, 07/10/2020	823,115	813,854
Carecore National LLC, Senior Secured First Lien Term Loan, 5.500%, 03/05/2021	1,381,137	1,369,625
Crossmark Holdings Inc, Senior Secured First Lien Term Loan, 4.250%, 12/20/2019	3,097,910	3,038,523
Crossmark Holdings Inc, Senior Secured Second Lien Term Loan, 8.750%, 12/21/2020	2,000,000	1,955,000
eResearch Technology Inc, Senior Secured First Lien Term Loan, 6.000%, 05/02/2018	3,020,117	3,012,567
FHC Health Systems Inc, Senior Secured First Lien Term Loan, L+4.00%, 10/08/2021(b)	3,750,000	3,721,875
FR Dixie Acquisition Corp, Senior Secured First Lien Initial Term Loan, 5.750%, 12/18/2020	5,210,526	4,324,737
MPH Acquisition Holdings LLC, Senior Secured First Lien Tranche B Term Loan, 3.750%, 03/31/2021	2,477,412	2,416,096
Neff Rental LLC, Senior Secured Second Lien Closing Date Term Loan, 7.250%, 06/09/2021	2,112,791	2,122,035
Packaging Coordinators Inc, Senior Secured First Lien Term B Loan, 5.250%, 08/01/2021	4,671,220	4,531,083
Power Buyer LLC, Senior Secured First Lien Delayed Draw Term Loan, 4.250%, 05/06/2020	75,669	73,904
Power Buyer LLC, Senior Secured First Lien Initial Term Loan, 4.250%, 05/06/2020	1,417,137	1,384,075

30	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments
December 31, 2014

	Principal Amount	Market Value

Services - Business (continued)
Project Dwight Holdings Corporation, Senior Secured Second Lien Initial Term Loan, 8.750%, 11/06/2021	$1,500,000	$1,447,500
Scitor Corporation, Senior Secured First Lien Term Loan, 5.000%, 02/15/2017	1,614,747	1,598,600
Sedgwick Claims Management Services Inc, Senior Secured Second Lien Initial Term Loan, 6.750%, 02/28/2022	2,545,455	2,411,818
Sedgwick Claims Management Services Inc, Senior Secured Second Lien New Term Loan, 6.750%, 02/28/2022	4,981,132	4,719,623
SurveyMonkey.com LLC, Senior Secured First Lien Term Loan, 5.500%, 02/07/2019	5,519,322	5,505,524
Trans Union LLC, Senior Secured First Lien 2014 Replacement Term Loan, 4.000%, 04/09/2021	5,630,156	5,566,816
Transaction Network Services, Senior Secured First Lien Initial Term Loan, 5.000%, 02/14/2020	3,299,750	3,277,757
Transaction Network Services, Senior Secured Second Lien Initial Term Loan, 9.000%, 08/14/2020	1,406,250	1,392,188
Truven Health Analytics Inc, Senior Secured First Lien New Tranche B Term Loan, 4.500%, 06/06/2019	7,856,290	7,659,882

		62,343,082

Services - Consumer - 2.64%
Alliance Laundry Systems LLC, Senior Secured First Lien Initial Term Loan, 4.250%, 12/10/2018	2,623,881	2,603,113
California Pizza Kitchen Inc, Senior Secured First Lien Term Loan 5.250%, 03/29/2018	4,659,196	4,492,257
Monitronics International Inc, Senior Secured First Lien Term B Loan, 4.250%, 03/23/2018	6,306,756	6,248,923
NVA Holdings Inc, Senior Secured First Lien Term Loan, 4.750%, 08/14/2021	684,000	678,230
NVA Holdings Inc, Senior Secured Second Lien Term Loan, 8.000%, 08/14/2022	826,001	816,361
Renaissance Learning Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 04/09/2021	2,785,965	2,732,572
ServiceMaster Company LLC (The), Senior Secured First Lien Initial Term Loan, 4.250%, 07/01/2021	3,678,853	3,619,072

		21,190,528

Telecommunications - 1.87%
Avaya Inc, Senior Secured First Lien Extended Term B-3 Loan, 4.654%, 10/26/2017	6,365,867	6,121,449
ConvergeOne Holdings Corporation, Senior Secured First Lien Initial Term Loan, 6.000%, 06/17/2020	2,842,857	2,839,304
Fairpoint Communications Inc, Senior Secured First Lien Term Loan, 7.500%, 02/14/2019	4,163,283	4,139,885
Nextgen Finance LLC, Senior Secured First Lien Term B Loan, 5.000%, 05/31/2021	1,990,000	1,927,812

		15,028,450

Transportation Consumer - 1.80%
Air Medical Group Holdings Inc, Senior Secured First Lien Term B-1 Loan, 5.000%, 06/30/2018	6,514,047	6,530,332
Lineage Logistics LLC, Senior Secured First Lien Term Loan, 4.500%, 04/07/2021	8,107,161	7,897,753
Sabre Inc, Senior Secured First Lien Term B Loan, 4.500%, 02/19/2019	15,040	14,809

		14,442,894

Utilities Electric - 5.77%
Atlantic Power Limited Partnership, Senior Secured First Lien Term Loan, 4.750%, 02/24/2021	512,399	505,356
Chief Power Finance LLC, Senior Secured First Lien Term B Loan, L+4.75%, 12/16/2020(b)	7,433,628	7,396,460
Empire Generating Co LLC, Senior Secured First Lien Term B Loan, 5.250%, 03/12/2021	1,615,838	1,591,601
Empire Generating Co LLC, Senior Secured First Lien Term C Loan, 5.250%, 03/12/2021	113,585	111,881
Exgen Texas Power LLC, Senior Secured First Lien Term Loan, 5.750%, 09/18/2021	2,904,531	2,875,485
FREIF North American Power I LLC, Senior Secured First Lien Term B-1 Loan, 4.750%, 03/29/2019	3,577,072	3,568,129
FREIF North American Power I LLC, Senior Secured First Lien Term C-1 Loan, 4.750%, 03/29/2019	705,636	703,872

Annual Report | December 31, 2014	31

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments
December 31, 2014

	Principal Amount	Market Value

Utilities Electric (continued)
Granite Acquisition Inc, Senior Secured Second Lien Term B Loan, L+7.25%, 12/19/2022(b)	$3,383,459	$3,417,987
Green Energy Partners, Senior Secured First Lien Term B-1 Loan, L+5.50%, 11/13/2021(b)	185,185	184,722
Moxie Liberty LLC, Senior Secured First Lien Construction B-1 Facility Term Loan, L+6.50%, 08/21/2020(b)	6,941,176	6,906,471
Moxie Patriot LLC, Senior Secured First Lien Construction B-1 Facility Term Loan, 6.750%, 12/19/2020	462,963	460,648
Panda Temple Power II LLC, Senior Secured First Lien Construction Term Loan, L+6.00%, 04/03/2019(b)	5,045,455	4,969,773
Pike Corporation, Senior Secured First Lien Initial Term Loan, L+4.50%, 12/22/2021(b)	2,500,000	2,498,950
Sandy Creek Energy Associates LP, Senior Secured First Lien Term Loan, 5.000%, 11/09/2020	8,810,697	8,654,307
TPF II Power LLC, Senior Secured First Lien Term Loan, 5.500%, 10/02/2021	2,471,910	2,479,635

		46,325,277

Utilities, Oil & Gas - 0.37%
EquiPower Resources Holdings LLC, Senior Secured First Lien Advance Term C Loan, 4.250%, 12/31/2019	2,989,758	2,977,306

TOTAL FLOATING RATE LOAN INTERESTS (Cost $859,924,549)		839,509,051

CORPORATE BONDS - 39.33%
Banking, Finance, Insurance and Real Estate - 3.74%
Fly Leasing Limited, Senior Unsecured Bonds, 6.375%, 10/15/2021	4,100,000	4,048,750
Forestar USA Real Estate, Senior Secured Bond, 8.500%, 06/01/2022(c)	4,000,000	3,920,000
Hockey Merger Sub 2 Inc, Senior Unsecured Bond, 7.875%, 10/01/2021(c)	4,000,000	3,990,000
HUB Holdings LLC, Senior Unsecured Bond, 8.125%, 07/15/2019(c)(d)	6,100,000	6,069,500
Onex York Acquisition Co, Senior Unsecured Bond, 8.500%, 10/01/2022(c)	7,200,000	7,227,000
Opal Acquisition Inc, Senior Unsecured Bond, 8.875%, 12/15/2021(c)	4,685,000	4,772,844

		30,028,094

Beverage, Food and Tobacco - 1.52%
Big Heart Pet Brands, Senior Unsecured Bond, 7.625%, 02/15/2019	9,204,000	9,065,940
Dole Food Co INC, Senior Secured Bond, 7.250%, 05/01/2019(c)	500,000	499,375
US Foods Inc, Senior Unsecured Bond, 8.500%, 06/30/2019	2,500,000	2,652,500

		12,217,815

Capital Equipment - 0.89%
Hardwoods Acquisition Inc, Senior Secured Bond, 7.500%, 08/01/2021(c)	3,100,000	3,069,000
Terex Corporation, Senior Unsecured Bond, 6.000%, 05/15/2021	4,000,000	4,100,000

		7,169,000

Chemicals, Plastics and Rubber - 0.78%
Pinnacle Operating Corporation, Senior Secured Bond, 9.000%, 11/15/2020(c)	2,000,000	2,065,000
VWR Funding Inc, Senior Unsecured Bond, 7.250%, 09/15/2017	4,000,000	4,195,000

		6,260,000

Construction and Building - 0.18%
Zachry Holdings Inc, Senior Unsecured Bond, 7.500%, 02/01/2020(c)	1,450,000	1,464,500

Consumer Goods Durable - 1.07%
Hillman Group Inc (The), Senior Unsecured Bond, 6.375%, 07/15/2022(c)	2,300,000	2,219,500
Serta Simmons Holdings LLC, Senior Unsecured Bond, 8.125%, 10/01/2020(c)	6,000,000	6,375,000

		8,594,500

32	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments
December 31, 2014

	Principal Amount	Market Value

Consumer Goods Non Durable - 2.39%
Anna Merger Sub Inc, Senior Unsecured Bond, 7.750%, 10/01/2022(c)	$6,575,000	$6,673,625
Armored Autogroup Inc, Senior Unsecured Bond, 9.250%, 11/01/2018	4,850,000	4,850,000
Elizabeth Arden Inc, Senior Unsecured Bond, 7.375%, 03/15/2021	205,000	189,112
Revlon Consumer Products Corporation, Senior Unsecured Bond, Series WI, 5.750%, 02/15/2021	6,000,000	6,030,000
Wolverine World Wide Inc, Senior Unsecured Bond, 6.125%, 10/15/2020	1,400,000	1,477,000

		19,219,737

Containers, Packaging and Glass - 2.01%
Beverage Packaging Holdings Luxembourg II SA, Senior Unsecured Bond, 6.000%, 06/15/2017(c)	1,000,000	977,500
Bway Holding Company, Senior Unsecured Bond, 9.125%, 08/15/2021(c)	6,100,000	6,130,500
Exopack Holdings SA, Senior Secured Bond, 7.875%, 11/01/2019(c)	750,000	776,250
Reynolds Group Issuer Inc, Senior Unsecured Bond:
8.500%, 05/15/2018	4,000,000	4,100,000
5.750%, 10/15/2020	4,000,000	4,120,000

		16,104,250

Energy, Oil and Gas - 6.99%
Alta Mesa Holdings LP, Senior Unsecured Bond, 9.625%, 10/15/2018	4,200,000	3,528,000
Atlas EN Hldgs Op Co / ATL, Senior Unsecured Bond, 9.250%, 08/15/2021(c)	1,800,000	1,404,000
Atlas EN Hldgs OP Co / ATL, Senior Unsecured Bond, 7.750%, 01/15/2021	2,550,000	1,861,500
Citgo Petroleum Corporation, Senior Secured Bond, 6.250%, 08/15/2022(c)	3,200,000	3,272,000
Compressco Partners, Senior Unsecured Bond, 7.250%, 08/15/2022(c)	800,000	696,000
Crownrock LP / Crownrock F, Senior Unsecured Bond, 7.125%, 04/15/2021(c)	5,000,000	4,712,500
CVR REF LLC / COFF FIN INC, Senior Secured Bond, 6.500%, 11/01/2022	5,000,000	4,775,000
Energy XXI Gulf Coast Inc, Senior Unsecured Bond:
7.500%, 12/15/2021	1,650,000	899,250
6.875%, 03/15/2024(c)	2,000,000	1,085,000
EP Energy LLC / Everest Acquisition Finance Inc, Senior Unsecured Bond, 7.750%, 09/01/2022	2,000,000	1,880,000
Genesis Energy LP, Senior Unsecured Bond, 5.750%, 02/15/2021	2,000,000	1,870,000
Jupiter Resources Inc, Senior Unsecured Bond, 8.500%, 10/01/2022(c)	8,000,000	6,060,000
Linn Energy LLC/Fin Corp, Senior Unsecured Bond:
6.250%, 11/01/2019	4,000,000	3,420,000
6.500%, 09/15/2021	1,150,000	937,250
NGL Energy PART LP/FIN CO, Senior Unsecured Bond, 5.125%, 07/15/2019(c)	2,200,000	2,114,750
PetroBakken Energy Ltd, Senior Unsecured Bond, 8.625%, 02/01/2020(c)	2,600,000	1,833,000
Resolute Energy Corp, Senior Unsecured Bond, 8.500%, 05/01/2020	2,900,000	1,475,375
RKI Exploration & Production LLC / RKI Finance Corp, Senior Unsecured Bond, 8.500%, 08/01/2021(c)	1,200,000	975,000
Sanchez Energy Corp, Senior Unsecured Bond, 6.125%, 01/15/2023(c)	2,800,000	2,359,000
SandRidge Energy Inc, Senior Unsecured Bond, 7.500%, 02/15/2023	4,000,000	2,580,000
Swift Energy Co, Senior Unsecured Bond:
8.875%, 01/15/2020	1,500,000	862,500
7.875%, 03/01/2022	4,150,000	2,168,375
Talos Production LLC, Senior Unsecured Bond, 9.750%, 02/15/2018(c)	2,000,000	1,830,000
Teine Energy Ltd, Senior Unsecured Bond, 6.875%, 09/30/2022(c)	2,250,000	1,755,000
Western Refining Inc, Senior Unsecured Bond, 6.250%, 04/01/2021	1,850,000	1,813,000

		56,166,500

Forest Products and Paper - 0.27%
Tembec Industries Inc, Senior Secured Bond, 9.000%, 12/15/2019(c)	2,200,000	2,169,750

Healthcare and Pharmaceuticals - 0.66%
Aurora Diagnostics Holdings LLC, Senior Unsecured Bond, 10.750%, 01/15/2018	500,000	432,500

Annual Report | December 31, 2014	33

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments
December 31, 2014

	Principal Amount	Market Value

Healthcare and Pharmaceuticals (continued)
Kindred Escrow Corp II, Senior Secured Bond, 8.000%, 01/15/2020(c)	$2,000,000	$2,135,000
Salix Pharmaceuticals Ltd, Senior Unsecured Bond, 6.000%, 01/15/2021(c)	600,000	613,500
Valeant Pharmaceuticals Inc, Senior Unsecured Bond, 6.375%, 10/15/2020(c)	2,000,000	2,097,500

		5,278,500

High Tech Industries - 2.15%
Boxer Parent Co Inc, Senior Unsecured Bond, 9.000%, 10/15/2019(c)(d)	3,000,000	2,565,000
MMI International Ltd, Senior Secured Bond, 8.000%, 03/01/2017(c)	3,000,000	3,004,500
Viasystems Inc, Senior Unsecured Bond, 7.875%, 05/01/2019(c)	11,002,000	11,662,120

		17,231,620

Hotels, Gaming and Leisure - 2.12%
Caesars Entertainment Resort Properties LLC, Senior Secured Bond, 8.000%, 10/01/2020(c)	1,000,000	985,000
Mood Media Corporation, Senior Unsecured Bond, 9.250%, 10/15/2020(c)	9,850,000	8,175,500
Scientific Games International Inc, Senior Secured Bond:
8.125%, 09/15/2018	8,000,000	6,840,000
7.000%, 01/01/2022(c)	1,000,000	1,017,500

		17,018,000

Media Advertising, Printing and Publishing - 0.13%
Southern Graphics Inc, Senior Unsecured Bond, 8.375%, 10/15/2020(c)	1,000,000	1,007,500

Media Broadcasting and Subscription - 2.09%
Cablevision Systems Corp, Senior Unsecured Bond, 5.875%, 09/15/2022	4,000,000	4,065,000
Cequel Communications Holdings I, Senior Unsecured Bond, 6.375%, 09/15/2020(c)	8,500,000	8,840,000
Univision Communications Inc, Senior Unsecured Bond, 6.750%, 09/15/2022(c)	3,604,000	3,874,300

		16,779,300

Media Diversified and Production - 0.13%
Live Nation Entertainment Inc, Senior Secured Bond, 7.000%, 09/01/2020(c)	1,000,000	1,060,000

Metals and Mining - 0.34%
AK Steel Corp, Senior Unsecured Bond, 7.625%, 10/01/2021	3,000,000	2,760,000

Retail - 3.06%
Logan’s Roadhouse Inc, Senior Unsecured Bond, 10.750%, 10/15/2017	6,044,000	4,517,890
New Acad Fin Co/Fin Corp, Senior Unsecured Bond, 8.000%, 06/15/2018(c)(d)	6,100,000	6,054,250
Nine West Holdings Inc, Senior Unsecured Bond, 8.250%, 03/15/2019(c)	5,700,000	4,788,000
Petco Holdings Inc, Senior Unsecured Bond, 8.500%, 10/15/2017(c)(d)	9,050,000	9,208,375

		24,568,515

Services - Business - 0.67%
Global A&T Electronics, Senior Unsecured Bond, 10.000%, 02/01/2019(c)	6,000,000	5,352,000

Services - Consumer - 0.89%
Monitronics International Inc, Senior Unsecured Bond, 9.125%, 04/01/2020	7,500,000	7,120,312

Telecommunications - 4.13%
Avaya Inc, Senior Secured Bond, 9.000%, 04/01/2019(c)	3,000,000	3,082,500
Cincinnati Bell Inc, Senior Unsecured Bond, 8.750%, 03/15/2018	2,215,000	2,279,235
Fairpoint Communications Inc, Senior Secured Bond, 8.750%, 08/15/2019(c)	7,350,000	7,423,500
Frontier Communications, Senior Unsecured Bond, 7.125%, 01/15/2023	4,000,000	4,090,000
Numericable Group SA, Senior Secured Bond, 6.000%, 05/15/2022(c)	2,250,000	2,265,187
Sorenson Communications Inc, Senior Secured Bond, 9.000%, 10/31/2020(c)(d)	1,530,612	1,438,776
Sorenson Holdings LLC, Senior Unsecured Bond, 13.000%, 10/31/2021(c)(d)	1,163,265	1,169,082

34	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments
December 31, 2014

	Principal Amount	Market Value

Telecommunications (continued)
Sprint Corp, Senior Secured Bond, 7.875%, 09/15/2023	$4,750,000	$4,712,950
T-Mobile USA Inc, Senior Unsecured Bond,:
Series WI, 6.250%, 04/01/2021	2,000,000	2,054,500
6.000%, 03/01/2023	2,000,000	2,010,000
West Corporation, Senior Unsecured Bond, 5.375%, 07/15/2022(c)	2,750,000	2,640,000

		33,165,730

Transportation Cargo - 0.93%
Kenan Advantage Group Inc (The), Senior Unsecured Bond, 8.375%, 12/15/2018(c)	7,250,000	7,503,750

Utilities Electric - 1.95%
Calpine Corp, Senior Unsecured Bond, 5.750%, 01/15/2025	3,050,000	3,091,937
Dynegy Finance I, Inc. / Dynegy Finance II Inc, Senior Secured Bond, 7.625%, 11/01/2024(c)	5,000,000	5,106,250
NRG Energy Inc, Senior Unsecured Bond:
6.250%, 07/15/2022	750,000	770,625
6.625%, 03/15/2023	3,000,000	3,135,000
6.250%, 05/01/2024(c)	3,500,000	3,578,750

		15,682,562

Utilities, Oil & Gas - 0.24%
Vanguard Nat Res/VNR Fin, Senior Unsecured Bond, 7.875%, 04/01/2020	2,250,000	1,952,438

TOTAL CORPORATE BONDS (Cost $332,589,402)		315,874,373

	Shares	Market Value

COMMON STOCK - 0.33%
Consumer Goods Durable - 0.12%
MModal LLC	63,870	$960,701

Telecommunications - 0.21%
Sorenson Holdings LLC	3,551	1,659,382

TOTAL COMMON STOCK (Cost $2,570,748)		2,620,083

Total Investments - 144.20% (Cost $1,195,084,699)		1,158,003,507

Assets in Excess of Other Liabilities - 4.30%		34,525,309

Leverage Facility - (48.50)%		(389,500,000)

Net Assets - 100.00%		$803,028,816

Amounts above are shown as a percentage of net assets as of December 31, 2014.

(a)	The interest rate shown represents the rate at period end.
(b)

All or a portion of this position has not settled as of December 31, 2014. The interest rate shown represents the stated spread over the London Interbank Offered Rate (“LIBOR” or “L”) or the applicable LIBOR floor; the Fund will not accrue interest until the settlement date, at which point LIBOR will be established.

(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $193,143,433, which represents approximately 24.05% of net assets as of December 31, 2014.

(d)	Option to convert to pay-in-kind security.

See Notes to Financial Statements.

Annual Report | December 31, 2014	35

Blackstone / GSO Funds	Statements of Assets and Liabilities
December 31, 2014

	Senior Floating Rate Term Fund	Long-Short Credit Income Fund	Strategic Credit Fund
ASSETS:
Investments, at value (Cost $407,435,417, $302,469,842 and $1,195,084,699, respectively)	$ 399,136,079	$ 292,698,986	$ 1,158,003,507
Cash	8,188,037	7,781,432	28,861,878
Receivable for investment securities sold	32,384,601	12,615,373	58,327,724
Interest receivable	1,930,607	2,099,913	9,990,062
Deposit held with broker for futures contracts	–	131,400	–
Prepaid expenses and other assets	39,810	20,088	91,262
Total Assets	441,679,134	315,347,192	1,255,274,433

LIABILITIES:
Payable for investment securities purchased	32,768,935	15,500,890	61,175,717
Leverage facility (Note 10)	133,000,000	73,000,000	389,500,000
Interest due on leverage facility (Note 10)	73,640	27,944	178,230
Variation margin payable	–	14,766	–
Foreign currency overdraft (Cost $0, $0 and $150, respectively)	–	–	150
Accrued investment advisory fee payable	350,703	232,081	1,024,830
Accrued fund accounting and administration fees payable	52,606	34,812	153,724
Accrued trustees’ fees payable	18,437	18,461	17,281
Other payables and accrued expenses	213,343	202,701	195,685
Total Liabilities	166,477,664	89,031,655	452,245,617
Net Assets Applicable to Common Shareholders	275,201,470	226,315,537	803,028,816

COMPOSITION OF NET ASSETS ATTRIBUTABLE TO COMMON SHARES:
Paid-in capital	$ 286,163,343	$ 237,039,878	$ 840,417,894
Overdistributed net investment income	–	–	(55,896)
Accumulated net realized loss on investment securities, total return swap contracts, credit default swap contracts and futures contracts	(2,662,535)	(933,908)	(251,583)
Net unrealized depreciation on investment securities and futures contracts	(8,299,338)	(9,790,433)	(37,081,599)
Net Assets Applicable to Common Shareholders	$ 275,201,470	$ 226,315,537	$ 803,028,816

Common shares outstanding (unlimited shares authorized, par value $0.001 per share)	15,217,684	12,702,160	44,664,382
Net Asset Value per Common Share	$ 18.08	$ 17.82	$ 17.98

See Notes to Financial Statements.
36	www.blackstone-gso.com

Blackstone / GSO Funds	Statements of Operations
For the Year Ended December 31, 2014

	Senior Floating Rate Term Fund	Long-Short Credit Income Fund	Strategic Credit Fund
INVESTMENT INCOME:
Interest	$22,308,971	$16,282,211	$70,816,700
Facility and other fees	442,573	94,362	945,829
Total Investment Income	22,751,544	16,376,573	71,762,529

EXPENSES:
Investment advisory fee	4,304,870	2,872,398	12,506,404
Fund accounting and administration fees	645,730	430,860	1,875,960
Insurance expense	52,288	33,551	203,046
Legal and audit fees	264,461	279,636	365,897
Custodian fees	155,949	189,641	288,375
Trustees’ fees and expenses	119,516	121,147	113,878
Printing expense	31,034	23,179	57,583
Transfer agent fees	19,960	20,525	19,913
Securities lending agent fees	–	114,965	–
Interest expense - Short Sale	–	19,261	–
Interest on senior secured notes/leverage facility	1,610,924	250,731	4,054,055
Amortization of deferred financing costs (Note 10)	1,337,378	–	–
Other expenses	149,139	87,218	145,667
Total Expenses	8,691,249	4,443,112	19,630,778
Net Investment Income	14,060,295	11,933,461	52,131,751

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investment securities	(2,643,347)	(1,034,270)	505,759
Securities sold short	–	54,992	–
Total return swap contracts	–	242,600	–
Credit default swap contracts	–	90,119	–
Futures contracts	–	51,211	–
Foreign currency transactions	–	–	(134,712)
Net realized gain/(loss):	(2,643,347)	(595,348)	371,047
Change in unrealized appreciation/(depreciation) on:
Investment securities	(10,170,768)	(12,459,920)	(46,296,977)
Securities sold short	–	(34,228)	–
Total return swap contracts	–	(16,462)	–
Futures contracts	–	(19,577)	–
Translation of assets and liabilities in foreign currency transactions	–	–	(477)
Net unrealized loss:	(10,170,768)	(12,530,187)	(46,297,454)
Net Realized and Unrealized Loss on Investments	(12,814,115)	(13,125,535)	(45,926,407)

DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:
From net investment income	(926,832)	–	–
Total Distributions to Preferred Shareholders	(926,832)	N/A	N/A
Net Increase/(Decrease) in Net Assets Attributable to Common Shares from Operations	$319,348	$(1,192,074)	$6,205,344

    See Notes to Financial Statements.

Annual Report | December 31, 2014	37

Blackstone / GSO Funds	Statements of Changes in Net Assets

	Senior Floating Rate Term Fund		Long-Short Credit Income Fund		Strategic Credit Fund
	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
FROM OPERATIONS:
Net investment income	$14,060,295	$17,727,133	$11,933,461	$14,412,808	$52,131,751	$53,822,774
Net realized gain/(loss) on investment securities, foreign currency transactions, swap contracts and futures contracts	(2,643,347)	1,609,672	(595,348)	2,561,813	371,047	6,376,627
Change in unrealized appreciation/(depreciation) on investment securities, securities sold short, swap contracts, futures contracts and translation of assets and liabilities in foreign currency transactions	(10,170,768)	(329,316)	(12,530,187)	1,807,090	(46,297,454)	(622,878)
Distributions to preferred shareholders:
From net investment income	(926,832)	(1,188,502)	–	–	–	–
From net realized gains	–	(41,300)	–	–	–	–
Net Increase/(Decrease) in Net Assets Attributable to Common Shares from Operations	319,348	17,777,687	(1,192,074)	18,781,711	6,205,344	59,576,523

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(13,092,665)	(16,097,795)	(12,238,027)	(15,552,282)	(52,197,207)	(53,951,185)
From net realized gains	(1,202,197)	(2,301,792)	(724,023)	(1,544,094)	(607,131)	(6,249,009)
From tax return of capital	(4,117,920)	–	(2,229,733)	–	(4,544,728)	(2,486,188)
Net Decrease in Net Assets from Distributions to Common Shareholders	(18,412,782)	(18,399,587)	(15,191,783)	(17,096,376)	(57,349,066)	(62,686,382)

CAPITAL SHARE TRANSACTIONS:
Net asset value of common shares issued to stockholders from reinvestment of dividends	52,686	404,807	–	35,920	–	905,977
Net Increase from Capital Share Transactions	52,686	404,807	–	35,920	–	905,977
Net Increase/(Decrease) in Net Assets Attributable to Common Shares	(18,040,748)	(217,093)	(16,383,857)	1,721,255	(51,143,722)	(2,203,882)

NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS:
Beginning of period	293,242,218	293,459,311	242,699,394	240,978,139	854,172,538	856,376,420
End of period(a)	$275,201,470	$293,242,218	$226,315,537	$242,699,394	$803,028,816	$854,172,538

(a) Including undistributed/ (overdistributed) net investment income of:	$–	$55,097	$–	$(16,462)	$(55,896)	$–

See Notes to Financial Statements.
38	www.blackstone-gso.com

Blackstone / GSO Funds	Statements of Cash Flows
For the Year Ended December 31, 2014

	Senior Floating Rate Term Fund	Long-Short Credit Income Fund	Strategic Credit Fund
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/decrease in net assets from operations	$1,246,180	$(1,192,074)	$6,205,344
Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided by/(used in) operating activities:
Purchases of investment securities	(263,505,302)	(223,758,763)	(929,870,435)
Proceeds from disposition of investment securities	255,402,843	186,572,303	900,096,855
Purchases to cover securities sold short transactions	–	(1,748,750)	–
Discounts amortized/premiums accreted	(398,092)	(227,541)	(421,555)
Net realized (gain)/loss on:
Investment securities	2,643,347	1,034,270	(505,759)
Securities sold short	–	(54,992)	–
Net change in unrealized (appreciation)/depreciation on:
Investment securities	10,170,768	12,459,920	46,296,977
Securities sold short	–	34,228	–
Total return swap contracts	–	16,462	–
(Increase)/Decrease in interest receivable	191,503	405,381	(1,277,245)
Decrease in deferred financing costs	1,523,902	–	–
Decrease in deposits held with broker for total return swap contracts	–	4,931,117	–
Increase in deposits held with broker for futures contracts	–	(131,400)	–
Decrease in total return swaps payments receivable	–	3,456	–
Decrease in segregated cash held for short sales	–	1,748,713	–
Increase in prepaid expenses and other assets	(9,264)	(5,461)	(12,469)
Increase in payable to custodian/overdrafts	–	–	150
Decrease in fees payable on swap contracts	–	(63,231)	–
Increase/(Decrease) in interest due on senior secured notes/loan facility	(69,488)	27,944	(537,180)
Decrease in interest payable - margin account	–	(45,639)	–
Decrease in accrued investment advisory fees payable	(20,741)	(15,570)	(32,143)
Increase in variation margin payable	–	14,766	–
Decrease in accrued fund accounting and administration expense	(3,110)	(2,336)	(4,822)
Increase/(Decrease) in accrued trustees’ fees payable	1,854	(10,122)	(10,302)
Decrease in other payables and accrued expenses	(231,173)	(116,840)	(119,213)
Net Cash Provided by/(Used in) Operating Activities	6,943,227	(20,124,159)	19,808,203

CASH FLOWS FROM FINANCING ACTIVITIES:
Increase/(Decrease) in leverage facility	133,000,000	73,000,000	(500,000)
Decrease in term preferred shares	(48,000,000)	–	–
Decrease in senior secured notes	(96,000,000)	–	–
Decrease in collateral for securities on loan	–	(38,219,410)	–
Distributions paid - common shareholders	(18,360,096)	(15,191,783)	(57,349,066)
Distributions paid - term preferred shares	(1,026,396)	–	–
Net Cash Provided by/(Used in) Financing Activities	(30,386,492)	19,588,807	(57,849,066)

Net Decrease in Cash	(23,443,265)	(535,352)	(38,040,863)
Cash, beginning balance	$31,631,302	$8,316,784	$66,902,741
Cash, ending balance	$8,188,037	$7,781,432	$28,861,878

Supplemental disclosure of cash flow information:
Cash paid on interest on leverage facility	$206,287	$222,787	$4,591,235
Cash paid on interest on senior secured notes	$1,474,125	$–	$–
Cash paid for interest on securities lending	$–	$114,965	$–

Supplemental schedule of non-cash financing activities:
Common shares issued in reinvestment of distributions to common shareholders	$52,686	$–	$–

    See Notes to Financial Statements.

Annual Report | December 31, 2014	39

Blackstone / GSO Senior Floating Rate Term Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Period May 26, 2010 (Commencement of Operations) to December 31, 2010
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$19.27	$19.31	$18.81	$19.63	$19.10
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.92	1.17	1.36	1.34	0.62
Net realized and unrealized gain/(loss) on investments	(0.84)	0.08	0.65	(0.70)	0.64
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:
From net investment income(a)	(0.06)	(0.08)	(0.08)	(0.08)	(0.03)
From net realized gains	–	0.00	(0.01)	–	–
Total Income from Investment Operations	0.02	1.17	1.92	0.56	1.23

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(0.86)	(1.06)	(1.23)	(1.23)	(0.66)
From net realized gains	(0.08)	(0.15)	(0.19)	(0.15)	–
From tax return of capital	(0.27)	–	–	–	–
Total Distributions to Common Shareholders	(1.21)	(1.21)	(1.42)	(1.38)	(0.66)

CAPITAL SHARE TRANSACTIONS:
Common share offering costs charged to paid-in capital	–	–	–	–	(0.04)
Total Capital Share Transactions	–	–	–	–	(0.04)

Net asset value per common share - end of period	$18.08	$19.27	$19.31	$18.81	$19.63

Market price per common share - end of period	$16.74	$18.85	$20.33	$18.36	$19.96

Total Investment Return - Net Asset Value(b)	0.38%	6.27%	10.51%	3.05%	6.37%
Total Investment Return - Market Price(b)	(4.99%)	(1.26%)	19.20%	(1.08%)	3.29%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$275,201	$293,242	$293,459	$285,298	$297,206
Ratio of expenses to average net assets attributable to common shares(c)	3.02%	2.73%	2.78%	2.79%	2.41%(d)
Ratio of net investment income to average net assets attributable to common shares(c)	4.88%	6.02%	7.04%	6.91%	5.37%(d)
Ratio of expenses to average managed assets(c)(e)	2.02%	1.83%	1.87%	1.87%	1.83%(d)
Portfolio turnover rate	66%	85%	73%	94%	55%

40	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Indicated

	For the Year Ended December 31, 2014			For the Year Ended December 31, 2013			For the Year Ended December 31, 2012			For the Year Ended December 31, 2011			For the Period May 26, 2010 (Commencement of Operations) to December 31, 2010

TERM PREFERRED SHARES:
Liquidation value, end of period, including dividends payable on Term Preferred Shares (000s)	$	N/A	(f)		$48,100			$48,109			$48,118			$48,109
Total shares outstanding (000s)		–			48			48			48			48
Asset coverage per share	$	N/A	(f)		$3,035	(g)		$7,116	(h)		$6,946	(h)		$7,194	(h)
Liquidation preference per share	$	N/A	(f)		$1,000			$1,000			$1,000			$1,000

SENIOR SECURED NOTES:
Aggregate principal amount, end of period (000s)		$–	(i)		$96,000			$96,000			$96,000			$96,000
Average borrowings outstanding during the period (000s)		$96,000	(i)		$96,000			$96,000			$96,000			$61,527
Asset coverage, end of period per $1,000		N/A	(i)		$4,556	(j)		$4,057	(k)		$3,972	(k)		$4,096	(k)

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)		$133,000		$	N/A		$	N/A		$	N/A		$	N/A
Average borrowings outstanding during the period (000s)		$137,412	(l)	$	N/A		$	N/A		$	N/A		$	N/A
Asset coverage, end of period per $1,000		$3,069		$	N/A		$	N/A		$	N/A		$	N/A

(a)	Calculated using average common shares outstanding.
(b)

Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.

(c)	Ratios do not reflect dividend payments to preferred shareholders.
(d)	Annualized.
(e)	Average managed assets represent net assets applicable to common shares plus principal value of leverage.
(f)	On October 8, 2014, BSL redeemed 100% of the term preferred shares at 100% of their liquidation preference.
(g)

Calculated by subtracting the Fund’s total liabilities (excluding Term Preferred Shares and Senior Secured Notes) from the Fund’s total assets and dividing by the sum of the Term Preferred Shares and the Senior Secured Notes and then multiplying by $1,000.

(h)	Calculated by subtracting the Fund’s total liabilities (excluding Term Preferred Shares) from the Fund’s total assets and dividing by the number of Term Preferred Shares outstanding.
(i)

On October 8, 2014, BSL redeemed 100% of the senior secured notes at 100% of their principal amount and entered into a new 364-day revolving credit facility. Average borrowings are shown for the period January 1, 2014 through the redemption date.

(j)

Calculated by subtracting the Fund’s total liabilities (excluding Term Preferred Shares and Senior Secured Notes) from the Fund’s total assets and dividing by the principal amount of Senior Secured Notes and then multiplying by $1,000.

(k)

Calculated by subtracting the Fund’s total liabilities (including Term Preferred Shares but excluding Senior Secured Notes) from the Fund’s total assets and dividing by the principal amount of Senior Secured Notes and then multiplying by $1,000.

(l)	Since first borrowing was made on October 8, 2014.

    See Notes to Financial Statements.

Annual Report | December 31, 2014	41

Blackstone / GSO Long-Short Credit Income Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

	For the Year Ended December 31, 2014		For the Year Ended December 31, 2013		For the Year Ended December 31, 2012		For the Period January 27, 2011 (Commencement of Operations) to December 31, 2011
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$19.11			$18.97		$18.10		$19.10
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.94			1.13		1.22		0.86
Net realized and unrealized gain/(loss) on investments	(1.03)			0.36		0.95		(0.74)
Total Income/(Loss) from Investment Operations	(0.09)			1.49		2.17		0.12

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(0.96)			(1.23)		(1.30)		(0.84)
From net realized gains	(0.06)			(0.12)		–		–
From tax return of capital	(0.18)			–		–		(0.24)
Total Distributions to Common Shareholders	(1.20)			(1.35)		(1.30)		(1.08)

CAPITAL SHARE TRANSACTIONS:
Common share offering costs charged to paid-in capital	–			–		–		(0.04)
Total Capital Share Transactions	–			–		–		(0.04)

Net asset value per common share - end of period	$17.82			$19.11		$18.97		$18.10

Market price per common share - end of period	$15.53			$17.87		$18.75		$17.06

Total Investment Return - Net Asset Value(b)	(0.06%)			8.34%		12.45%		0.56%
Total Investment Return - Market Price(b)	(6.86%)			2.50%		17.92%		(9.48%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$226,316			$242,699		$240,978		$229,732
Ratio of expenses to average net assets attributable to common shares	1.86%			1.85%		1.82%		1.78%	(c)
Ratio of expenses to average net assets excluding interest expense on short sales attributable to common shares	1.85%			1.83%		1.82%		1.78%	(c)
Ratio of net investment income to average net assets attributable to common shares	4.99%			5.94%		6.54%		5.00%	(c)
Ratio of expenses to average managed assets(d)	1.66%			N/A		N/A		N/A	(c)
Portfolio turnover rate	66%			80%		77%		104%

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$73,000		$	N/A	$	N/A	$	N/A
Average borrowings outstanding during the period (000s)	$66,827	(e)	$	N/A	$	N/A	$	N/A
Asset coverage, end of period per $1,000	$4,100		$	N/A	$	N/A	$	N/A

(a)	Calculated using average common shares outstanding.
(b)

Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.

(c)	Annualized.
(d)	Average managed assets represent net assets applicable to common shares plus principal value of leverage.
(e)	Since first borrowing was made on July 29, 2014.

See Notes to Financial Statements.
42	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Indicated

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Period September 26, 2012 (Commencement of Operations) to December 31, 2012
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$19.12	$19.19	$19.10
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.17	1.21	0.14
Net realized and unrealized gain/(loss) on investments	(1.03)	0.12	0.22
Total Income from Investment Operations	0.14	1.33	0.36

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(1.17)	(1.21)	(0.13)
From net realized gains	(0.01)	(0.14)	(0.01)
From tax return of capital	(0.10)	(0.05)	(0.09)
Total Distributions to Common Shareholders	(1.28)	(1.40)	(0.23)

CAPITAL SHARE TRANSACTIONS:
Common share offering costs charged to paid-in capital	–	–	(0.04)
Total Capital Share Transactions	–	–	(0.04)

Net asset value per common share - end of period	$17.98	$19.12	$19.19

Market price per common share - end of period	$16.48	$17.80	$18.55

Total Investment Return - Net Asset Value(b)	1.27%	7.48%	1.73%
Total Investment Return - Market Price(b)	(0.29%)	3.51%	(6.09%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$803,029	$854,173	$856,376
Ratio of expenses to average net assets attributable to common shares	2.32%	2.21%	1.33%	(c)
Ratio of net investment income to average net assets attributable to common shares	6.16%	6.26%	2.79%	(c)
Ratio of expenses to average managed assets(d)	1.57%	1.57%	1.32%	(c)
Portfolio turnover rate	76%	73%	11%

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$389,500	$390,000	$125,000
Average borrowings outstanding during the period (000s)	$403,727	$357,342	$125,000	(e)
Asset coverage, end of period per $1,000	$3,062	$3,190	$7,851

(a)	Calculated using average common shares outstanding.
(b)

Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.

(c)	Annualized.
(d)	Average managed assets represent net assets applicable to common shares plus principal value of leverage.
(e)	Since first borrowing was made on December 27, 2012.

See Notes to Financial Statements.
Annual Report | December 31, 2014	43

Blackstone / GSO Funds	Notes to Financial Statements
December 31, 2014

NOTE 1. ORGANIZATION

Blackstone / GSO Senior Floating Rate Term Fund (“BSL”), is a diversified, closed-end management investment company. BSL was organized as a Delaware statutory trust on March 4, 2010. BSL was registered under the Investment Company Act of 1940, as amended (the “1940 Act”), on March 5, 2010. BSL commenced operations on May 26, 2010. Prior to that date, BSL had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BSL to GSO / Blackstone Debt Funds Management LLC (the “Adviser”) at a price of $19.10 per share. The Adviser serves as BSL’s investment adviser. BSL’s common shares are listed on the New York Stock Exchange (the “Exchange”) and trade under the ticker symbol “BSL.”

Absent shareholder approval to extend the term of BSL, BSL will dissolve on or about May 31, 2020. Upon dissolution, BSL will distribute substantially all of its net assets to shareholders, after making appropriate provision for any liabilities. Pursuant to BSL’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”), prior to the date of dissolution a majority of the Board of Trustees, with the approval of a majority of the shareholders entitled to vote (as defined in the 1940 Act) may extend the life of BSL. If approved, the dissolution date of BSL may be extended by a period of two years or such shorter time as may be determined. However, the dissolution date of BSL may be extended an unlimited number of times.

Blackstone / GSO Long-Short Credit Income Fund (“BGX”) is a diversified closed-end management investment company. BGX was organized as a Delaware statutory trust on October 22, 2010. BGX was registered under the 1940 Act on October 26, 2010. BGX commenced operations on January 27, 2011. Prior to that, BGX had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BGX to the Adviser at a price of $19.10 per share. The Adviser serves as the investment adviser for BGX. BGX’s common shares are listed on the Exchange and trade under the ticker symbol “BGX.”

BGX and BSL were previously classified as non-diversified investment companies for purposes of the 1940 Act. As a result of ongoing operations, BGX and BSL are now classified as diversified companies as of April 1, 2014. This means that with respect to 75% of those funds’ total assets, no more than 5% of those funds’ total assets may be invested in any one issuer, except for cash and cash items, U.S. government securities and securities of other investment companies. BGX and BSL may not resume operating in a non-diversified manner without first obtaining shareholder approval in accordance with the 1940 Act.

Blackstone / GSO Strategic Credit Fund (“BGB” and collectively with BSL and BGX, the “Funds”) is a non-diversified closed-end management investment company. BGB was organized as a Delaware statutory trust on March 28, 2012. BGB was registered under the 1940 Act on April 6, 2012. BGB commenced operations on September 26, 2012. Prior to that, BGB had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BGB to the Adviser at a price of $19.10 per share. The Adviser serves as the investment adviser for BGB. BGB’s common shares are listed on the Exchange and trade under the ticker symbol “BGB.”

BGB will dissolve on or about September 15, 2027, absent shareholder approval to extend such term. Upon dissolution, BGB will distribute substantially all of its net assets to shareholders, after making appropriate provision for any liabilities of the Fund. Pursuant to BGB’s Agreement and Declaration of Trust, prior to the date of dissolution a majority of the Board of Trustees, with the approval of a majority of the outstanding voting securities entitled to vote (as defined in the 1940 Act), may extend the life of BGB. If approved, the dissolution date of the Fund may be extended by a period of two years or such shorter time as may be determined. However, the dissolution date of the Fund may be extended an unlimited number of times.

BSL’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. Under normal market conditions, at least 80% of BSL’s assets will be invested in senior secured, floating rate loans (“Senior Loans”).

BGX’s primary investment objective is to provide current income, with a secondary objective of capital appreciation. BGX seeks to achieve its investment objectives by employing a dynamic long-short strategy in a diversified portfolio of loans and fixed-income instruments of predominantly U.S. corporate issuers, including first-and second-lien secured loans (“Secured Loans”) and high-yield corporate debt securities of varying maturities. BGX’s long positions in loans and fixed-income instruments will typically be rated below investment grade at the time of purchase. BGX’s long positions, either directly or through the use of derivatives, may total up to 130% of BGX’s net assets. BGX‘s short positions, either directly or through the use of derivatives, may total up to 30% of BGX’s net assets.

On December 19, 2014 the Board of Trustees approved a change to BGX’s investment guidelines that took effect in January 2015. Under the new investment guidelines, BGX’s long positions, either directly or through the use of derivatives, may total up to 150% of BGX’s net assets. The Fund’s short positions, either directly or through the use of derivatives, may total up to 30% of the Fund’s net assets. Subject to the preceding restrictions, the Fund’s total long and short positions, either directly or through the use of derivatives, may total up to 160% of the Fund’s net assets.

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Blackstone / GSO Funds	Notes to Financial Statements
December 31, 2014

BGB’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. The Fund will seek to achieve its investment objectives by investing primarily in a diversified portfolio of loans and other fixed income instruments of predominantly U.S. corporate issuers, including first- and second-lien secured loans (‘‘Senior Secured Loans’’) and high yield corporate bonds of varying maturities. Under normal market conditions, at least 80% of BGB’s assets will be invested in credit investments comprised of corporate fixed income instruments and other investments (including derivatives) with similar economic characteristics.

Senior Loans, Secured Loans and Senior Secured Loans are referred to collectively as “Loans” throughout the Notes to Financial Statements.

BGB is classified as “non-diversified” under the 1940 Act. As a result, BGB can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. BGB may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political, or regulatory occurrence.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The preparation of their financial statements is in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and these differences could be material. Each Fund is considered an investment company for financial reporting purposes under GAAP.

Portfolio Valuation: Each Fund’s net asset value (“NAV”) is determined daily on each day that the Exchange is open for business, as of the close of the regular trading session on the Exchange. Each Fund calculates NAV per share by subtracting liabilities (including accrued expenses or dividends) from the total assets of such Fund (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of such Fund.

Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by the Funds’ nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid and ask prices from one or more brokers or dealers. Collateralized Loan Obligations (“CLOs”) are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the evaluated mid-price of each of the CLOs. Corporate, other than short-term investments, are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the mean of bid and ask prices for each corporate bond security. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Short-term debt investments, if any, having a remaining maturity of 60 days or less when purchased would be valued at cost adjusted for amortization of premiums and accretion of discounts. Futures that are listed or traded on a national securities exchange, commodities exchange, contract market or comparable over-the-counter market and that are freely transferable are valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the instrument is being valued. Total return swaps are marked to market daily using prices of the underlying floating rate loans, which are then applied to the corresponding swap. Prices for the underlying floating rate loans are provided by the same nationally recognized loan pricing service. Any investments and other assets for which such current market quotations are not readily available are valued at fair value (“Fair Valued Assets”) as determined in good faith by a committee of the Adviser under procedures established by, and under the general supervision and responsibility of, the Funds’ Boards of Trustees.

Various inputs are used to determine the value of the Funds’ investments. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1— Unadjusted quoted prices in active markets for identical investments at the measurement date.

Level 2— Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3— Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The valuation techniques used by the Funds to measure fair value during the year ended December 31, 2014 maximized the use of observable inputs and minimized the use of unobservable inputs. The categorization of a value determined for investments and other financial instruments is based on the pricing transparency of the investment and other financial instrument and does not necessarily correspond to the Funds’ perceived risk of investing in those securities.

Annual Report | December 31, 2014	45

Blackstone / GSO Funds	Notes to Financial Statements
December 31, 2014

The following tables summarize valuation of the Funds’ investments under the fair value hierarchy levels as of December 31, 2014:

Blackstone / GSO Senior Floating Rate Term Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Floating Rate Loan Interests
Beverage, Food and Tobacco	$–	$15,442,786	$835,698	$16,278,484
High Tech Industries	–	40,989,409	9,945,786	50,935,195
Hotels, Gaming and Leisure	–	15,220,384	1,988,808	17,209,192
Media Broadcasting and Subscription	–	1,322,219	3,384,483	4,706,702
Retail	–	27,842,133	2,677,696	30,519,829
Services - Business	–	38,878,879	2,853,369	41,732,248
Utilities Electric	–	12,080,400	8,296,160	20,376,560
Other	–	194,108,102	–	194,108,102
Corporate Bonds	–	22,848,470	–	22,848,470
Common Stock	–	421,297	–	421,297

Total	$–	$369,154,079	$29,982,000	$399,136,079

Blackstone / GSO Long-Short Credit Income Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Floating Rate Loan Interests
Beverage, Food and Tobacco	$–	$7,599,567	$672,832	$8,272,399
Chemicals, Plastics and Rubber	–	6,278,006	723,636	7,001,642
Containers, Packaging and Glass	–	3,836,783	555,469	4,392,252
Energy, Oil and Gas	–	8,088,854	6,307,917	14,396,771
High Tech Industries	–	28,652,703	4,905,189	33,557,892
Media Broadcasting and Subscription	–	1,270,722	1,291,487	2,562,209
Retail	–	23,305,025	2,267,546	25,572,571
Services - Business	–	15,261,094	1,902,246	17,163,340
Utilities Electric	–	6,955,519	2,200,272	9,155,791
Other	–	112,431,960	–	112,431,960
Collateralized Loan Obligation	–	–	1,053,807	1,053,807
Corporate Bonds	–	56,830,287	–	56,830,287
Common Stock	–	308,065	–	308,065

Total	$–	$270,818,585	$21,880,401	$292,698,986

Other Financial Instruments
Assets
Futures	$8,080	$–	$–	$8,080
Liabilities
Futures	(27,657)	–	–	(27,657)
Total	$(19,577)	$–	$–	$(19,577)

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Blackstone / GSO Funds	Notes to Financial Statements
December 31, 2014

Blackstone / GSO Strategic Credit Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Beverage, Food and Tobacco	$–	$26,199,868	$4,288,089	$30,487,957
Chemicals, Plastics and Rubber	–	36,257,006	1,447,273	37,704,279
Consumer Goods Non Durable	–	15,498,086	1,738,459	17,236,545
Containers, Packaging and Glass	–	28,981,821	1,296,094	30,277,915
Energy, Oil and Gas	–	44,448,749	9,784,481	54,233,230
High Tech Industries	–	113,196,001	14,757,473	127,953,474
Hotels, Gaming and Leisure	–	28,696,104	2,983,213	31,679,317
Media Broadcasting and Subscription	–	17,526,541	2,582,974	20,109,515
Retail	–	71,531,399	1,650,744	73,182,143
Services - Business	–	52,512,821	9,830,261	62,343,082
Utilities Electric	–	22,135,202	24,190,075	46,325,277
Other	–	307,976,317	–	307,976,317
Corporate Bonds	–	315,874,373	–	315,874,373
Common Stock
Telecommunications	–	–	1,659,382	1,659,382
Other	–	960,701	–	960,701

Total	$–	$1,081,794,989	$76,208,518	$1,158,003,507

*	Refer to each Fund’s Portfolio of Investments for a listing of securities by type.

The changes of the fair value of investments for which the Funds have used Level 3 inputs to determine the fair value are as follows:

Investments in Securities	Balance as of December 31, 2013	Accrued discount/ premium	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of December 31, 2014	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at December 31, 2014
Blackstone /GSO Senior Floating Rate Term Fund
Floating Rate Loan Interests	$45,333,886	$21,947	$(784,360)	$842,065	$16,476,222	$(18,935,748)	$7,504,242	$(20,476,254)	$29,982,000	$ (84,844)
Total	$45,333,886	$21,947	$(784,360)	$842,065	$16,476,222	$(18,935,748)	$7,504,242	$(20,476,254)	$29,982,000	$ (84,844)

Annual Report | December 31, 2014	47

Blackstone / GSO Funds	Notes to Financial Statements
December 31, 2014

Investments in Securities	Balance as of December 31, 2013	Accrued discount/ premium	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of December 31, 2014	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at December 31, 2014
Blackstone /GSO Long-Short Credit Income Fund
Floating Rate Loan Interests	$26,070,812	$20,740	$(1,128,295)	$548,009	$12,227,504	$(7,753,116)	$2,596,785	$(11,755,845)	$20,826,594	$(984,167)
Collateralized Loan Obligation	1,096,278	6,008	–	(48,479)	–	–	–	–	1,053,807	(48,479)
Swap Contracts	9,950	–	–	–	–	(9,950)	–	–	–	–
Total	$27,177,040	$26,748	$(1,128,295)	$499,530	$12,227,504	$(7,763,066)	$2,596,785	$(11,755,845)	$21,880,401	$(1,032,646)

Investments in Securities	Balance as of December 31, 2013	Accrued discount/ premium	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of December 31, 2014	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at December 31, 2014
Blackstone / GSO Strategic Credit Fund
Floating Rate Loan Interests	$136,814,197	$622,194	$453,827	$(4,752,694)	$42,968,523	$(49,736,303)	$10,983,903	$(62,804,511)	$74,549,136	$(3,487,560)
Common Stock	–	–	–	1,659,382(a)	–	–	–	–	1,659,382	1,659,382

Total	$136,814,197	$622,194	$453,827	$(4,752,694)	$44,627,905	$(49,736,303)	$10,983,903	$(62,804,511)	$76,208,518	$(1,828,178)

(a)	Security acquired from bankruptcy proceeding.

Information about Level 3 fair value measurements as of December 31, 2014:

Blackstone / GSO Senior Floating Rate Term Fund	Fair Value	Valuation Technique(s)	Unobservable Input(s)
Assets
Floating Rate Loan Interests	$29,982,000	Third-party vendor pricing service	Broker quotes

Blackstone / GSO Long-Short Credit Income Fund	Fair Value	Valuation Technique(s)	Unobservable Input(s)
Assets
Collateralized Loan Obligations	$1,053,807	Third-party vendor pricing service	Vendor quotes
Floating Rate Loan Interests	$20,826,594	Third-party vendor pricing service	Broker quotes

Blackstone / GSO Strategic Credit Fund	Fair Value	Valuation Technique(s)	Unobservable Input(s)
Assets
Floating Rate Loan Interests	$74,549,136	Third-party vendor pricing service	Broker quotes
Common Stock	$1,659,382	Performance Multiple	EBITDA Multiple(a)

(a) A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
EBITDA Multiple	Increase	Decrease

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Blackstone / GSO Funds	Notes to Financial Statements
December 31, 2014

The Funds evaluate transfers into or out of Level 1, 2 and 3 as of the end of the reporting period. There were no transfers between Level 1 and 2 during the period. Transfers from Level 2 to Level 3 occurred primarily due to the lack of observable market data due to decreased market activity or information for these securities. Transfers from Level 3 to Level 2 occurred primarily due to the increased availability of observable market data due to increased market activity or information. As shown above, transfers in and out of Level 3 represent the values as of the beginning of the reporting period.

Securities Transactions and Investment Income: Securities transactions are recorded on trade date for financial reporting purposes and amounts payable or receivable for trades not settled at the time of period end are reflected as liabilities and assets, respectively. Interest income, including accretion of discount and amortization of premium, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

When the Funds sell a floating rate loan interest they may pay an agency fee. The Funds earn facility and other fees on floating rate loan interests, and facility fees are typically amortized to income over the term of the loan. Consent and amendment fees are also recorded to income as earned. All of these fees are shown on the Statement of Operations under “Facility and other fees.”

Federal Income Taxes: It is the policy of the Funds to continue to qualify as regulated investment companies by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their earnings to their shareholders.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds as a whole.

As of and during the year ended December 31, 2014, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: The Funds make monthly cash distributions of all or a portion of their net investment income to common shareholders. The Funds will distribute to common shareholders at least annually all or substantially all of their net investment income after the payment of dividends and interest, if any, owed with respect to outstanding preferred shares and/or borrowings, if applicable. The Funds intend to pay any capital gains distributions at least annually.

NOTE 3. MANAGEMENT FEES, ADMINISTRATION FEES, AND OTHER AGREEMENTS

The Adviser, a wholly-owned subsidiary of GSO Capital Partners LP (collectively with its affiliates, “GSO”), is a registered investment adviser and is responsible for the day-to-day management of, and providing administrative and compliance oversight services to, the Funds. GSO is an affiliate of The Blackstone Group L.P.

For BSL, the Adviser receives a monthly fee at the annual rate of 1.00% of the average daily value of BSL’s total assets (including any assets attributable to any leverage used) minus the sum of the BSL’s accrued liabilities (other than Fund liabilities incurred for any leverage) (“Managed Assets”). For BGX, the Adviser receives a monthly fee at the annual rate of 1.20% of the average daily value of BGX’s net assets (total assets of BGX minus liabilities, including accrued expenses or dividends). For BGB, the Adviser receives a monthly fee at the annual rate of 1.00% of the average daily value of BGB’s Managed Assets.

Each Fund pays every Trustee who is not a director, officer, employee, or affiliate of GSO or ALPS (as defined below), a fee of $16,667 per annum, plus $2,500 per regular in-person joint meeting of the Board of Trustees. If such in-person regular board meeting is not held jointly, the respective Fund will pay each Trustee $3,000 for each such meeting attended. For each in-person special meeting of the Board of Trustees, each Fund will pay each Trustee $2,000 if held jointly, and $2,500 per applicable Fund if not held jointly. If a meeting is held telephonically the Funds will pay each Trustee $750 if held jointly, and $1,000 per applicable Fund if not held jointly. The Chairman of the Audit Committee and the Chairman of the Nominating and Governance Committee also each receive $2,500 per annum from each fund. The Lead Independent Trustee receives $2,667 from each Fund. In addition, for each joint meeting of a committee of the Board of Trustees that does not occur on a regular meeting or special meeting of the Funds, the Funds will each pay every committee member $750 for each such committee meeting attended. If such committee meeting is not held jointly, the respective Fund will pay each committee member $1,000 for each such meeting attended. The Funds will also reimburse independent Trustees for travel and out-of-pocket expenses incurred in connection with such meetings.

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Funds. Under the administration agreement, ALPS is responsible for calculating the net asset value of the common shares and generally managing the administrative affairs of the Funds. For each of BSL and BGB, ALPS receives a monthly fee at the annual rate of 0.15% of the average daily value of such Funds’ respective Managed Assets, subject to, in each case, a minimum

Annual Report | December 31, 2014	49

Blackstone / GSO Funds	Notes to Financial Statements
December 31, 2014

annual fee of $350,000, plus out-of-pocket expenses. For BGX, ALPS receives a monthly fee at the annual rate of 0.18% of the average daily value of BGX’s net assets, also subject to a minimum annual fee of $350,000, plus out-of-pocket expenses. ALPS is not an affiliate of the Funds.

The Bank of New York Mellon serves as BSL’s and BGB’s custodian. JP Morgan Chase Bank, National Association (“JP Morgan Chase”) served as BGX’s custodian until the transition to Bank of New York Mellon on July 29, 2014. Computershare Shareowner Services, LLC, serves as the Funds’ transfer agent. The Bank of New York Mellon, Computershare Shareowner Services, LLC, and JP Morgan Chase are not affiliates of the Funds.

NOTE 4. SECURITIES TRANSACTIONS

Investment transactions for the year ended December 31, 2014, excluding temporary short-term investments, were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
Blackstone / GSO Senior Floating Rate Term Fund	$279,609,286	$280,447,787
Blackstone / GSO Long-Short Credit Income Fund	226,885,309	189,378,700
Blackstone / GSO Strategic Credit Fund	940,987,259	929,458,636

NOTE 5. CAPITAL
The Funds have authorized an unlimited number of $0.001 par value common shares.

Transactions in shares were as follows:

Blackstone / GSO Senior Floating Rate Term Fund	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Common shares outstanding - beginning of period	15,214,886	15,193,991
Common shares issued as reinvestment of dividends	2,798	20,895
Common shares outstanding - end of period	15,217,684	15,214,886

Blackstone / GSO Long-Short Credit Income Fund	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Common shares outstanding - beginning of period	12,702,160	12,700,248
Common shares issued as reinvestment of dividends	–	1,912
Common shares outstanding - end of period	12,702,160	12,702,160

Blackstone / GSO Strategic Credit Fund	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Common shares outstanding - beginning of period	44,664,382	44,616,577
Common shares issued as reinvestment of dividends	–	47,805
Common shares outstanding - end of period	44,664,382	44,664,382

NOTE 6. SENIOR AND SECURED FLOATING RATE LOANS

BSL defines “Senior Loans” as first lien senior secured, floating rate loans that are made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities (“Borrowers”), which operate in various industries and geographical regions. BGX includes first and second lien secured, floating rate loans in its definition of “Secured Loans.” Under normal market conditions, at least 80% of BSL’s Managed Assets will be invested in Senior Loans and 70% of BGX’s managed assets will be invested in Secured Loans. Under normal market conditions, at least 80% of BGB’s Managed Assets will be invested in credit investments comprised of corporate fixed income instruments and other investments (including derivatives and Senior Secured Loans) with similar economic characteristics. At December 31, 2014, 82.12% of BSL’s Managed Assets were held in Senior Loans, 78.35% of BGX’s Managed Assets were held in Secured Loans, and 96.88% of BGB’s Managed Assets were held in corporate fixed income instruments including Loans.

Loans hold a senior position in the capital structure of a business entity, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower.

Loans often require prepayments from Borrowers’ excess cash flows or permit the Borrowers to repay at their election. The degree to which Borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, floating rate loans typically have an expected average life of two to

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Blackstone / GSO Funds	Notes to Financial Statements
December 31, 2014

four years. Floating rate loans typically have rates of interest which are re-determined periodically, either daily, monthly, quarterly or semi-annually by reference to a floating base lending rate, primarily the London Interbank Offered Rate (LIBOR), plus a premium or credit spread.

Loans are subject to the risk of payment defaults of scheduled interest or principal. Such non-payment could result in a reduction of income, a reduction in the value of the investment and a potential decrease in the net asset value of any of the Funds. Risk of loss of income is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. There can be no assurance that the liquidation of any collateral securing a Loan would satisfy the Borrower’s obligation to the applicable Fund in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Second lien loans generally are subject to similar risks as those associated with investments in first lien loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a second lien loan, the first priority lien holder has first claim to the underlying collateral of the loan. Second lien loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the Borrower. At December 31, 2014, BSL, BGX and BGB had invested $39,001,748, $30,845,607 and $116,542,887, respectively, in second lien secured loans. Second lien secured loans are considered Secured Loans for BGX and Senior Secured Loans for BGB, but are not considered Senior Loans for BSL.

Loans can be rated below investment grade or may also be unrated. As a result, the risks associated with Loans may be similar to the risks of other below investment grade securities, although they are senior and secured in contrast to other below investment grade securities, which are often subordinated or unsecured. BSL, BGX and BGB typically invest in Loans rated below investment grade, which are considered speculative because of the credit risk of the Borrowers. Such companies are more likely than investment grade issuers to default on their payments of interest and principal owed to BSL, BGX and BGB, and such defaults could reduce net asset value and income distributions. The amount of public information available with respect to below investment grade loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part on, analyses performed by others. The Adviser’s established best execution procedures and guidelines require trades to be placed for execution only with broker-dealer counterparties approved by the Counterparty and Liquidity Sub-Committee of the Adviser. The factors considered by the Counterparty and Liquidity Sub-Committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets. The Counterparty and Liquidity Sub-Committee regularly reviews each broker-dealer counterparty based on the foregoing factors.

BSL, BGX and BGB may acquire Loans through assignments or participations. BSL, BGX and BGB typically acquire these Loans through assignment, and if a Fund acquires a Loan through participation, it will seek to elevate a participation interest into an assignment as soon as practicably possible. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and BSL, BGX or BGB may not be able to unilaterally enforce all rights and remedies under the Loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. The Adviser has adopted best execution procedures and guidelines to mitigate credit and counterparty risk in the atypical situation when BSL, BGX or BGB must acquire a Loan through a participation. None of the Funds had outstanding participations as of December 31, 2014.

NOTE 7. DERIVATIVE INSTRUMENTS

BGX entered into total return swaps, credit default swaps, and futures contracts during the year ended December 31, 2014.

In a total return swap, BGX pays another party a fixed or floating short-term fee and receives in exchange the total return of underlying loans or debt securities. If the other party to a total return swap defaults, BGX’s risk of loss consists of the net amount of total return payments that BGX is contractually entitled to receive. BGX bears the risk of default on the underlying loans or debt securities, based on the notional amount of the swap. BGX is required to post collateral to cover this potential obligation. BGX used total return swaps for financing, hedging or investment purposes until July 29, 2014 (see further information in Note 10 – Leverage). For the purposes of Managed Assets, BGX will treat the value of a total return swap as the notional amount of the swap.

BGX may also use credit default swaps to express a negative or positive credit view on a loan or other investment. If BGX purchases protection under a credit default swap and no credit event occurs on the reference obligation, BGX will have made a series of periodic payments and recover nothing of monetary value. However, if a credit event occurs on the reference obligation, BGX (if the buyer of protection) will receive the full notional value of the reference obligation through a cash payment in exchange for the reference obligation or alternatively, a cash payment representing the difference between the expected recovery rate and the full notional value.

Annual Report | December 31, 2014	51

Blackstone / GSO Funds	Notes to Financial Statements
December 31, 2014

The periodic swap payments received or made by BGX are recorded in the Statements of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value, including the accrual of periodic amounts of interest, are recorded as unrealized appreciation (depreciation) and shown on BGX’s Statement of Operations. When the swap is terminated, BGX will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and BGX’s basis in the contract, if any. Generally, the basis of the contracts is the unamortized premium received or paid.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions. The Adviser selects only those counterparties that it believes are credit-worthy. BGX segregates sufficient assets as collateral to satisfy the current obligations with respect to total return and credit default swaps, and this is reflected as Deposit held with broker for swap contracts on BGX’s Statement of Assets and Liabilities.

BGX also entered into futures contracts on securities. A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract) for a set price at a future date. If BGX buys a security futures contract, BGX enters into a contract to purchase the underlying security and is said to be “long” under the contract. If BGX sells a security futures contact, BGX enters into a contract to sell the underlying security and is said to be “short” under the contract. The price at which the contract trades (the “contract price”) is determined by relative buying and selling interest on a regulated exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by BGX.

Futures contract transactions may result in losses substantially in excess of the variation margin disclosed on the Statement of Assets and Liabilities. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when BGX seeks to close out a futures contract. Lack of a liquid market for any reason may prevent BGX from liquidating an unfavorable position, and BGX would remain obligated to meet margin requirements until the position is closed. In addition, BGX could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default.

Risk Exposure	Statement of Assets and Liabilities Location	Asset Derivatives Gross Unrealized Appreciation	Liability Derivatives Gross Unrealized Depreciation
Blackstone / GSO Long-Short Credit Income Fund
Interest Rate Contracts (Futures Contracts)	Unrealized appreciation/depreciation on futures contracts (a)	8,080	27,657
Total		$8,080	$27,657

(a)

The value presented includes cumulative gain/(loss) on open futures contracts; however, the value reflected on the accompanying Statement of Assets and Liabilities is only the unsettled variation margin receivable/(payable) as of December 31, 2014.

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Blackstone / GSO Funds	Notes to Financial Statements
December 31, 2014

The effect of derivative instruments on the Statements of Operations as of December 31, 2014 is as follows:

Risk Exposure	Statement of Operations Location		Net Realized Gain/(Loss)		Net Change in Unrealized Appreciation/ (Depreciation)
Blackstone / GSO Long-Short Credit Income Fund
Credit Contracts (Total Return Swap Contracts)	Net realized gain/(loss) on total return swap contracts/Net change in unrealized appreciation/(depreciation) on total return swap contracts	$	242,600	$	(16,462)
Credit Contracts (Credit Default Swap Contracts)	Net realized gain/(loss) on credit default swap contracts/Net change in unrealized appreciation/(depreciation) on credit default swap contracts		90,119		–
Interest Rate Contracts (Futures Contracts)	Net realized gain/(loss) on futures contracts/Net change in unrealized appreciation/(deprecation) on futures contracts		51,211		(19,577)
Total		$	383,930	$	(36,039)

The average notional amount for Total Return Swaps held by BGX during the period January 1, 2014 through May 31, 2014 was $14,736,194. The average number of futures contracts held by BGX during the period October 1, 2014 through December 31, 2014 was 130.

NOTE 8. COLLATERALIZED LOAN OBLIGATIONS

BGX has invested in Collateralized Loan Obligations (“CLOs”). A CLO is a financing company (generally called a Special Purpose Vehicle (“SPV”)), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying CLOs are typically Secured Loans, the assets may also include (i) unsecured loans, (ii) debt securities that are rated below investment grade, and (iii) equity securities incidental to investments in Secured Loans. When investing in CLOs, BGX will not invest in equity tranches, which are the lowest tranche. However, BGX may invest in lower tranches of CLOs, which typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO. In addition, BGX intends to invest in CLOs consisting primarily of individual Secured Loans of Borrowers and not repackaged CLO obligations from other high risk pools. The underlying Secured Loans purchased by CLOs are generally performing at the time of purchase but may become non-performing, distressed or defaulted. CLOs with underlying assets of non-performing, distressed or defaulted loans are not contemplated to comprise a significant portion of the BGX’s investments in CLOs. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded solely for the purpose of securitizing payment claims arising out of this diversified asset pool. On this basis, marketable securities are issued by the SPV which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV typically takes place at maturity out of the cash flow generated by the collected claims.

NOTE 9. SECURITIES LENDING

Through July 29, 2014 BGX made secured loans of its marginable securities to brokers, dealers and other financial institutions amounting to no more than 30% of its net assets. The risks in lending portfolio securities, as with other extensions of credit, consisted of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans were made only to broker-dealers and other financial institutions that were believed by the Adviser to be of relatively high credit standing.

Loans of securities were made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. The borrower paid to BGX, as the lender, an amount equal to any dividends or interest received on the securities lent. The collateral must have had a market value at least equal to 100% of the market value of the loaned securities at all times during the duration of the loan.

BGX invested the cash collateral received in accordance with its investment objectives, subject to BGX’s agreement with the borrower of the securities. In the case of cash collateral, BGX typically paid a rebate to the borrower. The reinvestment of cash collateral resulted in a form of effective leverage for BGX.

Although voting rights or rights to consent with respect to the loaned securities passed to the borrower, BGX, as the lender, retained the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and did so in order that the securities may be voted by BGX if the holders of such securities were asked to vote upon or consent to matters materially affecting the investment. BGX could have also

Annual Report | December 31, 2014	53

Blackstone / GSO Funds	Notes to Financial Statements
December 31, 2014

called such loans in order to sell the securities involved. When engaged in securities lending, BGX’s performance reflected changes in the value of the securities loaned and also reflected the receipt of interest through investment of cash collateral by BGX in permissible investments.

Due to the change in the leverage program noted below there were no securities on loan at December 31, 2014.

NOTE 10. LEVERAGE

On August 13, 2010, BSL issued $96 million in aggregate principal amount of senior secured notes and 48,000 term preferred shares with an aggregate liquidation preference of $48 million, both rated “AAA” by Fitch Ratings. On October 8, 2014, BSL redeemed 100% of the senior secured notes and term preferred shares at 100% of their principal amount or liquidation preference, as applicable, and paid amounts representing the final accumulated interest or dividend amounts owed through the redemption date. BSL financed the prepayment of its senior secured notes and term preferred shares with borrowings under a new 364-day revolving credit facility described below.

Until their redemption, the senior secured notes and term preferred shares in combination represented total leverage of approximately 33% of BSL’s Managed Assets. BSL used the proceeds of the offerings to purchase additional assets for BSL’s portfolio. The final maturity date of the senior secured notes and the final redemption date of the term preferred shares was May 31, 2020, which coincided with the scheduled dissolution date of BSL.

Both the senior secured notes and the term preferred shares were able to be prepaid or redeemed without penalty at the option of BSL commencing on the fourth anniversary of issuance.

In connection with BSL’s issuance of senior secured notes and term preferred shares, certain offering costs were incurred by BSL and were recorded as a deferred asset. These costs were being amortized over the period beginning August 13, 2010 (day of issuance) through May 31, 2017, the date on which mandatory prepayments would commence. The redemption of the senior secured notes and term preferred shares resulted in BSL accelerating the realization of approximately $1.2 million of the amortized expenses incurred in connection with the issuance of the senior secured notes and term preferred shares. The amount of expense amortized during the year ended December 31, 2014 is shown on BSL’s Statement of Operations under Amortization of deferred financing costs.

The weighted average interest rate of the $144 million aggregate amount of senior secured notes and term preferred shares for the period of January 1, 2014 through the redemption date of October 8, 2014 was 1.78% over 3 month LIBOR. On a quarterly basis, BSL paid a floating rate interest of 1.55% over 3 month LIBOR on the senior secured notes and a floating rate dividend of 2.25% over 3 month LIBOR on the term preferred shares.

According to the governing documents for the senior secured notes and term preferred shares, BSL was required to adhere to certain limitations and restrictions while the leverage was outstanding. These compliance tests were performed by BSL’s custodian, The Bank of New York Mellon. These tests were in addition to any requirements outlined in BSL’s registration statement and the 1940 Act. Until the redemption date of October 8, 2014, BSL was in compliance with all required limitations and restrictions related to its leverage.

The holders of the term preferred shares were entitled to one vote per share and voted with holders of common stock as a single class, except that the term preferred shares voted separately as a class on certain matters, as required by law or BSL’s Declaration of Trust. The holders of term preferred shares, voting as a separate class, were entitled at all times to elect two Trustees of BSL.

Through July 29, 2014, BGX employed leverage through securities lending arrangements (see Note 7 – Securities Lending) and swap arrangements (see Note 4 – Total Return Swaps). All costs and expenses related to any form of leverage used by BGX are borne entirely by holders of common shares. BGX’s leverage consisted of (i) the amount of securities lending cash collateral held less proforma cash (which includes the net difference between receivables and payables for investments sold/purchased), (ii) the fair market value of the reference securities of total return swaps less cash pledged and (iii) the fair market value of securities sold short less any segregated cash or offsetting securities. BGX’s use of these forms of effective leverage did not exceed 30% of its net assets.

Each Fund has entered into a separate Credit Agreement (the “Agreement”) with a bank to borrow money pursuant to a 364-day revolving line of credit (“Leverage Facility). BSL entered into an agreement dated October 8, 2014, to borrow up to a limit of $142 million. BGX entered into an agreement dated July 29, 2014, to borrow up to a limit of $73 million. BGB entered into an agreement dated December 21, 2012, as amended at December 20, 2013 and December 19, 2014, to borrow up to a limit of $425 million. Borrowings under each Agreement are secured by the assets of each Fund. Interest is charged at a rate of 0.70% above LIBOR in BSL and BGX and 0.75% above LIBOR in BGB, the period commencing on the date of the making of such LIBOR Loan (or the last date upon which any other Loan was converted to, or continued as, such LIBOR Loan) and ending on the numerically corresponding day in the calendar month that is one (1) week or one (1), two (2), three (3), six (6) or nine (9) months thereafter, as each Fund may elect, or such other period as the lender may agree in its sole and absolute discretion. Under the terms of the Agreement, each fund must pay a commitment fee on any undrawn amounts. The commitment fee payable in BSL and BGX is 0.20% on the undrawn amounts and in BGB is 0.15% on the undrawn amounts when drawn amounts exceed 50% of the borrowing limit and 0.25% on the undrawn amounts at any other

54	www.blackstone-gso.com

Blackstone / GSO Funds	Notes to Financial Statements
December 31, 2014

time. Interest and fees are payable quarterly. Each Fund may elect to extend the Agreement for a further 364-day period with the consent of the lending bank. At December 31, 2014, BSL, BGX, and BGB had borrowings outstanding under its respective Leverage Facility of $133 million, $73 million, and $389.5 million, at an interest rate of 0.86%, 0.86%, and 0.91%, respectively. Due to the short term nature of each Agreement, face value approximates fair value at December 31, 2014. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy (see Note 2). For the period of October 8, 2014 through December 31, 2014, the average borrowings under BSL’s Leverage Facility and the average interest rate were $137,411,765 and 0.86%, respectively. For the period of July 29, 2014 through December 31, 2014, the average borrowings under BGX’s Leverage Facility and the average interest rate were $66,826,923 and 0.85%, respectively. The average borrowings and interest rate for the year ended December 31, 2014 for the Leverage Facility in BGB were $403,727,397 and 0.99%, respectively.

Under each Agreement, each Fund has agreed to certain covenants and additional investment limitations while the leverage is outstanding. Each Fund agreed to maintain asset coverage of three times over borrowings. Compliance with the investment restrictions and calculations are performed by the Funds’ custodian, The Bank of New York Mellon. As of December 31, 2014, each Fund was in compliance with all required investment limitations and asset coverage requirements related to their leverage.

The use of borrowings to leverage the common shares of the Funds can create risks. Changes in the value of the Funds’ portfolios, including securities bought with the proceeds of leverage, are borne entirely by the holders of common shares of the Funds. All costs and expenses related to any form of leverage used by the Funds are borne entirely by common shareholders. If there is a net decrease or increase in the value of the Funds’ investment portfolios, the leverage may decrease or increase, as the case may be, the net asset value per common share to a greater extent than if the Funds did not utilize leverage. During periods when BSL and BGB are using leverage, the fees paid to the Adviser for advisory services and to ALPS for administrative services are higher than if BSL and BGB did not use leverage because the fees paid are calculated on the basis of BSL and BGB’s Managed Assets, which include the assets purchased through leverage. As of December 31, 2014, BSL’s, BGX’s, and BGB’s leverage represented 32.59%, 24.39% and 32.67% of each Fund’s Managed Assets, respectively.

NOTE 11. TAX BASIS DISTRIBUTIONS

Ordinary income (inclusive of short-term capital gains) and long-term capital gains are allocated to common stockholders after payment of the available amounts on any outstanding term preferred shares. To the extent that the amount distributed to common stockholders exceeds the amount of available ordinary income and long-term capital gains after allocation to any outstanding term preferred shares, these distributions are treated as a tax return of capital. Additionally, to the extent that the amount distributed on any outstanding term preferred shares exceeds the amount of available ordinary income and long-term capital gains, these distributions are treated as a tax return of capital.

As determined on December 31, 2014, certain permanent differences between financial and tax accounting were reclassified. These differences were primarily due to the differing tax treatment of certain investments. The amounts reclassified did not affect net assets. The reclassifications were as follows:

Fund	Decrease Paid-in capital	Increase/(Decrease) Accumulated net investment income/(loss)	Increase/(Decrease) Accumulated net realized gain/(loss) on investments
Blackstone / GSO Senior Floating Rate Term Fund	$(56,182)	$(95,895)	$152,077
Blackstone / GSO Long-Short Credit Income Fund	$–	$321,028	$(321,028)
Blackstone / GSO Strategic Credit Fund	$–	$9,560	$(9,560)

The tax character of distributions paid by the Funds during the fiscal years ended December 31, 2014 and December 31, 2013 were as follows:

2014	Blackstone / GSO Senior Floating Rate Term Fund	Blackstone / GSO Long-Short Credit Income Fund	Blackstone / GSO Strategic Credit Fund
Distributions Paid From:
Ordinary Income	$14,627,457	$12,778,678	$52,804,338
Long-Term Capital Gain	594,237	183,372	–
Return of Capital	4,117,920	2,229,733	4,544,728
Total	$19,339,614	$15,191,783	$57,349,066

Annual Report | December 31, 2014	55

Blackstone / GSO Funds	Notes to Financial Statements
December 31, 2014

2013	Blackstone / GSO Senior Floating Rate Term Fund	Blackstone / GSO Long-Short Credit Income Fund	Blackstone / GSO Strategic Credit Fund
Distributions Paid From:
Ordinary Income	$19,405,572	$16,461,268	$60,018,885
Long-Term Capital Gain	223,817	635,108	181,309
Return of Capital	–	–	2,486,188

Total	$19,629,389	$17,096,376	$62,686,382

At December 31, 2014, the Funds had available for federal tax purposes unused capital loss carryforwards, which are available to offset future realized gains. To the extent that these carryforwards are used to offset future gains, it is probable that the amount offset will not be distributed to shareholders. The carryforward losses are as follows:

Fund	Short Term	Long Term
Blackstone / GSO Senior Floating Rate Term Fund	$–	$2,427,547
Blackstone / GSO Long-Short Credit Income Fund	$68,674	$760,765
Blackstone / GSO Strategic Credit Fund	$–	$–

The Funds elects to defer to the period ending December 31, 2015 capital losses recognized during the period November 1, 2014 to December 31, 2014 in the amount of:

Fund	Capital Losses
Blackstone / GSO Senior Floating Rate Term Fund	$234,988
Blackstone / GSO Long-Short Credit Income Fund	$124,018
Blackstone / GSO Strategic Credit Fund	$251,491

The Funds elects to defer to the period ending December 31, 2015 late year ordinary losses in the amount of:

Fund	Ordinary Losses
Blackstone / GSO Senior Floating Rate Term Fund	$–
Blackstone / GSO Long-Short Credit Income Fund	$–
Blackstone / GSO Strategic Credit Fund	$55,896

At December 31, 2014, the components of distributable earnings on a tax basis for the Funds were as follows:

	Blackstone / GSO Senior Floating Rate Term Fund	Blackstone / GSO Long-Short Credit Income Fund	Blackstone / GSO Strategic Credit Fund
Undistributed ordinary income	$–	$–	$–
Accumulated capital gains/losses	(2,662,535)	(953,457)	(251,491)
Unrealized appreciation	(8,299,338)	(9,790,461)	(37,081,691)
Other Cumulative effect of timing differences	–	19,577	(55,896)

Total	$(10,961,873)	$(10,724,341)	$(37,389,078)

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, including short-term securities at December 31, 2014, were as follows:

	Blackstone / GSO Senior Floating Rate Term Fund	Blackstone / GSO Long-Short Credit Income Fund	Blackstone / GSO Strategic Credit Fund
Cost of investments for income tax purposes	$407,435,417	$302,469,870	$1,195,084,791

Gross appreciation (excess of value over tax cost)	$1,292,892	$1,016,082	$6,709,390
Gross depreciation (excess of tax cost over value)	(9,592,230)	(10,786,966)	(43,790,674)
Net depreciation of foreign currency and derivatives	–	(19,577)	(407)

Net unrealized depreciation	$(8,299,338)	$(9,790,461)	$(37,081,691)

56	www.blackstone-gso.com

Blackstone / GSO Funds	Notes to Financial Statements
December 31, 2014

NOTE 12. RELATED PARTY TRANSACTIONS

BGB engaged in cross trades with its affiliate during the year ended December 31, 2014 pursuant to Rule 17a-7 under the 1940 Act. Generally, cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser. The Board of Trustees previously adopted procedures that apply to transactions between the Funds and its affiliates pursuant to Rule 17a-7. At its regularly scheduled meetings, the Board of Trustees reviews such transactions as of the most current calendar quarter for compliance with the requirements set forth by Rule 17a-7 and the Funds’ procedures. The procedures require that the transactions be a purchase or sale for no consideration other than cash payment against prompt delivery of a security for which market quotations are readily available, and be consistent with the investment policies of each Fund. BGB purchased securities from other funds for which the Adviser is the investment adviser in the amount of $4,137,302 and sold a security in the amount of $3,033,963 with a realized loss of $49,040.

NOTE 13. SUBSEQUENT EVENTS

Shareholder Distributions for BSL: On January 30, 2015 and February 27, 2015, BSL paid regularly scheduled distributions in the amount of $0.09 per share to shareholders of record as of January 23, 2015 and February 20, 2015, respectively.

Shareholder Distributions for BGX: On January 30, 2015 and February 27, 2015, BGX paid regularly scheduled distributions in the amount of $0.098 per share to shareholders of record as of July January 23, 2015 and February 20, 2015, respectively.

Shareholder Distributions for BGB: On January 30, 2015 and February 27, 2015, BGB paid regularly scheduled distributions in the amount of $0.105 per share to shareholders of record as of January 23, 2015 and February 20, 2015, respectively.

BGX Leverage: On January 26, 2015, BGX’s line of credit agreement dated July 29, 2014, was amended to increase the maximum borrowing capacity up to $117,000,000.

Annual Report | December 31, 2014	57

Blackstone / GSO Funds	Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Blackstone / GSO Senior Floating Rate Term Fund, Blackstone / GSO Long-Short Credit Income Fund, and Blackstone / GSO Strategic Credit Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Blackstone / GSO Senior Floating Rate Term Fund, Blackstone / GSO Long-Short Credit Income Fund, and Blackstone / GSO Strategic Credit Fund (the “Funds”) as of December 31, 2014, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Blackstone / GSO Senior Floating Rate Term Fund, Blackstone / GSO Long-Short Credit Income Fund, and Blackstone /GSO Strategic Credit Fund as of December 31, 2014, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

February 27, 2015

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Blackstone / GSO Funds	Summary of Dividend Reinvestment Plan
December 31, 2014 (Unaudited)

Pursuant to the Funds’ Dividend Reinvestment Plan (the “DRIP”), shareholders whose shares are registered in their own name may ‘‘opt-in’’ to the plan and elect to reinvest all or a portion of their distributions in common shares by providing the required enrollment notice to Computershare, the DRIP administrator. Shareholders whose shares are held in the name of a broker or other nominee may have distributions reinvested only if such a service is provided by the broker or the nominee or if the broker or the nominee permits participation in the DRIP. Shareholders whose shares are held in the name of a broker or other nominee should contact the broker or nominee for details. A shareholder may terminate participation in the DRIP at any time by notifying the DRIP administrator before the record date of the next distribution through the Internet, by telephone or in writing. All distributions to shareholders who do not participate in the DRIP, or have elected to terminate their participation in the DRIP, will be paid by check mailed directly to the record holder by or under the direction of the DRIP administrator when the Funds’ Board of Trustees declares a distribution.

When the Funds declare a distribution, shareholders who are participants in the applicable DRIP receive the equivalent of the amount of the distribution in common shares. If you participate in the DRIP, the number of common shares of the Funds that you will receive will be determined as follows:

(1) If the market price of the common shares plus any brokerage commissions on the payable date (or, if the payable date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant distribution (the ‘‘determination date’’) is equal to or exceeds 98% of the net asset value per common share, the Fund will issue new common shares at a price equal to the greater of:

(a) 98% of the net asset value per share at the close of trading on the New York Stock Exchange on the determination date or

(b) 95% of the market price per common share on the determination date.

(2) If 98% of the net asset value per common share exceeds the market price of the common shares plus any brokerage commissions on the determination date, the DRIP administrator will receive the distribution in cash and will buy common shares in the open market, on the New York Stock Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price plus any brokerage commissions rises so that it equals or exceeds 98% of the net asset value per common share at the close of trading on the New York Stock Exchange on the determination date before the DRIP administrator has completed the open market purchases or (ii) the DRIP administrator is unable to invest the full amount eligible to be reinvested in open market purchases, the DRIP administrator will cease purchasing common shares in the open market and the Fund will issue the remaining common shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the New York Stock Exchange on the determination date or (b) 95% of the then current market price per share.

The DRIP administrator maintains all shareholder accounts in the dividend reinvestment plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Common shares in the account of each DRIP participant are held by the DRIP administrator in non-certificated form in the name of the participant, and each shareholder’s proxy includes shares purchased pursuant to the DRIP.

There is no charge to participants for reinvesting regular distributions and capital gains distributions. The fees of the DRIP administrator for handling the reinvestment of regular distributions and capital gains distributions are included in the fee to be paid by us to our transfer agent. There are no brokerage charges with respect to shares issued directly by us as a result of regular distributions or capital gains distributions payable either in shares or in cash. However, each participant bears a pro rata share of brokerage commissions incurred with respect to the DRIP administrator’s open market purchases in connection with the reinvestment of such distributions. Shareholders that opt-in to the DRIP will add to their investment through dollar cost averaging. Because all dividends and distributions paid to such shareholder will be automatically reinvested in additional common shares, the average cost of such shareholder’s common shares will decrease over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

The automatic reinvestment of such dividends or distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.

You may obtain additional information by contacting the DRIP administrator at the following address: Computershare, Attn: Sales Dept., P.O. Box 358035, Pittsburgh, PA 15252.

Annual Report | December 31, 2014	59

Blackstone / GSO Funds	Additional Information
December 31, 2014 (Unaudited)

Portfolio Information. The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q will be available (1) on the Funds’ website located at http://www.blackstone-gso.com; (2) on the SEC’s website at http://www.sec.gov; or (3) for review and copying at the SEC’s Public Reference Room (the “PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

Proxy Information. The policies and procedures used to determine how to vote proxies relating to securities held by the Funds are available (1) without charge, upon request, by calling 1-877-876-1121, or (2) on the Funds’ website located at http://www.blackstone-gso.com, and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available on Form N-PX by August 31 of each year (1) without charge, upon request, by calling 1-877-876-1121, or (2) on the Funds’ website located at http://www.blacksone-gso.com, and (3) on the SEC’s website at http://www.sec.gov.

Senior Officer Code of Ethics. The Funds file a copy of their code of ethics that applies to the Funds’ principal executive officer, principal financial officer or controller, or persons performing similar functions, with the SEC as an exhibit to each annual report on Form N-CSR. This will be available on the SEC’s website at http://www.sec.gov.

Privacy Procedures. Privacy is very important to the Funds. To ensure our shareholders’ privacy the Funds have developed policies that are designed to protect confidentiality while allowing their shareholders’ needs to be served. In the course of providing their shareholders with products and services, the Funds may obtain non-public personal information, such as address, social security number, assets and/or income information: (i) in the subscription document and related support documents; (ii) in correspondence and conversations with the Funds or their representatives; and (iii) through transactions in and relating to the investment with the Funds.

The Funds do not disclose any of this personal information about shareholders to anyone other than to their affiliates, except as required for everyday purposes or as permitted by law, such as to their attorneys, auditors, brokers, bankers, regulators, administrators and certain service providers, in each such case, only as necessary to facilitate the acceptance of the shareholder’s investment or the management of the Funds. The Funds will also release information about a shareholder if such shareholder directs the Funds to do so, if compelled to do so by law, or in connection with any government or self-regulatory organization request or investigation.

The Funds seek to carefully safeguard private information and, to that end, restrict access to non-public personal information about the shareholders to those employees and other persons who need to know the information to enable the Funds to provide services to the shareholders. The Funds maintain physical, electronic and procedural safeguards to protect each shareholder’s non-public personal information.

Tax Information. Of the ordinary income (including short-term capital gains) distributions made by BSL during the fiscal period ended December 31, 2014, 0% qualifies for the dividend received deduction available to stockholders. The amount of long-term capital gains paid for the fiscal period ended December 31, 2014 was $594,237. For the fiscal period ended December 31, 2014, 0% of the taxable investment income qualifies for the 15% dividend tax rate.

Of the ordinary income (including short-term capital gain) distributions made by BGX during the fiscal period ended December 31, 2014, 0% qualifies for the dividend received deduction available to stockholders. The amount of long-term capital gains paid for the fiscal period ended December 31, 2014 was $183,372. For the fiscal period ended December 31, 2014, 0% of the taxable investment income qualifies for the 15% dividend tax rate.

Of the ordinary income (including short-term capital gain) distributions made by BGB during the fiscal period ended December 31, 2014, 0% qualifies for the dividend received deduction available to stockholders. The amount of long-term capital gains paid for the fiscal period ended December 31, 2014 was $0. For the fiscal period ended December 31, 2014, 0% of the taxable investment income qualifies for the 15% dividend tax rate.

60	www.blackstone-gso.com

Blackstone / GSO Funds	Trustees & Officers
December 31, 2014 (Unaudited)

The oversight of the business and affairs of the Funds is vested in the Board of Trustees. The Board of Trustees is classified into three classes—Class I, Class II and Class III—as nearly equal in number as reasonably possible, with the Trustees in each class to hold office until their successors are elected and qualified. At each annual meeting of shareholders, the successors to the class of Trustees whose terms expire at that meeting shall be elected to hold office for terms expiring at the later of the annual meeting of shareholders held in the third year following the year of their election or the election and qualification of their successors. The Funds’ executive officers were appointed by the Board of Trustees to hold office until removed or replaced by the Board of Trustees or until their respective successors are duly elected and qualified.

Below is a list of the Trustees and officers of the Funds and their present positions and principal occupations during the past five years. The business address of the Funds, the Trustees, the Funds’ officers, and the Adviser is 345 Park Avenue, 31st Floor, New York, NY 10154, unless specified otherwise below.

NON-INTERESTED TRUSTEES
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee
Edward H. D’Alelio Birth Year: 1952	Lead Independent Trustee and member of Audit and Nominating and Governance Committees	Trustee Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term Expires: BSL: 2017 BGX: 2017 BGB: 2017	Mr. D’Alelio was formerly a Managing Director and CIO for Fixed Income at Putnam Investments, Boston where be retired in 2002. He currently is an Executive in Residence with the School of Management, Univ. of Mass Boston.	6	None
Michael Holland Birth Year: 1944	Trustee and member of Audit and Nominating and Governance Committees	Trustee Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term Expires: BSL: 2016 BGX: 2016 BGB: 2016	Mr. Holland is the Chairman of Holland & Company, a private investment firm he founded in 1995. He is also President and Founder of the Holland Balanced Fund.	6	The China Fund, Inc.; The Taiwan Fund, Inc.; State Street Master Funds; Reaves Utility Income Fund.
Thomas W. Jasper Birth Year: 1948	Trustee, Chairman of Audit Committee and member of Nominating and Governance Committee	Trustee Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term Expires: BSL: 2015 BGX:2015 BGB: 2015	Mr. Jasper is the Managing Partner of Manursing Partners LLC. He was Chief Executive Officer of Primus Guaranty, Ltd. from 2001-2010.	6	None
Gary S. Schpero Birth Year: 1953	Trustee, member of Audit Committee and Chairman of Nominating and Governance Committee	Trustee Since: BSL: May 2012 BGX: May 2012 BGB: May 2012 Term Expires: BSL: 2015 BGX:2015 BGB: 2015	Retired. Prior to January 2000, Mr. Schpero was a partner at the law firm of Simpson Thacher & Bartlett LLP where he served as managing partner of the Investment Management and Investment Company Practice Group.	3	EQ Advisors Trust; 1290 Funds

Annual Report | December 31, 2014	61

Blackstone / GSO Funds	Trustees & Officers
December 31, 2014 (Unaudited)

INTERESTED TRUSTEE(2)
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee

Daniel H. Smith, Jr. Birth Year: 1963	Chairman of the Board, President, Chief Executive Officer, Trustee and member of Pricing Committee	Trustee Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term Expires: BSL: 2016 BGX: 2016 BGB: 2016	Mr. Smith is a Senior Managing Director of GSO and is Head of GSO / Blackstone Debt Funds Management LLC. Mr. Smith joined GSO from the Royal Bank of Canada in July 2005 where he was a Managing Partner and Co-head of RBC Capital Market’s Alternative Investments Unit.	3	None
OFFICERS

Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years

Daniel H. Smith, Jr. Birth Year: 1963	Trustee, Chairman of the Board, President, Chief Executive Officer	Officer Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term of Office: Indefinite	Mr. Smith is a Senior Managing Director of GSO and is Head of GSO / Blackstone Debt Funds Management LLC. Mr. Smith joined GSO from the Royal Bank of Canada in July 2005 where he was a Managing Partner and Co-head of RBC Capital Market’s Alternative Investments Unit.

Eric Rosenberg Birth Year: 1968	Chief Financial Officer and Treasurer	Officer Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term of Office: Indefinite	Mr. Rosenberg is a Managing Director and Chief Financial Officer of GSO. He joined GSO in 2008. Prior to that time he spent over 10 years in the prime brokerage business of Goldman, Sachs & Co.

Lee M. Shaiman Birth Year: 1956	Executive Vice President and Assistant Secretary	Officer Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term of Office: Indefinite	Mr. Shaiman is a Managing Director of GSO and is the Senior Portfolio Manager of the Funds. Mr. Shaiman joined GSO from Royal Bank of Canada in July 2005 where he was a Managing Partner and Head of Portfolio Management and Credit Research in the Debt Investments group.

Marisa Beeney Birth Year: 1970	Chief Compliance Officer, Chief Legal Counsel and Secretary	Officer Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term of Office: Indefinite	Ms. Beeney is a Managing Director, Chief Legal Officer and Chief Compliance Officer of GSO. From March 2007 to December 2008, she served as Counsel and Director of GSO. Prior to that time she was with the finance group of DLA Piper since 2005.

62	www.blackstone-gso.com

Blackstone / GSO Funds	Trustees & Officers
December 31, 2014 (Unaudited)

OFFICERS (continued)
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years

Jane Lee Birth Year: 1972	Public Relations Officer	Officer Since: BSL: November 2010 BGX: November 2010 BGB: May 2012 Term of Office: Indefinite	Ms. Lee is a Managing Director of GSO and Head of GSO / Blackstone’s capital formation efforts. Ms. Lee joined GSO from Royal Bank of Canada in July 2005, where she was most recently a partner in the Debt Investments Group and was responsible for origination of new CLO transactions and investor relations.

(1)

The “Fund Complex” consists of the Funds, Blackstone / GSO Senior Floating Rate Term Fund, Blackstone / GSO Long-Short Credit Income Fund and Blackstone / GSO Strategic Credit Fund, as well as Blackstone Real Estate Income Fund, Blackstone Real Estate Income Fund II and Blackstone Real Estate Income Master Fund.

(2)	“Interested person” of the Funds as defined in Section 2(a)(19) of the 1940 Act. Mr. Smith is an interested person due to his employment with the Adviser.

Annual Report | December 31, 2014	63

Blackstone / GSO

Trustees	Fund Officers

Daniel H. Smith, Jr.

Chairman of the Board of Trustees

Thomas W. Jasper

Michael Holland

Edward H. D’Alelio

Gary S. Schpero

Investment Manager

GSO / Blackstone Debt Funds

Management LLC

345 Park Avenue, 31st Floor

New York, New York 10154

Administrator

ALPS Fund Services, Inc.

1290 Broadway, 11th Floor

Denver, Colorado 80203

Custodian

The Bank of New York Mellon, N.A.

2 Hanson Place, 8th Floor

Brooklyn, New York 11217

Transfer Agent

Computershare

480 Washington Blvd.

Jersey City, New Jersey 07310

Daniel H. Smith, Jr.

President and Chief Executive Officer

Eric Rosenberg

Chief Financial Officer

Lee M. Shaiman

Executive Vice President

and Assistant Secretary

Marisa Beeney

Chief Compliance Officer,

Chief Legal Officer and Secretary

Jane Lee

Public Relations Officer

DRIP Administrator

Computershare

P.O. Box 358035

Pittsburgh, Pennsylvania 15252

Independent Registered Public

Accounting Firm

Deloitte & Touche LLP

555 17th Street, Ste 3600

Denver, Colorado 80202

Legal Counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017

This report, including the financial information herein, is transmitted to the shareholders of Blackstone / GSO Senior Floating Rate Income Fund, Blackstone / GSO Long-Short Credit Income Fund and Blackstone / GSO Strategic Credit Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Funds may purchase their common shares in the open market.

Information on the Funds is available at www.blackstone-gso.com.

1.877.876.1121 | WWW.BLACKSTONE-GSO.COM

Item 2.  Code of Ethics.

(a)

The registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the registrant.

(b)	Not applicable.

(c)	During the period covered, by this report, no amendments were made to the provisions of the code of ethics adopted in 2 (a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provision of the code of ethics adopted in 2 (a) above were granted.

(e)	Not applicable.

(f)	The registrant’s Code of Ethics is attached as Exhibit 12.A.1 hereto.

Item 3.  Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The Board of Trustees has designated Thomas W. Jasper as the registrant’s “audit committee financial expert.” Mr. Jasper is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.  Principal Accounting Fees and Services.

(a)

Audit Fees:  The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2014 and December 31, 2013 were $80,700 and $78,750, respectively.

(b)

Audit-Related Fees:   The aggregate fees billed for the fiscal years ended December 31, 2014 and December 31, 2013 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively.

(c)

Tax Fees:  The aggregate fees billed for the fiscal year ended December 31, 2014 and December 31, 2013 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $6,483 and $31,425, respectively.

(d)

All Other Fees:  The aggregate fees billed for the fiscal years ended December 31, 2014 and December 31, 2013 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 and $34,000, respectively. These fees pertain to agreed-upon procedures performed by the principal accountant for the registrant’s senior secured notes and term preferred shares.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal auditors must be pre-approved by the registrant’s audit committee.

(e)(2)	The services described in paragraph (c) and (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. There were no services of the kind described in paragraph (b) provided.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2014 and December 31, 2013 were $6,483 and $65,425, respectively.

(h)	Not applicable.

Item 5.  Audit Committee of Listed Registrant.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act and is comprised of the following members:

Thomas W. Jasper, Chairman

Edward H. D’Alelio

Michael Holland

Gary S. Schpero

Item 6.  Schedule of Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached, as Exhibit Item 7, is a copy of the registrant’s policies and procedures.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) As of: December 31, 2014

The lead portfolio manager for the registrant (also referred to as the “Fund”) is Lee Shaiman, who is primarily responsible for the day-to-day management of the Fund. The U.S. Credit Investment Committee (the “Investment Committee”) of GSO / Blackstone Debt Funds Management LLC (the “Adviser”) is also included below. The Investment Committee approves investments made by the Fund, but is not primarily responsible for the Fund’s day-to-day management.

Portfolio Managers Name	Title	Length of Service	Business Experience During Past 5 Years
Daniel H. Smith, Jr.	Investment Committee Member, President and Chief Executive Officer	Since Inception	Mr. Smith is a Senior Managing Director and Head of the Adviser. Mr. Smith joined the Adviser from Royal Bank of Canada (“RBC”) in July 2005 where he was a Managing Partner and Co-head of RBC Capital Market’s Alternative Investments Unit. Mr. Smith has over 25 years of experience in investment management, including high yield bank loans and bonds, investment grade debt, mezzanine and private debt, public and private equities and limited partnership investments. Mr. Smith received a Masters in Management from the J.L. Kellogg Graduate School of Management at Northwestern University and a B.S. in Petroleum Engineering from the University of Southern California.
Lee M. Shaiman	Portfolio Manager, Investment Committee Member,	Since Inception	Mr. Shaiman is a Managing Director of the Adviser. Mr. Shaiman joined the Adviser from RBC in July 2005 where

	Executive Vice President and Assistant Secretary		he was a Managing Partner and Head of Portfolio Management and Credit Research in the Debt Investments group. He is a Certified Public Accountant, licensed in the State of New Jersey. Mr. Shaiman has over 30 years of experience in leveraged finance, including structuring and placement of senior bank loans and bridge financing, private placements, high yield bonds and equity co-investments. Mr. Shaiman received a Masters of Science in Accounting and Taxation from the Wharton School of the University of Pennsylvania and a B.S. in Economics, cum laude, Phi Beta Kappa, from Rutgers College.
Brad Marshall	Investment Committee Member	Since Inception	Mr. Marshall is a Senior Managing Director of the Adviser. Before joining the Adviser in 2005, Mr. Marshall worked in various roles at RBC, including fixed income research and business development within RBC’s private equity funds effort. Prior to RBC, Mr. Marshall helped develop a private equity funds business for TAL Global, a Canadian asset management division of CIBC, and prior to that, he co-founded a microchip verification software company where he served as chief financial officer. Mr. Marshall received an M.B.A. from McGill University in Montreal where he was an Academic All-Canadian and a B.A. (Honors) in Economics from Queen’s University in Kingston, Canada.
Daniel T. McMullen	Investment Committee Member	Since Inception	Mr. McMullen is a Managing Director of the Adviser and leader of the group’s capital markets effort. Before joining the Adviser in 2002, Mr. McMullen worked at CIBC World Markets, most recently as a Director and Senior Investment Analyst for the structured investment vehicles managed by Trimaran Advisors, L.L.C. Mr. McMullen has earned his Certified Financial Analyst designation and received a B.A. from the University of Rochester where he graduated cum laude.
Robert Zable	Investment Committee Member	Since January 2011	Mr. Zable a Managing Director of the Adviser. Before joining the Adviser, Mr. Zable was a Vice President at FriedbergMilstein LLC, where he was responsible for credit opportunity investments and junior capital origination and execution. Prior to that, Mr. Zable was a Principal with Abacus Advisors Group, a restructuring and distressed investment firm. Mr. Zable began his career at JP Morgan Securities Inc., where he focused on leveraged finance in New York and London. Mr. Zable received a BS from Cornell University, and an MBA in Finance from The Wharton School at the University of Pennsylvania.

(a)(2) As of December 31, 2014, the Portfolio Managers listed above are also responsible for the day-to-day management of the following:

			Advisory Fee Based on Performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Material Conflicts if Any
Daniel H. Smith, Jr.					See below(1)
Registered Investment Companies	0	0	0	0
Other Pooled Accounts	0	0	0	0
Other Accounts	0	0	0	0

Lee M. Shaiman					See below(1)
Registered Investment Companies	4	$2.5 billion*	0	0
Other Pooled Accounts	0	0	0	0
Other Accounts	0	0	0	0

Brad Marshall					See below(1)
Registered Investment Companies	0	0	0	0
Other Pooled Accounts	3	$10.1 billion	3	$10.1 billion
Other Accounts	0	0	0	0

Daniel T. McMullen					See below(1)
Registered Investment Companies	0	0	0	0
Other Pooled Accounts	2	$1.9 billion	0	0
Other Accounts	15	$4.5 billion	0	0

Robert Zable					See below(1)
Registered Investment Companies	0	0	0	0
Other Pooled Accounts	20	$10.2 billion	20	$10.2 billion
Other Accounts	2	$0.6 billion	0	0

* Including the registrant.

(1) Potential Conflicts of Interest

The portfolio managers and the Investment Committee members (together, “portfolio managers”) have interests which may conflict with the interests of the Fund. There is no guarantee that the policies and procedures adopted by the Adviser and the Fund will be able to identify or mitigate these conflicts of interest. Some examples of material conflicts of interest include:

Broad and Wide-Ranging Activities.   The portfolio managers, the Adviser, The Blackstone Group L.P. (together with its affiliates, “Blackstone”) and their affiliates engage in a broad spectrum of activities. In the ordinary course of their business activities, the portfolio managers, the Adviser, Blackstone and their affiliates may engage in activities where the interests of certain divisions of the Adviser, Blackstone and their affiliates or the interests of their clients may conflict with the interests of the shareholders of the Fund. Other present and future activities of the Adviser, Blackstone and their affiliates may give rise to additional conflicts of interest. In the event that a conflict of interest arises, the Adviser will attempt to resolve such conflicts in a fair and equitable manner, subject to the limitations of the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Adviser will have the power to resolve, or consent to the resolution of, conflicts of interest on behalf of, and such resolution will be binding on, the Fund, subject to the limitations of the Investment Company Act. Shareholders of the Fund should be aware that conflicts will not necessarily be resolved in favor of the Fund’s interests.

The Adviser’s and Blackstone’s Policies and Procedures.   Specified policies and procedures implemented by the Adviser, Blackstone and their affiliates to mitigate potential conflicts of interest and address certain regulatory requirements and contractual restrictions may reduce the synergies across the Adviser’s, Blackstone’s and their affiliates’ various businesses that the Fund expects to draw on for purposes of pursuing attractive investment opportunities. Because the Adviser, Blackstone and their affiliates have many different asset management and advisory businesses, they are is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and more legal and contractual restrictions than that to which they would otherwise be subject if they each had just one line of business. In addressing these conflicts and regulatory, legal and contractual requirements across their various businesses, the Adviser, Blackstone and their affiliates have implemented certain policies and procedures (e.g., information walls) that may reduce the positive synergies that the Fund expects to utilize for purposes of managing its investments. For example, the Adviser, Blackstone and their affiliates may come into possession of material non-public information with respect to companies in which the Fund may be considering making an investment or companies that are the Adviser’s, Blackstone’s and their affiliates’ advisory clients. In certain situations, the Fund’s activities could be restricted even if such information, which could be of benefit to the Fund, was not made available to the Fund or the Adviser. Additionally, the terms of confidentiality or other agreements with, or related to, companies of any client of the Adviser, Blackstone and their affiliates may restrict or otherwise limit the ability of the Fund and/or its portfolio entities to engage in businesses or activities competitive with such companies. Finally, the Adviser, Blackstone and their affiliates may enter into one or more strategic relationships in certain regions or with respect to certain types of investments that, although may be intended to provide greater opportunities for the Fund, may require the Fund to share such opportunities or otherwise limit the amount of an opportunity the Fund can otherwise take.

Allocation of Investment Opportunities.   Certain inherent conflicts of interest arise from the fact that the portfolio managers, the Adviser, Blackstone and their affiliates provide investment management services both to the Fund and other clients, including, other funds, as well as client accounts, proprietary accounts and any other investment vehicles that the Adviser and its affiliates may establish from time to time managed by the Adviser and its affiliates in which the Fund will not have an interest (such other clients, funds and accounts, collectively the “Other Adviser Accounts”). In addition, Blackstone and its affiliates provide investment management services to other clients, including other funds, and any other investment vehicles that Blackstone or any of its affiliates may establish from time to time, client accounts, and proprietary accounts in which the Fund will not have an interest (such other clients, funds and accounts, collectively the “Other Blackstone Accounts” and together with the Other Adviser Accounts, the “Other Accounts”). The respective investment programs of the Fund and the Other Accounts may or may not be substantially similar. The portfolio managers, the Adviser, Blackstone and their affiliates may give advice and recommend securities to Other Accounts which may differ from advice given to, or securities and instruments recommended or bought for, the Fund, even though their investment objectives may be the same or similar to those of the Fund.

While the Adviser will seek to manage potential conflicts of interest in good faith, the portfolio strategies employed by the portfolio managers, the Adviser, Blackstone and their affiliates in managing its respective Other Accounts could conflict with the transactions and strategies employed by the portfolio managers in managing the Fund and may affect the prices and availability of the securities and instruments in which the Fund invests. Conversely, participation in specific investment opportunities may be appropriate, at times, for both the Fund and Other Accounts. It is the policy of the Adviser to generally share appropriate investment opportunities (including purchase and sale opportunities) with the Other Accounts. In general and except as provided below, this means that such opportunities will be allocated pro rata among the Fund and the Other Accounts based on targeted acquisition size (generally based on available capacity) or targeted sale size (or, in some sales cases, the aggregate positions), taking into account available cash and the relative capital of the respective entities. Nevertheless, investment opportunities may be allocated other than on a pro rata basis, if the Adviser deems in good faith that the Fund and the Other Accounts receive fair and equitable treatment and determines that a different allocation among the Fund and the Other Accounts is appropriate, taking into account, among other considerations, (a) the risk-return profile of the proposed investment relative to the Fund’s or the Other Accounts’ current risk profiles; (b) the Fund’s or the Other Accounts’ investment guidelines, restrictions and objectives, including whether such objectives are considered solely in light of the specific investment under consideration or in the context of the respective portfolio’s overall holdings; (c) the need to re-size risk in the Fund’s or Other Accounts’ portfolios, including the potential for the proposed investment to create an industry, sector or issuer imbalance among the Fund’s and the Other Accounts’ portfolios; (d) liquidity considerations of the Fund and Other Accounts, including during a ramp-up or wind-down of the Fund or Other Account, proximity to the end of the Fund’s or Other Accounts’ specified term, any redemption/withdrawal requests, anticipated future contributions and available cash; (e) tax consequences; (f) regulatory restrictions or consequences; (g) when a pro rata allocation could result in de minimis or odd lot allocations; (h) degree of leverage availability and any requirements or other terms of any existing leverage facilities; (i) the Fund’s or an Other Account’s investment focus on a classification attributable to an investment or issuer of an investment, including, without limitation, geography, industry or business sector; (j) the nature and extent of involvement in the transaction on the part of the respective teams of investment professionals dedicated to the Fund or an Other Account; and (k) any other considerations deemed relevant by the Adviser or the applicable investment adviser to an Other Account. Because of these and other factors, certain Other Accounts may effectively have priority in investment allocations over the Fund, notwithstanding the Adviser’s policy of pro rata distribution.

The Adviser will generally execute the Fund’s and Other Accounts’ transactions on an aggregated basis when the Adviser believes that to do so will allow the Adviser to obtain best execution and to negotiate more favorable commission rates or other transaction costs that might have otherwise been paid had such orders been placed independently. When aggregating orders, the Fund and Other Accounts will be treated in a fair and equitable manner. As used herein, “aggregated order” shall mean when the Adviser places an order on behalf of the Fund and Other Clients and does not specify to the counterparty prior to execution the allocation between such entities. Generally, any partial fills will be allocated pro rata between the Fund and Other Accounts in accordance with the specified allocation. The Fund and Other Accounts that participate in the allocation of an aggregated order will participate at the average price for all of the participating transactions in that instrument or security on a given business day, with aggregated transaction costs shared pro rata based on the Fund’s and such Other Accounts’ participation in the transaction.

Allocation of Personnel.   Although the professional staff of the Adviser will devote as much time to the management of the Fund as the Adviser deems appropriate to perform its duties in accordance with the investment advisory agreement and in accordance with reasonable commercial standards, the professional staff of the Adviser may have conflicts in allocating its time and services among the Fund and the Adviser’s other investment vehicles and accounts. The Adviser and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of the Adviser and its professional staff. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of the Adviser and its officers, managers and employees will not be devoted exclusively to the business of the Fund but will be allocated between the business of the Fund and the management of the monies of other clients of the Adviser.

Pursuit of Differing Strategies.   At times, the portfolio managers may determine that an investment opportunity may be appropriate for only some of the accounts, clients, entities, funds and/or investment companies for which they exercise investment responsibility, or may decide that certain of the accounts, clients, entities, funds and/or investment companies should take differing positions with respect to a particular security or instrument. In these cases, a portfolio manager may place separate transactions for one or more accounts, clients, entities, funds and/or investment companies which may affect the market price of the security or instrument or the execution of the transaction, or both, to the detriment or benefit of one or more other accounts, clients, entities, funds and/or investment companies. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security or instrument that the Fund holds long, potentially resulting in a decrease in the market value of the security held by the Fund. In addition, from time to time, the Fund and Other Accounts may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities, subject to the limitations of the Investment Company Act. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities.

Investment Banking, Advisory and Other Relationships.   As part of its regular business, Blackstone provides a broad range of investment banking, advisory, underwriting, placement agent and other services. In addition, Blackstone may provide services in the future beyond those currently provided. The Fund will not receive a benefit from such fees. In the regular course of its investment banking and advisory businesses, Blackstone represents potential purchasers, sellers and other parties, including corporations, financial buyers, management, shareholders and institutions, with respect to transactions that could give rise to investments that are suitable for the Fund. In such a case, a Blackstone advisory client would typically require Blackstone to act exclusively on its behalf, thereby precluding the Fund from participating in such transactions. Blackstone will be under no obligation to decline any such engagements in order to make an investment opportunity available to the Fund. In connection with its investment banking, advisory and other businesses, Blackstone may come into possession of information that limits its and its affiliates’ ability to engage in potential transactions. The Fund’s activities may be constrained as a result of the inability of Blackstone personnel to use such information. For example, employees of Blackstone may be prohibited by law or contract from sharing information with members of the Fund’s investment team. Additionally, there may be circumstances in which one or more of certain individuals associated with Blackstone will be precluded from providing services related to the Fund’s activities because of certain confidential information available to those individuals or to other parts of Blackstone. In certain sell-side and fundraising assignments, the seller may permit the Fund to act as a participant in such transaction, which would raise certain conflicts of interest inherent in such a situation (including as to the negotiation of the purchase price) and also be subject to the limitations of the Investment Company Act.

Blackstone has long-term relationships with a significant number of corporations and their senior management. In determining whether to invest in a particular transaction on behalf of the Fund, the Adviser and the portfolio managers will consider those relationships, which may result in certain transactions that the Adviser and the portfolio managers will not undertake on behalf of the Fund in view of such relationships.

Representing Creditors and Debtors.  Blackstone may represent creditors or debtors in proceedings under Chapter 11 of the Bankruptcy Code or prior to such filings. From time to time Blackstone may serve as advisor to creditor or equity committees. This involvement, for which Blackstone may be compensated, may limit or preclude the flexibility that the Fund may otherwise have to participate in restructurings or the Fund may be required to liquidate any existing positions of the applicable issuer to avoid a subsequent conflict of interest. The inability to transact in any security, derivative or loan held by the Fund could result in significant losses to the Fund.

Service Providers.   The Fund’s service providers (including lenders, brokers, attorneys and investment banking firms) may be sources of investment opportunities and counterparties therein. This may influence the Adviser or its affiliates in deciding whether to select such a service provider or have other relationships with Blackstone. Notwithstanding the foregoing, investment transactions for the Fund that require the use of a service provider will generally be allocated to service providers on the basis of best execution (and possibly to a lesser extent in consideration of such service provider’s provision of certain investment-related services that the Adviser believes to be of benefit to the Fund).

Variation in Financial and Other Benefits.   A conflict of interest arises where the financial or other benefits available to portfolio managers differ among the accounts, clients, entities, funds and/or investment companies that they manage. If the amount or structure of the management fee and/or a portfolio manager’s compensation differs among accounts, clients, entities, funds and/or investment companies (such as where certain funds or accounts pay higher management fees or performance-based management fees), a portfolio manager might be motivated to help certain accounts, clients, entities, funds and/or investment companies over others. Similarly, the desire to maintain assets under management or to enhance a portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence such portfolio manager in affording preferential treatment to those accounts, clients, entities, funds and/or investment companies that could most significantly benefit such portfolio manager. A portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such accounts, clients, entities, funds and/or investment companies. Also, the desire of a portfolio manager or the Adviser to increase assets under management could influence a portfolio manager to keep a fund open for new investors without regard to potential benefits of closing such fund to new investors. Additionally, a portfolio manager might be motivated to favor accounts, clients, entities, funds and/or investment companies in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if a portfolio manager does not personally hold an investment in the Fund, the portfolio manager’s conflicts of interest with respect to the Fund may be more acute. The Adviser may also have a conflict of interest in allocating investment opportunities between the Fund and Other Accounts in cases where Other Accounts offer more attractive incentive fees to the Adviser or its affiliates.

Material, Non-Public Information.   The Adviser or certain of its affiliates may come into possession of material non-public information with respect to an issuer. Should this occur, the Adviser would be restricted from buying or selling securities, derivatives or loans of the issuer on behalf of the Fund until such time as the information became public or was no longer deemed material to preclude the Fund from participating in an investment opportunity. Disclosure of such information to the personnel responsible for the affairs of the Fund will be on a need-to-know basis only, and the Fund may not be free to act upon any such information. Therefore, the Fund may not have access to material non-public information in the possession of the Adviser or certain of its affiliates which might be relevant to an investment decision to be made by the Fund, and the Fund may initiate a purchase or sale transaction which, if such information had been known to it, may not have been undertaken. Due to these restrictions, the Fund may not be able to initiate a purchase or sale transaction that it otherwise might have initiated.

Trading by Firm Personnel.   The officers, directors, members, managers, and employees of the Adviser may trade in securities for their own accounts, subject to restrictions and reporting requirements as may be required by law and the policies of the Adviser and its affiliates, or otherwise determined from time to time by the Adviser.

Possible Future Activities.   Blackstone, the Adviser and their affiliates may expand the range of services that they provide over time. Except as provided herein, Blackstone, the Adviser and their affiliates will not be restricted in the scope of their businesses or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. Blackstone, the Adviser and their affiliates have, and will continue to develop, relationships with a significant number of companies, financial sponsors and their senior managers, including relationships with clients who may hold or may have held investments similar to those intended to be made by the Fund. These clients may themselves represent appropriate investment opportunities for the Fund or may compete with the Fund for investment opportunities.

Transactions with Other Funds.   From time to time, the Fund may enter into purchase and sale transactions with other funds managed by the Adviser or its affiliates. Such transactions will be conducted in accordance with, and subject to, the Adviser’s fiduciary obligations to the Fund and the Investment Company Act.

Other Affiliate Transactions.   The Fund may acquire a senior loan from an issuer in which a separate equity or junior debt investment has been made by other Adviser or Blackstone affiliates. When making such investments, the Fund and other Adviser or Blackstone affiliates may have conflicting interests. For example, conflicts could arise where the Fund becomes a lender to a company when an affiliate of the Adviser owns equity securities of such a company. In this circumstance, for example, if such company goes into bankruptcy, becomes insolvent or is otherwise unable to meet its payment obligations or comply with its debt covenants, conflicts of interest could arise between the holders of different types of securities as to what actions the company should take. There can be no assurance that the return on the Fund’s investment will be equivalent to or better than the returns obtained by the other affiliates.

Further conflicts could arise once the Fund and other affiliates have made their respective investments. For example, if a company goes into bankruptcy or reorganization, becomes insolvent or otherwise experiences financial distress or is unable to meet its payment obligations or comply with covenants relating to securities held by the Fund or by the other affiliates, such other affiliates may have an interest that conflicts with the interests of the Fund. If additional financing is necessary as a result of financial or other difficulties, it may not be in the best interests of the Fund to provide such additional financing. If the other affiliates were to lose their respective investments as a result of such difficulties, the ability of the Adviser to recommend actions in the best interests of the Fund might be impaired.

Investment Company Act Restrictions.   The Investment Company Act limits the Fund’s ability to enter into certain transactions with certain of its affiliates. As a result of these restrictions, the Fund may be prohibited from buying or selling any security directly from or to any portfolio company of a fund managed by Blackstone, the Adviser or their affiliates. However, the Fund may under certain circumstances purchase any such portfolio company’s loans or securities in the secondary market, which could create a conflict for the Adviser between its interests in the Fund and the portfolio company, in that the ability of the Adviser to recommend actions in the best interest of the Fund might be impaired. Even despite compliance with the Investment Company Act, potential conflicts of interest may arise in such transactions. The Investment Company Act also prohibits certain “joint” transactions with certain of the Adviser’s and Blackstone’s affiliates, which could include investments in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund.

Restrictions Arising under the Securities Laws.   The activities of Blackstone and the Adviser and their affiliates (including, without limitation, the holding of securities positions or having one of its employees on the board of directors of a company) could result in securities law restrictions on transactions in securities held by the Fund, affect the prices of such securities or the ability of such entities to purchase, retain or dispose of such investments, or otherwise create conflicts of interest, any of which could have an adverse impact on the performance of the Fund and thus the return to the shareholders.

Additional Potential Conflicts.   The Adviser and the portfolio managers may also face other potential conflicts of interest in managing the Fund, and the descriptions above are not a complete description of every conflict of interest that could be deemed to exist in managing both a Fund and the Other Accounts listed above.

(a)(3) Portfolio Manager Compensation as of December 31, 2014.

The Adviser’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary and a discretionary bonus.

Base Compensation.   Generally, portfolio managers receive base compensation and employee benefits based on their individual seniority and/or their position with the firm.

Discretionary Compensation.   In addition to base compensation, portfolio managers may receive discretionary compensation. Discretionary compensation is based on individual seniority, contributions to the Adviser and performance of the client assets that the portfolio manager has primary responsibility for. These compensation guidelines are structured to closely align the interests of employees with those of the Adviser and its clients.

(a)(4) Dollar Range of Securities Owned as of December 31, 2014.

Portfolio Managers	Dollar Range of the Registrant’s Securities Owned by the Portfolio Managers
Daniel H. Smith, Jr.	$100,001-$500,000
Lee M. Shaiman	$1-$10,000
Robert Zable	$0
Daniel T. McMullen	$0
Brad Marshall	$0

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

None

Item 10.  Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2) of Regulation S-K, or this Item.

Item 11.  Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)

There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)  The Code of Ethics that applies to the registrant’s principal executive officer and principal financial officer is attached hereto as Exhibit 12.A.1.

(a)(2)  The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.Cert.

(a)(3)  Not applicable.

(b)   A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.906Cert.

(c) The Proxy Voting Policies and Procedures are attached hereto as Ex99. Item 7.

(d) Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940, as amended, the form of Section 19(a) Notices to Beneficial Owners are attached hereto as Exhibit 12(d).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Blackstone / GSO Senior Floating Rate Term Fund

By:	/s/ Daniel H. Smith, Jr.
Daniel H. Smith, Jr. (Principal Executive Officer)
Chairman, Chief Executive Officer and President

Date:	March 6, 2015

By:	/s/ Eric Rosenberg
Eric Rosenberg (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	March 6, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Blackstone / GSO Senior Floating Rate Term Fund

By:	/s/ Daniel H. Smith, Jr.
Daniel H. Smith, Jr. (Principal Executive Officer)
Chairman, Chief Executive Officer and President

Date:	March 6, 2015

By:	/s/ Eric Rosenberg
Eric Rosenberg (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	March 6, 2015